SECURITIES ACT FILE NO. 333-236896
INVESTMENT COMPANY ACT FILE NO. 811-21195

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. 1 ☒

POST-EFFECTIVE AMENDMENT NO. ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 40 ☒
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A&Q Long/Short Strategies Fund LLC
(Exact Name of Registrant as Specified in Charter)

600 Washington Boulevard
Stamford, Connecticut 06901
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Registrant's Telephone Number, including Area Code: (203) 719-1428

Andrew Hollenbeck, Esq.
UBS Hedge Fund Solutions LLC
One North Wacker Drive
Chicago, Illinois 60606
(Name and Address of Agent for Service)

COPY TO:

Gary L. Granik, Esq.
Brad A. Green, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
(212) 969-3000

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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐       This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐       This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

This Registration Statement incorporates a combined prospectus (and statement of additional information) pursuant to Rule 429 which relates to an earlier registration statement filed by the Registrant on March 9, 2017 (File No. 333-216562). This Registration Statement also constitutes Post-Effective Amendment No. 6 to the earlier registration statement (File No. 333-216562), and such Post-Effective Amendment shall hereafter become effective concurrently with the effectiveness of this Registration Statement and in accordance with Section 8(c) of the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE
Limited Liability Company Interests	$990,777,735(1)	$49,607.04

(1)	This amount represents Limited Liability Company Interests previously registered (File No. 333-216562) and being carried forward by this filing. Filings fees of $49,607.04 were previously paid to the Securities and Exchange Commission in connection with the registration of those Limited Liability Company Interests.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, dated April 30, 2020

PROSPECTUS

A&Q LONG/SHORT STRATEGIES FUND LLC

Limited Liability Company Interests

 Investment Objective. A&Q Long/Short Strategies Fund LLC (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek capital appreciation over the long term. The Fund seeks to achieve its objective principally through the allocation of assets among a select group of alternative asset managers and the funds they operate.

The Fund commenced operations on February 1, 2003 and, as of February 29, 2020, had net assets of approximately $103.4 million.

(continued on following page)

Investing in the Fund's limited liability company interests (the "Interests") involves a high degree of risk. See "Risk Factors" beginning on page 25.

Neither the U.S. Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Total
Offering Amount	$990,777,735
Sales Load(1)	$19,815,555
Proceeds to the Fund	$990,777,735	(2)

(1)	Generally, the stated minimum initial investment in the Fund is Interests with an initial value of at least $50,000, which minimum may be reduced for certain investors, but not below $25,000. Investors purchasing Interests may be charged a sales load of up to 2% of the investor's capital contribution. See "Plan of Distribution."
(2)	The Fund paid offering expenses of approximately $115,000 from the proceeds of this offering.

UBS Financial Services Inc. acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through other brokers or dealers. The Fund sells Interests only to Qualified Investors (as defined herein). Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's brokerage account will be debited approximately four business days prior to closing for the purchase amount, which will be deposited into a non-interest-bearing escrow account set up at The Bank of New York Mellon. See "Plan of Distribution."

UBS Financial Services Inc. May 1, 2020

Investment Portfolio. The Fund is commonly referred to as a "fund of funds," and seeks to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). Currently, the Fund invests its assets principally in a portfolio of Investment Funds that primarily employ long/short equity strategies, including those involving foreign issuers, as well as certain other strategies described in this prospectus (the "Prospectus").

Investment Adviser, Investment Management Fee and Administrator Fee. The Fund's investment adviser is UBS Hedge Fund Solutions LLC (the "Adviser" and, when providing services under the Administration Agreement, the "Administrator"). Under the Investment Management Agreement and the Administration Agreement, the Fund pays the Adviser and Administrator monthly fees at the aggregate annual rate of 1.75% of the Fund's net assets, excluding assets attributable to the Adviser's capital account and the Administrator's capital account (collectively, the "Fund Asset-Based Fees"). The Fund Asset-Based Fees are in addition to the asset-based fees charged by the Investment Funds (expected to range from 0.45% to 2.75% of net assets) and incentive allocations charged by unregistered Investment Funds (expected to range from 9% to 20% of net profits).

Risk; Restrictions on Transfer; No Trading Market. Investing in the Fund's Interests involves a high degree of risk. In particular:

•	The Fund is an illiquid investment. Before making your investment decision, you should consider, among other things, your liquidity needs. While the Adviser expects that it will recommend to the Board of Directors of the Fund that the Fund offer to repurchase Interests from investors on a quarterly basis, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and should be viewed as a long-term investment.

Interests are subject to restrictions on transfer and do not trade in any public market.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated May 1, 2020, has been filed with the SEC. The SAI is available upon request and without charge by writing the Fund at c/o UBS Hedge Fund Solutions LLC, 600 Washington Boulevard, Stamford, Connecticut 06901, or by calling (888) 793-8637. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 63 of this Prospectus. In addition, you may request the Fund's annual and semi-annual reports, when available, and other information about the Fund or make investor inquiries by calling (888) 793-8637. The Fund does not have a website on which to publish the SAI and annual and semi-annual reports. The SAI, material incorporated by reference into the Fund’s registration statement and other information about the Fund is also available on the SEC's website (http://www.sec.gov). The address of the SEC's website is provided solely for the information of prospective investors and is not intended to be an active link.

Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will, however, amend its registration statement to reflect any material changes to this Prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus (the "Prospectus") and in the Statement of Additional Information (the "SAI").

The Fund	A&Q Long/Short Strategies Fund LLC (the "Fund") is a limited liability company organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund's investment adviser is UBS Hedge Fund Solutions LLC (the "Adviser" and, when providing services under the Administration Agreement, as defined below, the "Administrator"). The Fund commenced the public offering of limited liability company interests ("Interests") in February 2003, and the Fund has engaged in a continuous offering since that time. Interests are offered at net asset value, plus any applicable sales load. The Fund commenced operations on February 1, 2003 and, as of February 29, 2020, had net assets of approximately $103.4 million. See "General Information."

Investment Program

The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is commonly referred to as a "fund of funds," and seeks to achieve its investment objective principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the "Investment Funds").

Currently, the Fund invests its assets principally in a portfolio of Investment Funds that primarily employ long/short equity strategies. Such Investment Funds may invest in the securities of foreign issuers, including those in emerging markets. The Fund also invests in Investment Funds that employ other strategies, which may include relative value, merger arbitrage/event-driven, macro, distressed investing and emerging market strategies.

Long/Short Equity Strategies

Long/short equity strategies involve long and short investing in equity securities that an Investment Manager

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believes are under- or over-valued.

• Long-biased investing generally involves buying a security expecting its price to increase.

• Short investing generally involves selling a security that the Investment Fund does not own (and has to borrow) expecting to profit from a decline in its price at a later date.

Investment Managers employing long/short equity strategies generally do not seek to be market neutral (i.e., they will generally be net long or net short). Investment Managers may specialize in a particular industry or may diversify holdings across industries. Although the strategy is more common in U.S. markets, a growing number of Investment Managers invest globally. Investment Managers may invest in equity securities without limitation as to market capitalization. Investment Managers also may use leverage and may invest in derivatives and illiquid securities. There can be no assurance that an Investment Manager will engage at all times in short sales.

Additional Strategies

The Adviser also may choose Investment Managers who employ other investment strategies, including, but not limited to, the following:

• Relative value strategies involve the simultaneous purchase and sale of similar securities to exploit pricing differentials. Relative value strategies include: convertible bond arbitrage, statistical arbitrage, pairs trading, fixed-income arbitrage and closed-end fund arbitrage.

• Merger arbitrage/event-driven strategies involve investments in securities of firms involved in mergers, acquisitions or other special situations, such as restructurings, liquidations or spin-offs, which alter a company's financial structure or operating strategy. Risk management and hedging techniques frequently are employed to protect the portfolio from deals that fail to materialize. Additionally, Investment Managers may take an "activist" approach to such strategies, seeking to create a catalyst for stock price movement.

• Macro strategies generally involve investing in a wide variety of strategies and instruments, whereupon Investment Managers often assume an

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aggressive risk posture. Some Investment Managers rely on macro-economic models to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments.

• Distressed investing strategies involve investments in the securities of companies that are in the midst of financial restructuring or balance sheet re-capitalization, or are trading at stressed or distressed prices in anticipation of such an event.

• Emerging market strategies involve investments in securities and instruments from less developed financial markets of the world that are, nevertheless, believed to be rapidly growing.

At any given time, the Fund may not invest in all or certain of the foregoing strategies, and may invest in other strategies not listed above. See "Investment Program."

The Fund seeks to identify, select and monitor Investment Funds and Investment Managers that the Adviser believes will produce attractive returns over time.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities and other financial instruments that may be owned, the types of trading strategies employed, the amount of leverage that can be used and the diversity or concentration of securities within their portfolios. Each Investment Manager may use various investment techniques for hedging and non-hedging purposes. Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline. Investment Managers also may purchase and sell options and futures contracts and engage in other derivatives, and, from time to time, may maintain significant cash positions. The use of these techniques may be an integral part of their investment programs and involves certain risks to the Fund. Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entail risk. Investment Funds may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns. See "Risk Factors."

In some instances, although not expected to be a frequent occurrence or to constitute a significant portion of the

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Fund's portfolio, an Investment Manager may pursue its investment strategy by structuring an Investment Fund with a highly concentrated portfolio, perhaps consisting of just a single security.

The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

Selection of Investment Managers	The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds. The Fund has been designed to afford the Adviser flexibility to deploy assets as it deems appropriate under prevailing economic and market conditions.

The Adviser follows certain general guidelines when reviewing and selecting Investment Managers. While the Adviser attempts to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, therefore, the selection of Investment Managers is a fundamentally subjective process. The guidelines may be modified or eliminated at the discretion of the Adviser. In addition, some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories. However, the Adviser endeavors to select Investment Managers whose principals have capital markets experience.

The selection guidelines currently used by the Adviser are as follows:

Filtering Investment Manager Candidates. The Adviser uses a variety of information sources to identify prospective investments, including, without limitation, databases, prime brokers, proprietary UBS Group AG ("UBS") resources and other industry contacts. These sources should help narrow down the investable universe to less than 500 Investment Funds. The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

Interviews and Selection of Investment Managers. The Adviser generally conducts a number of onsite and offsite interviews and substantial other due diligence on an Investment Manager prior to making an investment. The goal of the due diligence process is to evaluate: (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment

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Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that give the Investment Manager's Investment Fund an investment edge.

Monitoring Investment Managers and Reallocation. Once an asset manager is selected as an Investment Manager, the Adviser continues to review the investment process and performance of the Investment Manager. The Adviser monitors Investment Managers through a combination of weekly and/or monthly net asset value updates, portfolio reports and periodic phone calls and visits. When appropriate, the Adviser utilizes its proprietary software to analyze the risk of the Fund's underlying investments. The Adviser also relies on its experience to make qualitative assessments about the current risk conditions that each Investment Manager and the Fund overall may face. Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

Potential Benefits of Investing in the Fund	An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on investors.

In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of exposure to a number of different investment styles and Investment Managers. By investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager or single strategy.

The Adviser	The Adviser is an indirect, wholly-owned subsidiary of UBS. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed

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accounts and other accounts. The Adviser had total assets under management as of March 1, 2020 of approximately $35.1 billion. See "Management of the Fund."
Fees and Expenses	The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser, dated as of September 10, 2002, as revised as of July 1, 2015 (the "Investment Management Agreement"). The Administrator provides certain other administrative services to the Fund, including, among other things, providing office space and other support services to the Fund, pursuant to an administration agreement between the Fund and the Adviser, dated as of September 10, 2002, as revised as of July 1, 2015 (the "Administration Agreement"). Under the Investment Management Agreement and the Administration Agreement, the Fund pays the Adviser and the Administrator monthly fees at the aggregate annual rate of 1.75% of the Fund's net assets for the month, excluding assets attributable to the Adviser's capital account and the Administrator's capital account (collectively, the "Fund Asset-Based Fees").

The Fund Asset-Based Fees are in addition to the asset-based fees charged by the Investment Funds and the incentive allocations charged by unregistered Investment Funds. The asset-based fees of the Investment Funds are expected to range from 0.45% to 2.75% of net assets and the incentive allocations of unregistered Investment Funds are expected to range from 9% to 20% of net profits. See "Risk Factors."

BNY Mellon Investment Servicing (US) Inc. ("BNY"), as Fund administrator, performs certain additional administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS or its affiliates, including the Adviser. In consideration for these services, the Fund and certain of these other investment funds pay BNY an annual fee calculated based upon the aggregate average net assets of the Fund and certain of these other investment funds, subject to a minimum monthly fee, and reimburse certain of BNY's expenses.

Investors purchasing Interests in the Fund may be charged a waivable sales load of up to 2% of the investor's capital contribution.

The Fund bears all expenses incurred in the business of the Fund. The Investment Funds bear all expenses incurred in the business of the Investment Funds. See "Management of

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the Fund—Other Expenses of the Fund" and "Summary of Fund Expenses."

Borrowing

The Fund is authorized to borrow money temporarily for investment purposes and in connection with repurchases of, or tenders for, the Fund's Interests. The Fund, along with several other funds advised by the Adviser, has entered into a secured revolving line of credit agreement with a third-party commercial bank (the "Credit Agreement") under which the Fund may borrow from time to time on a revolving basis at any time up to $16,000,000.

The Fund is not permitted to borrow if, immediately after such borrowing, it would have asset coverage (as defined in the Investment Company Act) of less than 300%. See "Risk Factors—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss" and "—The Fund May Borrow Money."

Special Investment Techniques	To attempt to hedge against foreign currency risks, the Fund may use derivatives. The Adviser believes that it will utilize principally forward currency exchange contracts, although it also may utilize put options and futures contracts. The Fund may sell securities short in pursuit of its investment objective, although it presently does not intend to do so. The Fund's use of derivatives, as well as short sales, may trigger asset coverage or asset segregation requirements. There can be no assurance that the Fund will engage in such techniques or that these techniques will be successful. See "Risk Factors."

Investor Qualifications	Interests are sold only to investors that are "qualified clients," as defined in Rule 205-3 under the Advisers Act ("Qualified Investors"). Before you may invest in the Fund, your financial advisor or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Interests except in the limited circumstances permitted in the Fund's Limited Liability Company Agreement, as amended from time to time (the "LLC Agreement"). Existing investors seeking to purchase additional Interests will be required to qualify as Qualified Investors at the time of the additional purchase. (The form of investor certificate (the "Investor Certificate") that you will be asked to sign is attached to this Prospectus as Appendix B.) If your Investor Certificate is not received and accepted by the Fund's Distributor (as defined below), your order will not be accepted. Other similar arrangements may be permitted by the Distributor instead of the Investor Certificate. If you attempt to transfer your Interests in violation of the LLC Agreement, the transfer will not be permitted and will be

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void. The Fund, in its discretion, may suspend applications for Interests at any time. See "Investor Qualifications."

By acquiring Interests in the Fund, an investor acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates thereof (including information set forth in this Prospectus and in the SAI) is not a recommendation to invest in the Fund, and that none of the Fund, the Adviser or any affiliates thereof is undertaking to provide any investment advice to the investor (impartial or otherwise), or to give advice to the investor in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser is for the provision of investment advice to the investor; and (ii) the Adviser has a financial interest in the investor's investment in the Fund on account of the fees it expects to receive from the Fund as disclosed herein.

Investor Suitability	An investment in the Fund involves a considerable amount of risk. You may lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation, and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Interests in the Fund. See "Risk Factors—Investors Have Only Limited Liquidity."

The Offering	The Fund is offering Interests through UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Interests, the "Distributor"). See "Plan of Distribution." The Adviser and the Distributor may pay from their own resources compensation to the Distributor's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Interests or ongoing servicing of clients with whom they have placed Interests in the Fund.

The Fund commenced the public offering of Interests in February 2003, and has engaged in a continuous offering of Interests since that time. Interests are offered at net asset value, plus any applicable sales load (described below), next determined after subscriptions are accepted. Subscriptions typically are accepted as of the last business day of the month, and net asset value is calculated as of the first business day of the subsequent month. The Fund has

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registered $990,777,735 in Interests for sale under the registration statement to which this Prospectus relates.

Generally, the stated minimum initial investment is Interests with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000. If you want to purchase less than $50,000 in Interests, you should speak with your financial advisor. In granting any reduction, consideration is given to various factors, including the investor's overall relationship with the Distributor, the investor's holdings in other funds affiliated with the Adviser, and such other matters as the Distributor and the Adviser may consider relevant at the time. Financial advisors may receive a reduced sales credit for selling Interests substantially below this stated minimum initial contribution. The Fund may vary the investment minimums from time to time. Investors purchasing Interests in the Fund may be charged a sales load of up to 2% of the investor's capital contribution. Purchasers of Interests in conjunction with certain fixed or "wrap" fee programs, or employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, may not be charged a sales load.

The Fund sells Interests from time to time (each date on which Interests are delivered is called a "Closing Date"). Prior to a Closing Date, an investor's funds will be held in a non-interest-bearing escrow account at The Bank of New York Mellon, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. An investor will not become an investor of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date.

Distribution Policy	The Fund does not anticipate making periodic distributions of its net income or gains, if any, to investors. The amount and times of distributions, if any, will be determined in the sole discretion of the Board of Directors of the Fund (the "Board"). Whether or not distributions are made, investors will be required each year to pay applicable U.S. federal, state and local income taxes on their allocable share of the Fund's taxable income, and generally will have to pay those taxes from sources other than Fund distributions. See "Risk Factors—Distributions to Investors and Payment of Tax Liability."

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Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, the Fund's Interests are not transferable and liquidity is provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and should be viewed as a long-term investment. See "Risk Factors—Investors Have Only Limited Liquidity."

Repurchases of Interests	No investor has the right to require the Fund to redeem the investor's Interest in the Fund. The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors on a quarterly basis. In addition, the Fund may, at any time, repurchase involuntarily at net asset value an Interest or a portion of an Interest of an investor, or any person acquiring an Interest or portion thereof from or through an investor, in accordance with the LLC Agreement and Section 23 of the Investment Company Act, and any applicable rules thereunder. See "Redemptions, Repurchases of Interests and Transfers—No Right of Redemption or Transfer" and "—Repurchases of Interests."

If a repurchase offer is oversubscribed by investors who tender Interests, the Fund may: (i) increase the amount of Interests to be repurchased by up to 2% of the Fund's outstanding Interests; (ii) extend the repurchase offer, if necessary, and increase the amount of Interests that the Fund is offering to repurchase; (iii) repurchase a pro rata portion of the Interests tendered; or (iv) take any other action permitted by applicable law. As a result, in any particular repurchase offer, tendering investors may not have all of their tendered Interests repurchased by the

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Fund. See "Redemptions, Repurchases of Interests and Transfers—Repurchases of Interests."

The LLC Agreement provides that the Fund shall be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. (The LLC Agreement is attached hereto as Appendix A.)

Taxation	Most closed-end investment companies elect to be taxed as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will not make this election and intends to be treated as a partnership for U.S. federal income tax purposes. Accordingly, the Fund generally should not be subject to U.S. federal income tax, and each investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss for each year, whether or not the Fund makes any distributions in that year.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "Risk Factors—Tax Risks" below.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), such as 401(k) plans and other privately sponsored defined contribution and defined benefit retirement plans, retirement arrangements governed by Section 4975 of the Code such as individual retirement accounts ("IRAs") and Keogh Plans, and entities otherwise subject to Title I of ERISA or Section 4975 of the Code by reason of plans' investment in such entities, as well as other tax-exempt entities, may purchase Interests in the Fund. Fiduciaries of such plans or arrangements should consider, among other things, that the Fund offers limited liquidity. Moreover, fiduciaries of such plans that are participant-directed should consider that the Fund sells Interests only to Qualified Investors, and confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any "benefit, right or feature" affecting the qualified status of the plan or arrangement. The Fund's assets should not be considered to be "plan

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assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Because, among other reasons, the Investment Funds and the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the transactions are treated as giving rise to unrelated business taxable income ("UBTI"). A tax-exempt investor (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. Charitable remainder trusts may not purchase Interests.

Reports to Investors	The Fund will furnish to investors as soon as practicable after the end of each taxable year of the Fund such information as is necessary for investors to complete U.S. federal, state and local income tax or information returns, along with any other tax information required by law. For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. It is possible, however, that one or more Investment Managers will delay in providing this information. As a result, it is possible that the Fund may be unable to provide tax information to investors without significant delays and investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level. The Fund also will send to investors a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund's operations during each quarter also will be sent to investors.

Risk Factors	An investment in the Fund involves a high degree of risk. These risks include:

General Risks

• Investors may suffer a loss of capital.

• Market risks, including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund's investments in Investment Funds and the Fund's underlying investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the

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Fund.

• The Fund's performance depends upon the performance of the Investment Managers and selected strategies, the adherence by such Investment Managers to their selected strategies, the instruments used by such Investment Managers and the Adviser's ability to select Investment Managers and strategies and effectively allocate Fund assets among them.

• Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.

• The Fund may not be able to invest in certain Investment Funds that are oversubscribed or closed, or the Fund may only be able to allocate a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity.

• The Fund does not make periodic distributions; investors will nevertheless be required to pay applicable taxes on their respective share of the Fund's taxable income.

• The Fund is classified as a "non-diversified" investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers. In general, the Fund limits to less than 25% of its assets its investment in any one Investment Fund.

• The Fund intends to be treated, and believes it qualifies for treatment, as a partnership for U.S. federal income tax purposes, but could be treated as an association or a "publicly traded partnership" taxable as a corporation, which would subject the income earned by the Fund to two levels of taxation. Similarly, an Investment Fund that intends to be treated for U.S. federal income tax purposes as a partnership could be treated as an association or a "publicly traded partnership" taxable as a corporation; the income earned by such

Investment Fund would thus be subject to two

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levels of taxation.

• The Adviser and the Investment Managers may have conflicts of interests that could interfere with their management of the Fund or the Investment Funds, respectively. Investments made on behalf of other clients of the Adviser may restrict the Fund's ability to purchase or sell certain Investment Funds under applicable law.

Liquidity Risks

• Fund Interests are illiquid and are not listed on any securities exchange or traded in any other market and are subject to substantial restrictions on transfer.

• Investments in underlying Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Fund. Under certain circumstances, some Investment Funds may impose limits (known as "gates") on the aggregate amount that an investor or all investors in the Investment Fund may withdraw on any single withdrawal date. Additionally, some Investment Funds may suspend the redemption rights of their investors, including the Fund, from time to time. As a result, the Fund's ability to provide liquidity to investors could be adversely affected.

• The Fund's assets may be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Investment Managers, the Adviser and the Administrator and the price payable in respect of repurchased Interests.

• The repurchase price payable in respect of repurchased Interests will be equal to the value of an investor's capital account or applicable portion thereof based on the estimated net asset value of the Fund's assets as of quarter-end (or any later valuation date if a tender offer is extended), after giving effect to all allocations to be made to the investor's capital account as of such date. Tendering investors have no right to receive any other price, and will not be paid any additional amounts, as a result of any adjustments to the Fund's net asset value made in the course of the

14

Fund's or any Investment Fund's year-end audit. Similarly, the Fund and remaining investors will not be entitled to recover any overpayments that a year-end audit indicates may have been paid to tendering investors.

• The Investment Funds' portfolios may include a number of investments for which no market exists and which have substantial restrictions on transferability.

• Investment Managers may invest without limitation in restricted and illiquid securities. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

• Investment Funds generally are permitted to redeem their securities in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive an in-kind distribution of securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund, but the Adviser may not be able to timely dispose of the investment and, therefore, investors may not be able to redeem their Interests or may themselves receive distributions in-kind that are illiquid and difficult to value.

Investment Strategy Risks

• An Investment Manager may focus on a particular industry or industries, on a limited number of issuers or even on a single issuer, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries or on a broader portfolio of issuers.

• Investment Managers may change their investment strategies (i.e., may experience style drift) at any time.

• Investment Managers may use leverage, which is likely to cause net assets to appreciate or depreciate at a greater rate than if leverage were not used.

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• The Investment Managers and Investment Funds may engage in short-selling for hedging or non-hedging purposes. In addition, the Fund may engage in short-selling, although it presently does not intend to do so. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. An Investment Manager's use of short sales, leverage and derivative transactions, in certain circumstances, can result in significant losses.

• Investment Managers may use derivatives for hedging and non-hedging purposes.

• The Fund may borrow money (or leverage) temporarily to (i) fund investments in certain Investment Managers, pending receipt of subscriptions, and (ii) meet requests for tenders, which could magnify significantly the potential volatility of the Interests.

• Investment Managers may invest in securities of non-U.S. issuers, including those located in emerging markets, which may subject the Fund to special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

• Certain Investment Funds may be denominated in non-U.S. currencies.

• Investment Funds and investments located outside of the U.S. may be subject to withholding and other taxes in such non-U.S. jurisdictions, which may reduce the return of the Fund and its investors.

• Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

• Investment Managers generally charge asset-based fees and incentive allocations, which may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees; because these fees

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are based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains.

• Investment Funds may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.

• To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, the Fund will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment.

• The Fund may, from time to time, have to hold some of its assets in money market securities, cash or cash equivalents.

Fund of Funds Risk

Because the Fund invests in Investment Funds, investors are subject to additional risks, including:

• The Investment Funds and Investment Managers, in some cases, may be newly organized with no, or only limited, operating histories upon which to evaluate their performance; however, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.

• Investors in the Fund have no right to receive information about the Investment Funds or Investment Managers, and have no recourse against Investment Funds or their Investment Managers.

• The Adviser is dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Interests. In most cases, the Adviser has little or no means of independently verifying this information.

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• Investment Managers may use proprietary investment strategies that are not fully disclosed to the Adviser, and that may involve risks under some market conditions that are not anticipated by the Adviser.

• While the Fund may invest in registered investment companies, Investment Funds generally will not be registered as investment companies under the Investment Company Act. Therefore, despite the fact that the Fund itself is registered under the Investment Company Act, as an investor in Investment Funds, the Fund will not be able to avail itself of the protections afforded by the Investment Company Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements.

• Investors in the Fund bear two layers of asset-based fees and expenses—one at the Fund level and one at the Investment Fund level—and incentive allocations at the Investment Fund level. An investor who met the conditions imposed by the Investment Managers, including investment minimums that may be considerably higher than the Fund's, could invest directly with the Investment Managers.

• Investment Managers may receive an incentive allocation from an Investment Fund, and thus indirectly from the Fund's investors, for positive performance of the Investment Fund, even if the Fund's overall returns are negative.

• Investment Managers make investment decisions independent of the Adviser and each other, which may be conflicting.

• At any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund and, consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

• The net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would

18

realize on the withdrawal of its investments from the Investment Funds. Additionally, the fair values provided by the Investment Funds may, at times, be estimates subject to later adjustment. These factors could adversely affect investors whose Interests are repurchased as well as new investors and remaining investors.

• Fund investors may be exposed to significant indirect indemnification obligations to the Investment Funds, their Investment Managers and their third party service providers.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment.

See "Risk Factors."

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SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear. The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the investors in a fund of funds also indirectly pay a portion of the fees and expenses, including incentive allocations, charged at the Investment Fund level.

Investor Transaction Expenses
Maximum Sales Load(1) (percentage of purchase amount)	2.00%
Maximum Redemption Fee	None	(2)
Offering Expenses Borne by the Fund (as a percentage of offering amount)	0.01%

Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee	1.45%
Interest Payments on Borrowed Funds(3)	0.02%
Other Expenses (Including Administrator Fee:0.30%)(4)	1.21%
Acquired Fund Fees and Expenses (Investment Fund fees and expenses)(5)	6.35%
Total Annual Expenses	9.03	%(6)

(1)	Generally, the stated minimum initial investment in the Fund is Interests with an initial value of at least $50,000, which minimum may be reduced for certain investors. Investments may be subject to a waivable sales load of up to 2%. See "Plan of Distribution."

(2)	While the Fund does not impose any charges on a repurchase of Interests in the Fund, it may allocate to tendering investors withdrawal or similar charges imposed by an Investment Fund if the Adviser determines to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

(3)	The Fund's interest expense for the fiscal year ended December 31, 2019 was $18,601.

(4)	"Other Expenses" are estimated based on average net assets of the Fund for the fiscal year ended December 31, 2019 of approximately $114 million. "Other Expenses" do not include any fees or expenses charged by Investment Funds (which are reflected separately under "Acquired Fund Fees and Expenses").

(5)	Includes the fees and expenses of the Investment Funds in which the Fund is already invested and intends to invest based upon the anticipated net proceeds of this offering. Some or all of the Investment Funds in which the Fund invests charge incentive fees or allocations based on the Investment Funds' earnings. The incentive fees or allocations charged by unregistered Investment Funds in which the Fund invests generally are expected to range from 9% to 20% of net profits. The "Acquired Fund Fees and Expenses" disclosed above are based on historic earnings of the Investment Funds, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses." The amount of the Fund's average net assets used in calculating this percentage was based on average net assets for the fiscal year ended December 31, 2019 of approximately $103.4 million, plus anticipated net proceeds of approximately $991 million from the offering. The Adviser estimates that approximately 2.28% (as a percentage of the net assets attributable to Interests) of the 6.35% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds). The Adviser estimates that the balance of approximately 4.07% is attributable to performance-based fees and allocations, as well as other investment-related expenses of the Investment Funds (for example, interest expense, dividends paid on investments sold short, bank charges and commissions, stock loan fees, etc.).

(6)	Total annual expenses shown in the table are as of the Fund's fiscal year ended December 31, 2019 and will increase or decrease over time based on the Fund's asset level and other factors.

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The purpose of the table above and the example below is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

	1 Year	3 Years	5 Years	10 Years
EXAMPLE:
You would pay the following expenses, including a sales load (see footnote 1 above), on a $1,000 investment, assuming a 5% annual return:	$107	$270	$420	$746

*	Without the sales load, the expenses would be: $88 (1 Year), $255 (3 Years), $408 (5 Years) and $740 (10 Years).

The example is based on the fees and expenses set forth in the table above and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown (and "Acquired Fund Fees and Expenses" may also be greater or less than that shown). Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the Investment Funds' actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Investment Funds' incentive allocations.

Financial Highlights

The financial highlights table is intended to help an investor understand the Fund's financial performance for the last ten fiscal years. The information has been derived from the financial statements audited by Ernst & Young LLP (“EY”), whose report, covering the last five fiscal years, along with the Fund's financial statements, is included in the SAI. The SAI is available upon request.

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	Years Ended December 31,

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Ratio of net investment loss to average members' capital(1)(2)	(2.68)%	(2.61)%	(2.47)%	(2.38)%	(2.25)%	(2.36)%	(2.29)%	(2.22)%	(2.08)%	(2.01)%
Ratio of net expenses to average members' capital(1)(2)	2.68%	2.61%	2.47%	2.39%	2.36%	2.36%	2.29%	2.22%	2.09%	2.02%
Portfolio turnover rate	35.68%	16.66%	23.11%	11.93%	34.35%	17.21%	5.34%	17.67%	34.25%	17.80%
Total Return(3)	8.80%	(6.20)%	9.76%	(3.07)%	(0.47)%	5.78%	16.87%	8.56%	(4.50)%	4.90%
Members' capital at end of period (including the Adviser)	$102,717,666	$116,154,371	$144,245,208	$161,455,751	$194,128,758	$213,504,323	$222,442,947	$237,642,181	$326,206,879	$496,552,818

(1)	The average members' capital used in the above ratios is calculated using pre-tender members' capital, excluding the Adviser.
(2)	Ratios of net investment loss and net expenses to average members' capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.
(3)	The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital contributions or withdrawals during the year.

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FUND PERFORMANCE INFORMATION

The following information should not be viewed as indicative of the future investment performance of the Fund. The information is unaudited and presented net of the Fund's actual fees and expenses, including the Fund's "Acquired Fund Fees and Expenses," and net and gross of the Fund's maximum sales load of 2%. The returns are subject to change without notification to the recipient based on, amongst other things, an annual audit of the Fund.

AVERAGE ANNUAL TOTAL RETURNS OF THE FUND
FOR PERIODS ENDED December 31, 2019

	A&Q Long/Short Strategies Fund LLC (with sales load)	A&Q Long/Short Strategies Fund LLC (without sales load)
1 Year	6.63%	8.80%
5 Years	1.16%	1.56%
10 Years	3.60%	3.81%
Since Inception[1]	4.21%	4.34%

[1]	The Fund commenced operations on February 1, 2003.

The Fund's total return for the period from February 1, 2003 to December 31, 2019 was 101.04% and 105.15%, net and gross, respectively, of the Fund's maximum 2% sales load.

Based on a hypothetical $50,000 investment in the Fund at the Fund's inception, net gain as of December 31, 2019 would be $50,521 and $52,575, net and gross, respectively, of the Fund's maximum 2% sales load.

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE
OF THE FUTURE RESULTS OF THE FUND.

SENIOR SECURITIES

The following table sets forth information about the Fund's outstanding senior securities (including bank loans) as of the end of the last ten fiscal years. The Fund's senior securities during this time period were comprised only of temporary borrowings made pursuant to secured revolving lines of credit agreements, including the Credit Agreement. The information in the table has been audited by EY.

Fiscal Year Ended	Total Principal Amount Outstanding[1]	Asset Coverage Per $1,000 of Borrowings[2]
December 31, 2019	$7,100,000	$15,467
December 31, 2018	$4,000,000	$30,039
December 31, 2017	$10,500,000	$14,738
December 31, 2016	$8,500,000	$19,995
December 31, 2015	N/A	N/A

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Fiscal Year Ended	Total Principal Amount Outstanding[1]	Asset Coverage Per $1,000 of Borrowings[2]
December 31, 2014	N/A	N/A
December 31, 2013	N/A	N/A
December 31, 2012	N/A	N/A
December 31, 2011	N/A	N/A
December 31, 2010	$1,500,000	$332,035

[1]	Represents the principal amount owed by the Fund pursuant to secured revolving lines of credit agreements in place at the time.
[2]	Calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, dividing the result by the aggregate amount of the Fund's senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

PRIVACY NOTICE

This notice describes the Fund's privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. "Personal Information" is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•	Transaction history, including information about Fund transactions and balances in your accounts with the Distributor or its affiliates or other Fund holdings and any affiliation with UBS and its affiliates.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser, the Distributor and its various other affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

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RISK FACTORS

Employing a "Fund of Funds" Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate investment strategies, Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. The success of the Fund depends in large part upon the ability of the Adviser and the Investment Managers to develop and implement investment strategies that achieve the Fund's investment objectives. See "—Conflicts of Interest." In addition, although the Adviser expects to monitor the Investment Managers to which the Fund allocates its capital, it is always possible that a number of the Investment Managers might take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund's investment goal.

While the Fund may invest in registered investment companies, the Investment Funds generally will not be registered as investment companies under the Investment Company Act. Therefore, despite the fact that the Fund itself is registered under the Investment Company Act, as an investor in Investment Funds, the Fund will not be able to avail itself of the protections afforded by the Investment Company Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements. Market conditions and trading approaches are continually changing, and a particular Investment Manager's past successful performance may be largely irrelevant to such Investment Manager's prospects for future profitability. Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. In addition, certain securities in which an Investment Fund may invest may not have a readily ascertainable market price. Such securities will generally be valued by Investment Managers, which valuation will be conclusive with respect to the Investment Fund, even though such Investment Managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation. The Fund may rely on estimates of the value of these investments when calculating its net asset value. The Fund may suspend the calculation of its net asset value during periods when an emergency exists as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, and at any other time determined by the Board.

The valuation of the Fund's investment in an Investment Fund, as determined under procedures adopted by the Board, may under certain circumstances vary from the valuation provided by the Investment Manager of that Investment Fund. See "Calculation of Net Asset Value." Investors should recognize that valuations of illiquid securities, such as interests in Investment Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds. In addition, the Investment Funds may not always be able to readily provide the Fund with their finalized net asset values in advance of a purchase or withdrawal. In such an event, it may be necessary for the Fund to rely on an estimate of the net asset value provided by the Investment Funds. The Adviser will attempt to resolve any discrepancies between valuations assigned by an Investment Manager and fair value as determined by the Adviser and BNY by seeking information from the Investment Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund's investment in accordance with procedures adopted by the Board.

An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the

25

Adviser. The investment strategies and styles used by an Investment Manager are subject to change without notice. For information about an Investment Fund's net asset value and portfolio composition, the Adviser is dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Interests. Investors in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be investors in the Investment Funds and will have no rights with respect to or standing with or recourse against the Investment Funds, Investment Managers or any of their affiliates.

The Adviser will not have any control over the investments made by Investment Managers. The Adviser may, however, reallocate the Fund's investments among the Investment Funds, but the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds. These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes. In addition, at times when Investment Funds offer limited availability to investors, the Adviser may allocate such limited availability among and between multiple entities managed by it or its affiliates, resulting in a Fund portfolio that differs from the portfolio that might result if the Adviser only managed the Fund. Although the Adviser intends to use certain criteria in evaluating and monitoring Investment Funds, there is no assurance that the Adviser will use the same criteria for all Investment Funds. Although the Adviser employs a due diligence process to review each Investment Manager's back office and accounting systems and obtains third party verifications and background checks, there is no assurance that such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager's operations and activities.

An investor who meets the conditions imposed by the Investment Managers can invest directly with the Investment Managers. These conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment. By investing in the Investment Funds indirectly through the Fund, the investor bears two layers of asset-based fees and expenses—at the Fund level and the Investment Fund level—and incentive allocations at the Investment Fund level. In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Investment Manager or Investment Fund. The Fund may also invest in Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund investors, to an additional level of fees. In the aggregate, these fees and expenses can be substantial and will adversely affect the value of any investment in the Fund. The Investment Funds also may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.

Each Investment Manager will receive any incentive allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager may receive an incentive allocation from an Investment Fund, and thus indirectly from the Fund's investors, for positive performance of the Investment Fund, even if the Fund's returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Adviser and of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result. Similarly, the use of multiple Investment Managers may cause one or more Investment Funds to hold opposite positions in securities of issuers, thereby decreasing or eliminating the possibility of positive returns from such an investment.

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Each Investment Manager has exclusive responsibility for making trading decisions on behalf of its Investment Fund. The Investment Managers also manage other accounts (including funds and accounts in which the same Investment Managers may have ownership interests) that, together with accounts already managed by such Investment Managers, could compete for the same trades an Investment Manager might otherwise make on behalf of the Fund, including competition for priority of order entry.

The Investment Managers have varying levels of experience. The Investment Managers and their principals may employ trading methods and policies that may differ from those of other Investment Managers, and that may deviate from the Adviser's expectations concerning such methods and policies. Therefore, the results of any Investment Manager's investments on behalf of the Fund may differ from those of the other accounts operated by the Investment Managers and from results anticipated by the Fund's models and projections.

Investment Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide an adequate operating environment for an Investment Fund such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting. Operational risks also include, for example, mistakes made in the confirmation or settlement of transactions, transactions not being properly booked, evaluated or accounted for or other similar disruptions in an Investment Fund's operations that may cause an Investment Fund to suffer financial loss, disruption of its businesses, liability to clients or third parties, regulatory intervention or reputational damage. Investment Managers may also face competition from other investment funds that may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel. Additionally, certain Investment Managers may pursue over time different investment strategies that may limit the Fund's ability to assess an Investment Manager's ability to achieve its long-term investment objective. Furthermore, an Investment Manager may face additional risks as the assets of an Investment Fund increase over time. In such instances, an Investment Manager may be unable to manage an Investment Fund's increased assets effectively because it may be unable to maintain the Investment Fund's current investment strategy or find the types of investments better suited for an Investment Fund with an increased capital basis.

The Fund seeks to allocate its assets among various Investment Managers. Such dispersion may not be achieved as a result of insufficient investment opportunities or insufficient investable assets as a result of insufficient subscriptions or withdrawals by investors. Although the dispersion of the Fund's investments is intended to reduce the Fund's exposure to adverse events associated with specific issuers or industries, the number of investments by Investment Funds will be limited, and the portfolios of some Investment Funds may be highly concentrated in particular companies, industries or countries. Moreover, in certain cases an Investment Fund's portfolio may only consist of securities of a single issuer. As a consequence, the Fund's returns as a whole may be adversely affected by the unfavorable performance of even a single investment by an Investment Fund.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.

Generally, Investment Funds are permitted to redeem their securities in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund.

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Like an investment in the Fund, investments in the Investment Funds generally will be illiquid. The governing instruments of each Investment Fund likely will have provisions restricting both the transferability of an investor's interest and the ability of any investor to withdraw its investment in certain circumstances. Additionally, Investment Funds may charge fees in respect of withdrawals or redemptions, and may suspend the redemption rights of their investors, including the Fund, from time to time. Certain Investment Funds have limitations on the ability to withdraw or redeem assets, and, under certain circumstances, may impose limits (known as "gates") on the aggregate amount that an investor, or all investors, in an Investment Fund may withdraw on a single withdrawal date, and some Investment Funds will not have withdrawal periods that coincide with those of the Fund. As a result, the liquidity of the Fund's Interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its investors. In addition, Investment Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Investment Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may also not be able to meet redemption requests through distributions in kind. In such circumstances, the Fund's ability to provide liquidity to investors could be adversely affected.

For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. It is possible, however, that one or more Investment Managers will delay in providing this information. As a result, it is possible that the Fund may be unable to provide tax information to investors without significant delays and investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level.

A noncorporate investor's share of the Fund's investment expenses may be subject to certain limitations on deductibility for regular U.S. federal income tax purposes. For a more detailed discussion of the limitations on deductibility of investment expenses, see "Tax Aspects" in the Fund's SAI.

The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Interests, or from liability of an Investment Fund or an Investment Manager to a service provider arising out of the same breach. Investors may be exposed, indirectly, to these indemnification obligations.

Investments in Non-Voting Stock; Inability to Vote

The Fund intends to purchase non-voting securities of, or contractually forego the right to vote in respect of, an Investment Fund in order to avoid becoming (i) an "affiliated person" of any Investment Fund within the meaning of the Investment Company Act and (ii) subject to the Investment Company Act limitations and prohibitions on transactions with affiliated persons. For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the Investment Fund to less than 5% of the Investment Fund's voting securities. See "Investment Program—Investment Objective and Policies."

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The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. This result would be accomplished through a written agreement between the Fund and the Investment Fund, whereby the Fund irrevocably foregoes the right to vote in a manner that legally binds both the Fund and all subsequent holders, and the Investment Fund is granted the right to enjoin any holder from voting. Such an agreement also will include a statement of the parties' intention that the agreement should be interpreted broadly to effect the parties' desire that the Fund's interest be identical to that of a separate non-voting class. In each instance, the Adviser will determine if the Fund will waive the Fund's voting rights, and will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser's other clients. The Fund will not receive any consideration in return for entering into a waiver arrangement. Any such arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an "affiliate" of the Investment Fund within the meaning of the Investment Company Act.

To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could be adverse to the Fund's interests, such as changes to the Investment Fund's investment objective or policies or the termination of the Investment Fund. As a result, the Fund's influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its investors.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund. These factors may affect, among other things, the level of volatility of securities' prices, the liquidity of the Investment Funds' investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund's profitability or result in significant losses. Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy. In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements. Additionally, the regulation of derivative transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. In particular, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has engaged in a general investigation of hedge funds that has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds. The effect of any future regulatory change on the Fund could be substantial and adverse.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in July 2010, was intended to establish rigorous financial oversight standards and has resulted in significant revisions to the U.S. financial regulatory framework. Among other things, the Dodd-Frank Act grants regulatory authorities, such as the U.S. Commodity Futures Trading Commission (the "CFTC") and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. Many provisions of the Dodd-Frank Act have been implemented through regulatory rulemakings and similar processes, and many other provisions will continue to be implemented over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to

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predict and may be adverse, as it is unclear whether the aforementioned regulatory authorities will undertake rulemaking or supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Direct and indirect changes from the Dodd-Frank Act and follow-on regulation have occurred and may continue to occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers and the trading and use of many derivatives, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives. In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

On November 25, 2019, the SEC proposed a revised version of new Rule 18f-4 under 1940 Act, which it originally proposed in December 2015, governing the use of derivatives and other transactions by registered investment and business development companies. The proposed rule, if adopted, would permit, among others, closed-end funds such as the Fund to enter into certain derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18 of the 1940 Act, provided that a fund complies with the conditions of the proposed rule, including certain value-at-risk leverage limits, requirements and compliance and disclosure obligations, subject to certain exceptions. The nature of any final regulations is uncertain at this time; however, it is possible that such regulations could limit or restrict the ability of the Fund, and of any registered investment companies in which the Fund invests, to use certain derivatives, increase the compliance and other costs of using these instruments or make them less effective. While it is not possible to predict the effects of these regulations on the Fund's portfolio, the Fund expects to use derivatives only as a means to attempt to hedge against foreign currency risks, and presently does not intend to sell securities short. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that the Adviser will be successful in doing so.

The Dodd-Frank Act created the Financial Stability Oversight Council (the "FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities," such as the Fund, the Adviser, Investment Funds and Investment Managers, whose failure the FSOC determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (the "Federal Reserve"). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. Such disclosure requirements may include the disclosure of the identity of investors in private investment funds such as the Investment Funds. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund and/or Investment Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt. The FSOC also may recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Fund or an Investment Fund as a systemic risk to be placed under the Federal Reserve's supervision, the Fund or the Investment Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Fund's and/or an Investment Fund's ability to meet its investment objective and may place the Fund or an Investment Fund at a disadvantage with respect to its competitors.

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Investment Funds and Investment Managers may face additional reporting and recordkeeping requirements. Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of: amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices; and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk. Investment Funds' adherence to these recordkeeping and reporting requirements may indirectly increase Fund expenses.

Additionally, the Adviser is a "banking entity" for purposes of the "Volcker Rule" contained in Section 619 of the Dodd-Frank Act. The Volcker Rule limits the ability of (i) banking entities, including the Adviser, to sponsor, invest in or serve as investment adviser of hedge funds and private equity funds (collectively, "Covered Funds"), and (ii) the Adviser or any of its affiliates to engage in certain transactions with Covered Funds. While registered investment companies are excluded from the definition of a Covered Fund, the Volcker Rule could have a negative effect on market liquidity, which may adversely affect the Funds.

The Adviser, UBS and their affiliates are subject to certain U.S. and non-U.S. banking laws, including the U.S. Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Federal Reserve. The BHCA and other applicable banking laws, rules, regulations, guidelines and the interpretations thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, UBS and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments, activities and transactions by the Fund. It is not expected that the BHCA, or other existing U.S. banking laws or existing regulations, would materially adversely affect the Fund. There can be no assurance, however, that any changes in U.S. bank regulatory requirements would not have a material adverse effect on the Fund's investment program or performance. See "BHCA Considerations" in the Fund's SAI.

As of the date hereof, the Trump administration has called for, and in some cases has implemented, significant changes to U.S. trade, healthcare, immigration, foreign and government regulatory policy. Additional sweeping policy changes may be implemented following the 2020 U.S. presidential election. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels. Recent events, including the 2020 U.S. presidential election, have created a climate of heightened uncertainty and have introduced difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the presidential administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment and inflation, among other areas. One area of reform has been the roll-back reforms to the Dodd-Frank Act, including revisions to the Volcker Rule. Certain additional areas that have been identified as subject to potential change, amendment or repeal, including various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the FSOC and the SEC. In addition, the Trump administration has stated that the U.S. may withdraw from or renegotiate various trade agreements, and take other actions that would change current trade policies of the U.S., and has imposed tariffs on certain foreign goods. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

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In June 2016, voters within the United Kingdom (the "UK") participated in a national referendum and voted in favor of leaving the European Union (the "EU"). On March 29, 2017, the UK triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provided for a two-year negotiation period between the EU and the UK. Accordingly, it initially was anticipated that the UK would cease to be a member of the EU by the end of March 2019; however, this was subsequently extended to January 31, 2020. Following such date, the UK ceased to be a member of the EU and the EU-UK Withdrawal Agreement mandated that EU law still has effect in the UK during a transitional period which is expected to last until December 31, 2020 (unless an extension is agreed between the UK and the EU). The terms of the UK's exit from the EU are not clear and the shape of the regulatory landscape is not yet defined. The withdrawal process and the uncertainty concerning the UK's legal and economic relationship with the EU could cause a period of instability and market volatility. It is not possible to ascertain the precise impact these events may have on the Fund or the Investment Funds from an economic, financial, tax or regulatory perspective, but any such impact could have material consequences for the Fund and the Investment Funds.

Market Risk

Market risks, including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund's investments in Investment Funds and the Fund's underlying investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Stock prices may experience greater volatility during periods of challenging market conditions, and there can be severe limitations on an investor's ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity. As a result, during these periods, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Investment Funds have significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

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The Investment Funds' Use of Hedging Involves Risk of Loss

The Investment Funds may engage in hedging strategies, which use short sales, options, swaps, caps and floors, futures and forward contracts and other derivatives in an effort to protect assets from losses. Similarly, the Fund may, but is not required to, attempt to hedge against foreign currency risks through the use of derivatives. Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions' value. Such hedging transactions also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Investment Funds to hedge against a change or event at a price sufficient to protect against a decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible, or desirable, to hedge against certain changes or events at all. There can be no assurances that these hedging strategies will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions.

No assurance can be given that Investment Managers or the Adviser will employ hedging strategies with respect to all or any portion of a given Investment Fund's, or the Fund's, assets. To the extent that hedging transactions are effected, their success is dependent on each Investment Manager's, or the Adviser's, ability to correctly predict movements in the direction of currency or interest rates, the equity markets or sectors thereof or other events being hedged against. The Fund expects to use derivatives as a means to attempt to hedge against foreign currency risks. See "—The Fund's Use of Derivatives Involves Risks" below. While an Investment Manager may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments being hedged, or the nonoccurrence of events being hedged against, may result in poorer overall performance than if the Investment Manager had not engaged in any such hedge. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Investment Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Investment Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

The Fund intends to limit investments in commodity futures, commodity options contracts and commodity-related swaps to below the de minimis thresholds (defined below) set forth in Rule 4.5 under the Commodity Exchange Act (the "CEA"). The Fund only will invest in such instruments so long as the aggregate amount of initial margin and premiums required to establish such positions, other than for bona fide hedging purposes, does not exceed 5% of the Fund's net asset value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions) (the "de minimis thresholds"). The Fund further intends to continue to rely on the no-action relief provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight ("Division") of the CFTC. Pursuant to this letter, the Adviser is not required to register as a CPO under the CEA (with respect to the Fund), or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds to fund-of-funds operators. As of the date of this Prospectus, the CFTC has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators. If the Fund and the Adviser (with respect to the Fund) become subject to CFTC regulation, the Fund may incur additional compliance, operational and other expenses.

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The Fund's Investment Strategies May Involve Risk of Loss

Some of the principal risks of the identified investment strategies are identified below. Depending on economic and market conditions, other risks may be present.

Long/Short Equity Strategies. As part of this strategy, an Investment Manager seeks to purchase undervalued securities and sell overvalued securities to generate returns and to hedge out some portion of the general market risk. These long and short positions may be completely unrelated. If the Investment Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Investment Fund. Since long/short equity strategies generally involve identifying securities that are undervalued (and, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be correlated to each other. If the long and short positions are not correlated, it is possible to have investment losses in both the long and short sides of an Investment Fund's portfolio.

Additional Strategies. In addition the Fund may, in the Adviser's sole discretion, invest in other strategies that have risks associated with them, including:

Relative Value Strategies. As part of these strategies, an Investment Manager may use substantial leverage in an attempt to capture relatively small mispricings between related securities. If the models the Investment Manager use incorrectly predict the behavior of the securities, significant losses may be experienced.

Merger Arbitrage/Event-Driven Strategies. As part of these strategies, an Investment Manager may invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations. Investments of this type involve substantial risks. The market prices of the securities of such issuers typically are subject to above average price volatility, the spread between the bid and asked prices of such securities may be greater than ordinarily expected and such securities may be thinly traded. The failure of the transaction to occur or occur at the anticipated time or upon the anticipated terms, can cause the value of the securities purchased to decline significantly. Additionally, Investment Managers may take an "activist" approach to such strategies, seeking to create a catalyst for stock price movement. Activist merger arbitrage/event-driven strategies may result in more concentrated portfolios, be longer term in nature and have a long-biased approach. Investment Funds pursuing such activist strategies generally will have significant market exposures at the security or industry level. Such Investment Funds also may incur additional expenses, including, but not limited to, attorney and proxy solicitation fees and printing, publishing and mailing expenses, which could be substantial.

Macro Strategies. The success of macro strategies will depend on an Investment Manager's ability to identify and exploit opportunities in global economies, some of which will result in an Investment Manager holding concentrated positions in a limited number of markets, which may expose those Investment Funds to a greater risk of loss than if they held positions in a broader range of markets. Investment Managers generally focus on underlying macro-economic fundamentals in developing their investment theses. There can be no assurance that such macro-economic fundamentals will prove to be correct.

Distressed Investing Strategies. As part of these strategies, the Investment Managers focus on financially distressed companies. The success of some Investment Funds' investment activities will depend on the Investment Managers' ability to identify and exploit inefficiencies in the high yield and

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distressed debt securities markets. Identification and exploitation of these opportunities involve uncertainty. Any one or all of the companies in which an Investment Manager may invest may be unsuccessful or not show any return for a considerable period of time. The equity securities of distressed companies may be highly illiquid and hard to value. Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity. In any related reorganization or liquidation proceeding, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the distressed securities.

Among other risks, it frequently may be difficult to obtain accurate information as to the true condition of distressed issuers, and the ability of such entities to repay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. Judgments about the credit quality of the issuer and the relative value of its securities used to establish arbitrage positions may prove to be wrong. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers' estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

Emerging Market Strategies. These strategies involve purchasing securities of issuers located in emerging markets. Emerging market countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies. Many emerging countries providing investment opportunities for the Investment Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years, and resulting sharp, sustained declines in the value of their currencies and securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. Many issuers in these countries and the countries themselves have defaulted on their obligations.

The Incentive Allocations Charged by the Investment Managers May Create Incentives for Speculative Investment

Each Investment Manager generally charges the Fund an asset-based fee, and some or all of the Investment Managers receive incentive allocations. The asset-based fees of the Investment Managers generally are expected to range from 0.45% to 2.75% of net assets and the incentive allocations of the Investment Managers generally are expected to range from 9% to 20% of net profits, but may be greater or less in some cases. The Adviser and the Administrator also will charge asset-based fees.

The incentive allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might

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have been made in the absence of the incentive allocation. Gain allocated to an Investment Manager with respect to the incentive allocation that is attributable to the sale or disposition of a capital asset will be recharacterized as short-term capital gain to the extent the capital asset giving rise to the gain has been held for a period of longer than one year but less than or equal to three years. Short-term capital gain is taxed at the higher ordinary income tax rates. As a result of this three year holding period requirement, the interests of an Investment Manager and other investors in the Fund may not always be aligned with respect to the timing of the disposition of an investment, which timing could have an impact on investment performance. In addition, because the incentive allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

Investment Funds and Investment Managers May be Newly Organized

Some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories. However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience. There can be no assurance that the Adviser's assessments of Investment Managers, and, in turn, their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

The Investment Funds May Purchase Equity Securities Without Restriction as to Market Capitalization

Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things.

The Fund's and the Investment Funds' Use of Short Selling is Highly Speculative

The Investment Managers and Investment Funds may engage in short-selling for hedging or non-hedging purposes. In addition, the Fund may engage in short-selling, although it presently does not intend to do so. To effect a short sale, the Fund or an Investment Fund will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer, with an obligation to replace the borrowed securities at a later date. The Fund or an Investment Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Short-selling allows the investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. In certain circumstances, these techniques can substantially increase the impact of adverse price movements on the Fund's or an Investment Fund's portfolio. A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Short selling is a speculative investment technique that involves expenses to the Investment Funds and the following additional risks:

•	While the potential gain on a short sale is limited, the loss is theoretically unlimited.

•	It can increase the effect of adverse price movements on an Investment Fund's portfolio.

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•	The Investment Fund may not be able to close out a short position at any particular time or at the desired price.

•	The Investment Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Investment Fund, thus increasing the price the Investment Fund may have to pay for the security and causing the Investment Fund to incur losses on the position.

•	If the market for smaller capitalization or foreign companies becomes illiquid, the Investment Fund may be unable to obtain securities to cover short positions.

•	Certain foreign markets may limit the Investment Fund's ability to short stocks.

Short sale transactions have been subject to increased regulatory scrutiny, including the imposition of restrictions on short selling certain securities and reporting requirements. The Investment Funds' ability to execute a short selling strategy may be materially adversely impacted by rules, interpretations, prohibitions and restrictions on short selling activity adopted by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations. Such restrictions and prohibitions may be imposed with little or no advance notice and may impact prior trading activities of the Investment Funds.

In connection with any short selling by the Fund, the Fund may be required to comply with the Asset Coverage Requirement (defined below) or segregate liquid assets in an amount generally equal to the value of the security sold short, enter into offsetting transactions or own positions covering its obligations. See "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss."

The Investment Funds' Foreign Investments Involve Risk of Loss

One or more Investment Funds may invest in the securities of foreign issuers, including those in emerging markets, and in depositary receipts, such as American Depositary Receipts (ADRs). Certain Investment Funds may be denominated in non-U.S. currencies. Foreign securities in which an Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign investments face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations;

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital;

•	reduced availability of information regarding foreign companies;

•	different accounting, auditing, financial and legal standards and possibly less stringent reporting standards and requirements;

•	reduced liquidity and greater volatility;

•	increased brokerage commissions and custody fees;

•	securities markets that are less developed than in the United States may suffer from periods of relative illiquidity, and may be subject to a lesser degree of supervision and regulation than securities markets in the United States;

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•	foreign withholding and other taxes;

•	delays in settling securities transactions;

•	threat of nationalization and expropriation and confiscatory taxation;

•	limits on the amounts of investment by foreign persons in particular issuers;

•	limits on the investment by foreign persons to specific classes of securities with less advantageous rights;

•	general social, political and economic instability and adverse diplomatic developments; and

•	the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility.

These risks may be heightened for investments in obligations of companies that are experiencing financial difficulties. In addition, the bankruptcy, reorganization or similar laws and regulations affecting these foreign companies may be less favorable than those affecting U.S. companies and, therefore, the ability of an Investment Fund to realize on its investments in foreign companies may be adversely affected.

In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face additional risks. See "—Emerging Markets Risk."

Emerging Markets Risk

Because Investment Managers may purchase obligations of companies worldwide, they may purchase obligations of issuers located in emerging countries. Emerging countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of emerging countries may be more volatile than the markets of more mature economies. Many emerging countries providing investment opportunities have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face the following additional risks, among others:

•	inflation and rapid fluctuations in inflation;

•	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries;

•	high concentration of investors and financial intermediaries;

•	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices; and

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•	overburdened infrastructure and obsolete or unseasoned financial systems.

The Fund's Use of Derivatives Involves Risks

The Fund expects to use derivatives as a means to attempt to hedge against foreign currency risks. The Adviser believes that it will utilize principally forward currency exchange contracts, although it may also utilize put options and futures contracts.

Forward currency exchange contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. The Fund may use forward currency exchange contracts for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, as Investment Funds may invest in instruments denominated in currencies other than the U.S. dollar and certain Investment Funds may be denominated in non-U.S. currencies. This hedging technique would allow the Adviser to "lock in" the U.S. dollar price of the security. The Fund also may use forward contracts to attempt to protect the value of an Investment Fund's holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into by the Fund with respect to such holdings.

Options transactions may be effected on securities exchanges or in the over-the-counter market. When put options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trade may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trade, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market.

There can be no assurance that the Fund will utilize such derivatives or that the use of such derivatives will be successful. Additionally, pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, enter into offsetting transactions or own positions covering its obligations, all of which could have the effect of restricting portfolio management.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

The Investment Funds' Use of Derivatives Involves Risk

Some of the Investment Funds may invest in, or enter into, derivatives, including options, swaps, swaptions, futures and forward agreements, for investment or hedging purposes. The use of these instruments involves the following risks, among others:

•	Derivatives can be volatile.

•	Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large impact on the Investment Fund's performance.

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•	The market for any derivative is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•	Entering into derivatives in foreign markets may involve more risk than entering into domestic transactions.

•	Certain derivatives, such as swaps, involve the assumption of the credit risk of the counterparty to the transactions.

The stability and liquidity of derivatives depend in large part on the creditworthiness of the parties to the transactions. It is expected that each Investment Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into derivatives. If there is a default by the counterparty to such transaction, the applicable Investment Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs that could result in the net asset value of the Investment Fund (and thus the Fund) being less than if such Investment Manager had not entered into the transaction. Furthermore, there is a risk that a counterparty could become insolvent. If one or more of an Investment Manager's counterparties (e.g., prime broker or broker-dealer) were to become insolvent or the subject of liquidation proceedings in the United States, there exists the risk that the recovery of such Investment Manager's fund's securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Investment Managers may use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Investment Funds' assets are subject to substantial limitations and uncertainties.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss

The Fund and Investment Funds may borrow money for investment and other purposes, and may directly or indirectly borrow funds from brokerage firms and banks. The Fund intends to borrow temporarily only for investment purposes and to meet requests for tenders. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves risks and has the effect of potentially increasing losses. In addition, Investment Funds may leverage their investment returns with options, swaps, forwards, short selling and other derivatives.

Although leverage will increase investment return if the Fund or an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Fund or such Investment Fund fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Fund's or such Investment Fund's portfolio. If the Fund's or an Investment Fund's portfolio securities decline in value, it could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in the aggregate value of the Fund's or an Investment Fund's assets, whether resulting from changes in market value or from redemptions, it might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Fund or an

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Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Any event that adversely affects the value of an investment would be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage by the Fund or an Investment Fund, directly or indirectly, could result in a loss to the Fund that would be greater than if leverage were not employed. In addition, to the extent that the Fund or Investment Funds borrow funds, the rates at which they can borrow will affect the operating results of the Fund.

In addition, the Investment Funds' anticipated use of short-term margin borrowings will generally result in certain additional risks to the Fund. For example, should the securities that are pledged to brokers to secure the Investment Funds' margin accounts decline in value, or should brokers from which the Investment Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Investment Funds could be subject to "margin calls," pursuant to which the Investment Funds must either deposit additional funds with their brokers or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of an Investment Fund, the Investment Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

With respect to borrowings by the Fund, the Investment Company Act limits the amount the Fund can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the proceeds of such indebtedness, measured at the time the Fund incurs the indebtedness.

Investment Funds May Be Concentrated or Invest Significantly in Volatile Sectors

One or more Investment Managers, from time to time, may invest a substantial portion of its Investment Fund's assets in an industry sector, in only a limited number of issuers or, in certain cases, in securities of a single issuer. As a result, the investment portfolios of these Investment Funds (as well as the Fund's portfolio) may be subject to greater risk and volatility than if investments had been made in a broader range of issuers. In addition, an Investment Fund's emphasis in a particular sector or issuer may be especially volatile. To the extent that an Investment Fund concentrates its portfolio in a single industry, in a limited number of issuers or in securities of only a single issuer, the risk of any investment decision is increased.

Investors Have Only Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term investors. Interests in the Fund are not traded on any securities exchange or other market. Interests are not transferable, except by operation of law upon the death, bankruptcy, insolvency or dissolution of an investor or otherwise only with the consent of the Board (which consent may be withheld in the Board's sole and absolute discretion), and liquidity will be provided only through limited repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors on a quarterly basis. The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

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The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional Interests are not sold. Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell. It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

The Fund May Borrow Money

The Fund may borrow money temporarily to fund investments in certain Investment Managers, subject to the lender's terms, or in connection with repurchases of, or tenders for, the Fund's Interests. The Fund, along with several other funds advised by the Adviser, is party to the Credit Agreement, under which the Fund may borrow from time to time on a revolving basis at any time up to $16,000,000.

If the Fund borrows money, its net asset value may be subject to greater fluctuation until the borrowing is repaid and, therefore, the risks of leverage described under "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss" will be present. The Fund would expect to repay leverage used to fund investments by selling its interests in Investment Funds. If the Fund were unable to sell a sufficient value of interests in Investment Funds to repay these borrowings, the Fund could reduce its leverage by using the proceeds of subsequent offerings of Interests. Because many Investment Funds use leverage as part of their investment strategy, the Fund's use of leverage to purchase these Investment Funds will magnify the potential volatility of the value of the Fund's Interests.

Borrowings by the Fund, if any, may be made on a secured basis. The Fund's custodian will then either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lender will have the right, through the Fund's custodian, to redeem the Fund's investments in Investment Funds without consideration of whether doing so would be in the best interests of the Fund's investors. The rights of any lender to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's investors, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act. Additionally, the Fund must comply with the Asset Coverage Requirement. See "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss."

The Fund is Non-Diversified

The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests. In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

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Restricted and Illiquid Investments Involve the Risk of Loss

The Investment Managers may invest without limitation in restricted securities and other investments that are illiquid, which may include private placements in public equity securities (PIPEs). Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities. An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Some of the Investment Funds may invest all or a portion of their assets in private placements that may be illiquid. Some of these investments are held in so-called side pockets, which are sub-funds within the Investment Funds, that provide for their separate liquidation over a much longer period than an investment in the Investment Fund. Were the Fund to seek to liquidate its investment in an Investment Fund that maintains these investments in a side pocket arrangement or that holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. During the period until the Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate. The Fund expects that the number of side pocket investments in which it will participate will be minimal under normal market conditions.

The Fund's repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund's ability to make withdrawals from Investment Funds, which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Investment Managers permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Investment Funds, under certain circumstances, may impose limits (known as "gates") on the aggregate amount that an investor or all investors in the Investment Fund may withdraw on any single withdrawal date, and (iii) the Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. Some Investment Funds also may suspend the redemption rights of their investors, including the Fund, from time to time. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

Conflicts of Interest

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (excluding the Fund, collectively, "Adviser Clients"). The Fund has no interest in these activities. In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various

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investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund. Situations also may arise in which the Adviser, its affiliates or Adviser Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.

Investment research and due diligence are generally discussed among portfolio managers and other senior personnel of the Adviser and its affiliates. However, investment decisions for the Fund are made independently from those of Adviser Clients. If, however, the Fund desires to invest in, or withdraw from, the same Investment Fund as an Adviser Client, the opportunity will be allocated fairly and equitably in accordance with the Adviser's allocation policies and procedures. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments. In some cases, this process may adversely affect the amount the Fund will be able to invest in an Investment Fund. In other cases, the Fund may invest in a manner opposite to that of Adviser Clients—i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa. However, the Adviser will seek to resolve such conflicts in a fair and equitable manner and believes that such risks are mitigated by its allocation policies and procedures.

While the Adviser will seek to ensure that neither the Fund nor any Adviser Client will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments, situations may arise in which the investment activities of Adviser Clients, the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees disadvantage the Fund. Such situations may be based on, among other things: (i) restrictions under the Investment Company Act and other laws regarding the combined size of positions that may be taken in an Investment Fund by the Fund and Adviser Clients, thereby limiting the size of the Fund's position in such Investment Fund; (ii) the difficulty of withdrawing from an Investment Fund where the market cannot absorb the sale of the combined positions of the Fund and the Adviser Clients; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients. The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Distributor or its affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates are referred to collectively as the "Investment Manager Accounts.") Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS or its affiliates may lend to issuers whose securities are owned by the Fund or by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities. In making and administering such loans, UBS or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging

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significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund. If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Tax Risks

The Fund intends to be treated, and believes that it qualifies for treatment, as a partnership for U.S. federal income tax purposes. Accordingly, the Fund generally should not be subject to U.S. federal income tax, and each investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss for each year, whether or not the Fund makes any distributions in that year. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to two levels of taxation, since such income would be subject to U.S. federal corporate income tax. In addition, distributions of profits from the Fund would be treated as dividends subject to each investor's applicable U.S. federal income tax rate.

Because, among other reasons, the Investment Funds and the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the transactions are treated as giving rise to UBTI. A tax-exempt investor (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the tax-exempt investor to obtain an Employer Identification Number.

Distributions to Investors and Payment of Tax Liability

The Fund does not intend to make periodic distributions of its net income or gains, if any, to investors. Investors will nevertheless be required each year to pay applicable U.S. federal, state and local income taxes on their respective share of the Fund's taxable income, and generally will have to pay these taxes from sources other than Fund distributions. The amount and times of distributions, if any, will be determined in the sole discretion of the Board.

Cybersecurity Risk

The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Administrator, Distributor, BNY or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund's ability to calculate its net asset value; (iii) impediments to the Fund's trading activities; (iv) the inability of investors to transact business with the Fund; (v) violations of applicable privacy, data security or other laws; (vi) regulatory fines and penalties; (vii) reputational damage; (viii) reimbursement or other compensation or remediation costs; (ix) legal fees; or (x) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting underlying Investment Funds, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and

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business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

USE OF PROCEEDS

The Fund invests the net proceeds from the sale of Interests, net of cash retained for operational needs to pay Fund expenses and amounts to be payable to withdrawing investors, in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable, assuming normal market conditions and the availability of suitable investments. Pending the investment of the proceeds of the offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds, in short-term, high quality debt securities, or money market funds. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies. The Fund paid offering expenses of approximately $115,000 from the proceeds of this offering.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund's investment objective is to seek capital appreciation over the long term. The Fund is commonly referred to as a "fund of funds," and seeks to achieve its objective principally through the allocation of assets among a select group of Investment Managers and the Investment Funds that they operate. Additional information about the types of investments that are expected to be made by the Investment Managers and the Fund is provided below and in the Fund's SAI. The Fund's investment objective is a fundamental policy and may not be changed without the approval of investors. Except as otherwise indicated, the Fund's investment policies, strategies and restrictions are not fundamental and may be changed without a vote of the investors. See "Additional Investment Policies—Fundamental Policies" in the Fund's SAI.

Currently, the Fund invests its assets principally in a portfolio of Investment Funds that primarily employ long/short equity strategies, including those involving foreign issuers. The Fund also invests in Investment Funds that employ other strategies, which may include relative value, merger arbitrage/event-driven, macro, distressed investing and emerging market strategies. See "—Investment Strategies" below.

Investment Funds are generally unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, but they may also include registered investment companies. The Fund has been designed to afford the Adviser flexibility to deploy assets as it deems appropriate under prevailing economic and market conditions. Accordingly, at any given time, the Fund may not invest in all or certain of the enumerated investment strategies described in this Prospectus, and the Fund's allocation to these strategies is not fixed and will not likely be equally-weighted. The Adviser may add different investment strategies at its discretion.

The Adviser seeks to identify, select and monitor Investment Funds and Investment Managers that the Adviser believes will produce attractive returns over time.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities and other financial instruments that may be owned, the types of trading strategies employed, the amount of leverage that can be used and the diversity or concentration of securities within their portfolios. Each Investment Manager may use

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various investment techniques for hedging and non-hedging purposes. Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline. Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions and, from time to time, may maintain significant cash positions. The use of these techniques may be an integral part of their investment programs and involves certain risks to the Fund. Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entail risk. See "Risk Factors."

In some instances, although not expected to be a frequent occurrence or to constitute a significant portion of the Fund's portfolio, an Investment Manager may pursue its investment strategy by structuring an Investment Fund with a highly concentrated portfolio, perhaps consisting of just a single security.

In general, the Fund limits to less than 25% of its assets its investment in any one Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds. The Fund would purchase non-voting securities to avoid being an "affiliate" of an Investment Fund within the meaning of the Investment Company Act. Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund. As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

No assurance can be given that the Fund will achieve its investment objective.

Investment Strategies

At any given time, the Fund may not invest in all or certain of the investment strategies enumerated herein, and may invest in other strategies not listed. The Investment Managers' investment strategies can be broadly grouped into the following categories:

Long/Short Equity Strategies. This strategy involves investing long and/or short in securities on an opportunistic basis. This strategy may be net long or net short, and seeks to exploit opportunities in rising or declining markets while reducing market exposure and risk. Long-biased investing generally involves buying a security expecting its price to increase. Short investing generally involves selling a security that the Investment Fund does not own (and has to borrow) expecting to profit from a decline in its price at a later date. Investment Managers employing long/short equity strategies generally do not seek to be market neutral (i.e., they will generally be net long or net short). Although the strategy is more common in U.S. markets, a growing number of Investment Managers invest globally. Certain Investment Managers may specialize in a particular industry, sector or region. Investment Managers may invest in equity securities without limitation as to market capitalization. Investment Managers also may use leverage and may invest in derivatives and illiquid securities. There can be no assurance that an Investment Manager will at all times engage in short sales.

Additional Strategies. In addition the Fund may, in the Adviser's sole discretion, invest in other strategies that have risks associated with them, including:

Relative value strategies involve the simultaneous purchase and sale of similar securities to exploit pricing differentials. Investment Managers employing relative value strategies generally seek to be market neutral to minimize the impact of general market movements, although the risk of loss may be significant if an Investment Manager has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships. Relative value strategies

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include convertible bond arbitrage, statistical arbitrage, pairs trading, fixed-income arbitrage and closed-end fund arbitrage. The types of instruments traded vary considerably, depending on the manager's arbitrage strategy. Since the strategy attempts to capture relatively small mispricings between two related securities, moderate to substantial leverage often is an essential part of the strategy.

Merger Arbitrage/Event-Driven strategies involve investments in securities of firms involved in mergers, acquisitions or other special situations, such as restructurings, liquidations or spin-offs, which alter a company's financial structure or operating strategy. Such strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a debt repayment obligation or a management transition. Additionally, Investment Managers may take an "activist" approach to such strategies, seeking to create a catalyst for stock price movement. Activist-based merger arbitrage/event-driven strategies are broadly defined as either operational or financial, depending on the intention and expertise of the Investment Manager. An Investment Manager's implementation of this strategy varies from friendly, behind the scenes approaches to hostile, public battles with management teams and corporate boards. Risk management and hedging techniques frequently are employed in connection with merger arbitrage/event-driven strategies to protect the portfolio from deals that fail to materialize. In addition, accurately forecasting the timing of a transaction is an important factor influencing the realized return.

Macro strategies involve investing in Investment Funds that have the broadest mandate and trade in all asset classes around the world, including, but not limited to, fixed-income, equity, foreign exchange, commodities and emerging markets. Investment Managers generally will focus on underlying macro-economic fundamentals (e.g., monetary policy shifts, fiscal policy shifts, political shifts, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations) in developing their investment theses, although technical data or money flows also may be considered. Investment Managers will establish opportunistic long or short market positions in an attempt to profit from anticipated market moves. Investments using these strategies may be either long or short, and may employ significant leverage. Examples include discretionary strategies, systematic strategies and commodity trading strategies.

Distressed Investing strategies involve investing in the securities of companies that are in the midst of financial restructuring or balance sheet re-capitalization, or are trading at stressed or distressed prices in anticipation of such an event. The Investment Managers typically purchase, at discounts, equities, debt, loans, commercial paper, trade claims or other types of debt securities of companies facing these financial difficulties. Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities.

Emerging Market strategies involve investments in securities and instruments from less developed financial markets of the world that are, nevertheless, believed to be rapidly growing. Investments typically are made by combining a top-down economic and political outlook with extensive bottom-up, company specific fundamental analysis. Investment Managers frequently maintain a net-long basis due to the high cost of hedging. As a result, investment performance may be relatively volatile.

Selection of Investment Managers

The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds. Accordingly, the Adviser may consider investment in Investment Funds that pursue a wide range of investment or other market strategies, including strategies not described herein, to the extent that the Adviser deems appropriate.

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The Adviser selects Investment Managers based on a number of factors including, but not limited to, portfolio management experience, strategy style and historical performance. The Adviser follows certain general guidelines, described below, when reviewing and selecting Investment Managers. While the Adviser attempts to apply such guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, therefore, the selection of the Investment Managers is a fundamentally subjective process. The use of the selection guidelines may be modified at the discretion of the Adviser.

The Adviser currently uses the following selection guidelines:

Filtering Investment Manager Candidates. The Adviser uses a variety of information sources to identify prospective investments, including but not limited to, databases, prime brokers, proprietary UBS resources and other industry contacts. These sources should help narrow down the investable universe to less than 500 Investment Funds. The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

Interviews and Selection of Investment Managers. The Adviser generally conducts a number of onsite and offsite interviews and substantial other due diligence of an Investment Manager prior to making an investment. The goal of the due diligence process is to evaluate: (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that give the Investment Manager's Investment Fund an investment edge.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser attempts to forecast the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions. This investment analysis approach is an important step in building a portfolio that meets the risk/return objectives set forth by the Adviser. The Adviser believes it is uniquely qualified to perform this analysis given the depth and breadth of its staff's experience in proprietary trading, risk monitoring and asset management.

Monitoring Investment Managers and Reallocation.  The Adviser is responsible for the day-to-day management of the Fund's allocations and investments, and undertakes transactions on behalf of the Fund within the parameters set forth herein. Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and performance of the Investment Manager. The Adviser monitors Investment Managers through a combination of weekly and/or monthly net asset value updates, portfolio reports and periodic phone calls and visits. When appropriate, the Adviser will utilize its proprietary software to analyze the risk of the Fund's underlying investments. The Adviser also relies on its experience to make qualitative assessments about the current risk conditions that each Investment Manager and the Fund overall may face.

The performance of each Investment Manager managing assets for the Fund typically is compared with the performance of other managers that utilize the same strategy (and that may or may not be currently managing assets for the Fund) and against an overall benchmark index of a strategy similar to the one utilized by the Investment Manager. The reasons for reducing or withdrawing entirely the capital allocated to an Investment Fund may include, without limitation: (i) the identification by the Adviser of a preferable alternative for investing the capital; (ii) a change in the Investment Manager's strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager's management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Adviser; (vi) a decline in the potential for gains on investment in the

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Investment Manager's market niche; (vii) a failure of the Investment Manager to meet expectations of or adhere to restrictions on activities established by the Adviser; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the Fund's allocations among the Investment Funds to become disproportionate or unbalanced with respect to the Adviser's asset allocation models or strategies; (ix) the Fund's need for liquidity; or (x) any other reason or determination reached by the Adviser in its sole discretion.

Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment strategies will be successful. In particular, an Investment Manager's use of leverage, short sales and derivative transactions, its sector or geographic focus, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

MANAGEMENT OF THE FUND

General

The Fund's Board provides broad oversight over the affairs of the Fund.

The Adviser is an indirect, wholly-owned subsidiary of UBS. The offices of the Adviser are located at 600 Washington Boulevard, Stamford, Connecticut 06901. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts. The Adviser had total assets under management of $35.1 billion as of March 1, 2020.

Adviser and Administrator

The Adviser provides investment advisory services to the Fund pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.45% of the Fund's net assets for the month, excluding assets, if any, attributable to the Adviser's capital account and the Administrator's capital account. A discussion of the basis for the Board's approving the Investment Management Agreement is available in the Fund's most recent annual report to investors.

The Administrator provides administrative services to the Fund, including: providing office space, handling of investor inquiries regarding the Fund, providing investors with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services. The Fund pays a monthly fee to the Administrator for administrative services at an annual rate of 0.30% of the Fund's net assets for the month, excluding assets attributable to the Administrator's capital account and the Adviser's capital account.

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests. The Fund Asset-Based Fees are computed as of the start of business on the first business day of

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the period to which each Fund Asset-Based Fee relates, after adjustment for any capital contributions effective on such date, and will be payable in arrears.

The overall amounts payable by the Fund and its investors will be higher than those paid by most other registered investment companies.

Portfolio Management

The Fund is managed by Bruce Amlicke (the "Portfolio Manager"), who is primarily responsible for the selection of the Fund's investments, the allocation of the Fund's assets among the Investment Managers and the general day-to-day management of the Fund. Mr. Amlicke has served as a Portfolio Manager of the Fund since 2013. He is the Chief Investment Officer and Head of the Adviser. Mr. Amlicke is also Chairman of the Adviser's Investment Committee. Before re-joining UBS in 2010, Mr. Amlicke was Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group. From 2003 to 2004, he was Chief Investment Officer of the O'Connor Multi-Manager Program, the predecessor of the Adviser. Mr. Amlicke joined the O'Connor Multi-Manager team in 1998. He began his career at O'Connor & Associates in 1986 with the foreign currency options group, trading and managing global derivative portfolios. From 1995 to 1998, Mr. Amlicke pursued entrepreneurial interests and was actively involved in early-stage private equity investing in San Diego, California. Mr. Amlicke received his bachelor's degree from the University of Michigan.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's investments in the Fund, if any.

Other Expenses of the Fund

The Fund bears all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund include:

•	all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends and other foreign source income, and the Fund's proportional share of expenses as an investor in Investment Funds;

•	all costs and expenses associated with the operation and registration of the Fund, offering costs and expenses and the costs of compliance with any applicable federal or state laws;

•	the costs and expenses of holding any meetings of the Board and any meetings of investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Administrator or the Directors;

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•	all costs and expenses associated with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to investors;

•	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of custodians and other persons providing administrative services to the Fund;

•	all taxes (and related charges) to which the Fund may be subject, directly or indirectly, in the U.S., any state thereof, or any other U.S. or non-U.S. jurisdictions; and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser and the Administrator for any of the above expenses that they pay on behalf of the Fund. If the Adviser incurs costs or expenses on behalf of the Fund and Adviser Clients, such shared costs and expenses will be paid by the Fund and such Adviser Clients on whose behalf such costs and expenses were incurred. It is the current policy of the Adviser to seek to allocate such shared costs and expenses among the Fund and such Adviser Clients on a pro rata basis. Depending on the type of shared cost or expense the amount allocated to each of the Fund or such Adviser Client may be based on their relative assets under management or such other basis as the Adviser deems in its reasonable determination to be fair and equitable. See "Risk Factors—Conflicts of Interest."

The Investment Funds bear all expenses incurred in the business of the Investment Funds, which generally are similar to those expenses incurred by the Fund in the business of the Fund. The Fund, as an investor in the Investment Funds, bears its pro rata share of the expenses of the Investment Funds. The Investment Managers generally charge an asset-based fee to and receive incentive allocations from the Investment Funds, which effectively reduce total distributions from the Investment Funds to the Fund.

Fund Administrator, Custodian and Transfer Agent

BNY, as Fund administrator, performs certain administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS or its affiliates, including the Adviser. In consideration for these services, the Fund pays BNY a portion of an annual fee based on the aggregate net assets of the Fund and the other funds, subject to a minimum annual fee. In addition, the Fund will reimburse BNY for its reasonable out-of-pocket expenses. BNY's principal business address is
301 Bellevue Parkway, Wilmington, Delaware 19809.

The Bank of New York Mellon acts as custodian of the Fund's assets and transfer agent with respect to the Interests. Its principal business address is 225 Liberty Street, New York, New York 10286.

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INVESTOR QUALIFICATIONS

Interests in the Fund are sold only to investors who are "qualified clients," as that term is defined in Rule 205-3 under the Advisers Act ("Qualified Investors"). A "qualified client" means: (i) a natural person or company (other than an investment company) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2.1 million (excluding the value of the prospective investor's primary residence); (ii) a natural person or company (other than an investment company) that has at least $1 million under the management of the Adviser or its affiliates; (iii) a natural person or company (other than an investment company) that meets the standard of a "qualified purchaser" in the Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. All of these persons are referred to in this Prospectus as "Qualified Investors." You must complete and sign an Investor Certificate before you may invest. If your Investor Certificate is not received and accepted by the Distributor by the applicable Closing Date, your order will not be accepted. Other similar arrangements may be permitted by the Distributor instead of the Investor Certificate. The form of Investor Certificate is included as Appendix B to this Prospectus. The Fund is not obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors. The Fund, in its discretion, may suspend applications for Interests at any time.

By acquiring Interests in the Fund, an investor acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates thereof (including information set forth in this Prospectus and in the SAI) is not a recommendation to invest in the Fund, and that none of the Fund, the Adviser or any affiliates thereof is undertaking to provide any investment advice to the investor (impartial or otherwise), or to give advice to the investor in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser is for the provision of investment advice to the investor; and (ii) the Adviser has a financial interest in the investor's investment in the Fund on account of the fees it expects to receive from the Fund as disclosed herein.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

No Right of Redemption or Transfer

No investor or other person holding an Interest in the Fund or a portion of an Interest has the right to require the Fund to redeem the Interest or portion thereof. No public market exists for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity is provided only through limited repurchase offers, which will be made in the Board's sole discretion. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Repurchases of Interests

The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors. While an investor may request that the Fund tender for its Interest in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Interests from its investors on a quarterly basis, during tender periods of not less than 20 business days. The Directors also will consider the following factors, among others, in making such determination:

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•	whether any investors have requested to tender Interests or portions thereof to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Interests or portions thereof;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable. When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interests in the Fund from their respective financial advisors.

If a repurchase offer is oversubscribed by investors who tender Interests, the Fund may: (i) increase the amount of Interests to be repurchased by up to 2% of the Fund's outstanding Interests; (ii) extend the repurchase offer, if necessary, and increase the amount of Interests that the Fund is offering to repurchase; (iii) repurchase a pro rata portion of the Interests tendered; or (iv) take any other action permitted by applicable law.

The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. See "Summary of Limited Liability Company Agreement—Term, Dissolution and Liquidation" in the Fund's SAI.

The Fund may, at any time, repurchase involuntarily at net asset value an Interest or a portion of an Interest of an investor, or any person acquiring an Interest or portion thereof from or through an investor, in accordance with the LLC Agreement and Section 23 of the Investment Company Act, and any applicable rules thereunder. The repurchase price payable in respect of Interests repurchased involuntarily will be determined in the same manner as Interests repurchased pursuant to written tenders, as set forth below, except that the relevant "calculation date" (as defined below) will be the effective date of the applicable repurchase.

Determination of Repurchase Price

The repurchase price payable in respect of repurchased Interests will be equal to the value of the investor's capital account or applicable portion thereof based on the estimated net asset value of the Fund's assets as of quarter-end (such date, or any later valuation date if a tender offer is extended, being referred to as the "calculation date"), after giving effect to all allocations to be made to the investor's capital account as of such date. Tendering investors have no right to receive any other price, and will not be paid any additional amounts, as a result of any adjustments to the Fund's net asset value made in the

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course of the Fund's or any Investment Fund's year-end audit. Similarly, the Fund and, therefore, remaining investors will not be entitled to recover any overpayments that a year-end audit indicates may have been paid to tendering investors. Additionally, the Fund's net asset value may change materially from the date a tender offer is mailed, to the close of the tender period, and to the calculation date, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Investors Have Only Limited Liquidity."

Under these procedures, an investor will have to decide whether to tender Interests or portions thereof for repurchase without the benefit of having (i) current information regarding the net asset value of the Fund and the value of the investor's capital account as of a date proximate to the calculation date and (ii) the completion of the Fund's year-end audit and, as discussed above, any adjustments made in the course thereof.

Payment

Repurchases of Interests or portions thereof from investors by the Fund will be made in the form of non-interest bearing, non-transferable promissory notes, and will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from investors. Each tendering investor will receive a promissory note with an aggregate value equal to 100% of the estimated, unaudited net asset value of the tendered portion of the investor's Interest determined as of the calculation date, regardless as to whether an investor tenders a portion of its Interest or its entire Interest in the Fund. The delivery of promissory notes in payment of the repurchase price for Interests tendered and accepted for purchase will generally be made promptly (within five business days) after the last day of the tender period. Payment of the notes will be made as promptly as practicable after the calculation date and is expected, in any event, to be made in full within 60 days after the calculation date. The notes will not be subject to any audit adjustments.

The Fund retains the option to pay all or a portion of the repurchase price for tendered Interests by distributing securities, including direct or indirect interests in Investment Funds, as well as other illiquid securities, to investors on a pro rata basis. The receipt by an investor of an in-kind distribution of a security carries the risk that the investor may not be able to dispose of the security for an indeterminate period of time and only with the consent of a third party, as well as the risk that the distributed security may be very difficult to value. The Fund also retains the option to hold back up to 10% of the value of any tender made by an investor and to pay the balance with a separate promissory note providing for a contingent payment after completion of the Fund's next annual audit. The Fund may exercise either option in the extraordinary event that the Board of Directors determines that it is necessary to avoid or mitigate any adverse effect of the repurchase offer on the remaining investors.

The Fund will not impose any charges on a repurchase of Interests or portion of Interests in the Fund, although it may allocate to tendering investors withdrawal or similar charges imposed by an Investment Fund if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

An investor who tenders its entire Interest to the Fund for repurchase generally will have a taxable event. Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest. A loss, if any, may be recognized only after the tendering investor has received full payment under the promissory note (and may not be recognized upon the tender or payment of the promissory note if any assets other than cash and the note are received by the investor upon the tender of its Interests).

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Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund's investors, and typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Interests. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Interests in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund obtains repurchase proceeds by selling Fund investments, the Fund will thereafter hold a larger proportion of its total assets in less liquid securities. Accordingly, non-tendering investors will own a proportionally greater amount of illiquid investments that may adversely affect their ability to tender their Interests for repurchase in subsequent tender offers, as well as the Fund's ability to conduct future tender offers at all. Also, the sale of securities to fund repurchases could reduce the value of those securities, which in turn would reduce the Fund's net asset value. In addition, the repurchase of Interests by the Fund may be a taxable event to investors.

Repurchase of the Fund's Interests will tend to reduce the amount of outstanding Interests and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

CALCULATION OF NET ASSET VALUE

Net Asset Valuation

The net asset value of the Fund is equal to its assets less its liabilities as of any date of determination. The net asset value of the Fund generally is calculated by BNY, in consultation with the Adviser, as of the end of each calendar month in accordance with the LLC Agreement, and the valuation policies and procedures adopted by the Board.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined at such date for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Investment Managers and their agents, including their administrators. The Adviser, BNY and the Adviser's valuation committee may not have the ability to assess the accuracy of these valuations. Furthermore, valuations are provided to the Fund based on the interim unaudited financial records of Investment Funds, and, therefore, are estimates subject to adjustment (upward or downward) upon the auditing of such financial records.

Before investing in any Investment Fund, the Adviser conducts a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. After investing in an Investment Fund, the Adviser monitors the valuation methodology used by the Investment Fund. Although the procedures approved by the Board provide that BNY will review the valuations provided by the Investment Managers, none of the Adviser, BNY or the Adviser's valuation

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committee will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

Subject to the foregoing, for each period that the net asset value of the Fund is calculated, BNY will review any material discrepancies with the Adviser. BNY and the Adviser's valuation committee will consider all relevant information and the reliability of pricing information provided by the Investment Managers. They may conclude, however, in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund. In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Investment Managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those Investment Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the Board's judgments regarding appropriate valuations should be proven incorrect.

CAPITAL ACCOUNTS

General

The Fund maintains a separate capital account for each investor, the opening balance of which is equal to such investor's initial contribution to the capital of the Fund. Each investor's capital account is increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such investor to the capital of the Fund, plus any amounts credited to such investor's capital account as described below. Similarly, each investor's capital account is reduced by the sum of the amount of any repurchase by the Fund of the Interest or portion of the Interest of such investor, plus the amount of distributions, if any, to such investor that are not reinvested, plus any amounts debited against such investor's capital account (as described below). To the extent that any debit would reduce the balance of the capital account of any investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such investor.

Capital accounts of investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (i) the last day of the fiscal year of the Fund, (ii) the day preceding the date as of which a contribution to the capital of the Fund is made, (iii) the day as of which the Fund repurchases any Interest or portion of an Interest of any investor, (iv) the day as of which the Fund admits a substituted investor to whom an Interest or portion of an Interest of an investor has been transferred (unless there is no change in beneficial ownership) or (v) the day as of which any amount is

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credited to or debited from the capital account of any investor other than an amount to be credited to or debited from the capital accounts of all investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each investor as of the start of each fiscal period by dividing the balance of such investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all investors as of such date.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all investors as of the last day of each fiscal period in accordance with investors' respective Fund percentages for such fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and adjusted to exclude the amount of any insurance proceeds to be allocated among the capital accounts of the investors and any items to be allocated among the capital accounts of the investors other than in accordance with the investors' respective Fund percentages, such as withholding taxes or certain tax obligations.

Allocations for U.S. federal income tax purposes generally are made among the investors so as to reflect equitably amounts credited or debited to each investor's capital account for the current and prior fiscal years. The Board has the discretion to make special allocations of ordinary income and/or capital gains (including short-term capital gains) as well as deductions and losses (including long-term and short-term capital losses) for U.S. federal income tax purposes to a withdrawing investor up to an amount by which the total of such investor's capital account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for U.S. federal income tax purposes, in its Interest as of such time. These special allocations, if made, would not be binding on the Internal Revenue Service (the "Service"), and if the Service successfully challenges such a special allocation, the Fund's tax items allocable to all investors could be affected.

Allocation of Special Items—Certain Withholding Taxes and Other Expenditures

The Fund bears certain ongoing offering costs associated with any periodic offers of Fund Interests that are charged to the capital accounts of investors in the period incurred. Offering costs cannot be deducted by the Fund or the investors for tax purposes.

Withholding taxes or other tax obligations incurred by the Fund that are attributable to any investor are debited against the capital account of such investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the investor and any successor to the investor's Interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

Reserves

Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Administrator or the Board. Reserves will be in such amounts, subject to increase or reduction, that the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any

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such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

Each investor has the right to cast a number of votes based on the value of such investor's capital account relative to the value of all capital accounts of investors at any meeting of investors called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all investors. Except for the exercise of their voting privileges, investors are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

TAXES

The Fund has not sought a ruling from the Service or any other foreign or U.S. federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than as described herein.

The discussion below is based upon the Code, legislative history, existing and proposed Treasury regulations (the "Regulations"), published rulings and court decisions all as currently in effect and all of which are subject to change or different interpretations (possibly with retroactive effect), which could affect the continuing accuracy of this discussion.

You are hereby informed that (i) any tax advice contained in this Prospectus or the SAI (including any opinion of counsel referred to in this Prospectus or the SAI) is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed in this Prospectus and in the SAI (and in any such opinion of counsel), and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax adviser.

Prior to the commencement of operations of the Fund, the Fund received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund at that time ("Prior Counsel"), that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation.

"Publicly traded partnerships" are generally treated as corporations for U.S. federal income tax purposes. A publicly traded partnership is any partnership of which interests are traded on an established securities market or are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund are not traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund is not expected to be eligible for any of those safe harbors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors discussed above is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event, the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Prior Counsel to the Fund rendered its opinion that, under this "facts and circumstances" test, and based

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upon the operations of the Fund, as well as the legislative history to the relevant sections of the Code and the text of the Regulations, Interests in the Fund are not readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund is not treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, the taxable income of the Fund may be subject to corporate income tax at regular corporate rates when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund. Accordingly, treatment as a corporation or a publicly traded partnership could materially reduce an investor's after-tax return.

As an entity treated as a partnership for U.S. federal income tax purposes, the Fund generally is not itself subject to U.S. federal income tax. Instead, each investor will be treated as a partner of the Fund and, as such, will be required to take into account its distributive share of each item of the Fund's income, gain, loss, deduction and credits for each taxable year of the Fund ending with or within the investor's taxable year in order to compute its U.S. federal income tax liability. Each item will have the same character to an investor, and generally will have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund. Distributions of cash by a partnership to a partner are generally not taxable unless the amount of cash distributed to a partner is in excess of the partner's adjusted basis in its partnership interest.

Notwithstanding the foregoing, for taxable years beginning after December 31, 2017, the Fund could, in certain circumstances, be liable itself for taxes and other liabilities resulting from audit adjustments in respect of its tax returns absent an election by the Fund to the contrary. See "Tax Aspects—Tax Treatment of Fund Operations—Tax Elections; Returns; Tax Audits" in the Fund's SAI.

For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under federal and state law, see "Tax Aspects" in the Fund's SAI.

PLAN OF DISTRIBUTION

General

Currently, UBS Financial Services Inc. acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through brokers or dealers with which it has entered into distribution agreements. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors. The Distributor intends to compensate its, or its affiliates', financial advisors, and the Adviser or the Distributor may also compensate third-party securities dealers and other industry professionals, in connection with the sale and distribution of Interests and for their ongoing servicing of clients with whom they have distributed Interests. Servicing includes: handling investor inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between investors and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing investor information; and providing such other information and investor liaison services as the Adviser or the Distributor may reasonably require. Compensation to

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such financial advisors and other professionals is based upon a formula that takes into account the amount of client assets being serviced.

Neither the Distributor nor any other broker or dealer is obligated to buy Interests from the Fund.

Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's brokerage account will be debited approximately four business days prior to closing for the purchase amount, which will be deposited into a non-interest-bearing escrow account set up at The Bank of New York Mellon, in accordance with Rule 15c2-4 under the Exchange Act. An investor will not become an investor in the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date.

Generally, the Distributor and certain of its affiliates are compensated for providing services to affiliated or proprietary alternative investment vehicles such as the Fund. This compensation can include all or a portion of the waivable sales load of up to 2% of the investor's capital contribution, distribution or referral fees, investment advisory and/or management fees and certain other fees, including performance fees. As a result of the various payments to the Distributor and its affiliated companies, the amount of compensation that the Distributor's entities receive with respect to the sale of affiliated or proprietary vehicles is greater than the amount payable to the organization as a whole from the sale of unaffiliated investments. For funds managed by third party advisers, the Distributor receives fees for distribution, investor services or solicitation services, or a combination thereof, depending on the arrangement the Distributor has with the third party. The payout that your financial advisor receives may differ from one fund to another, even if the two funds are charged the same management fee and/or incentive-based fee (i.e., even if, overall, you would pay the same amount in fees). The differences in compensation may create an incentive for financial advisors to recommend funds for which they receive higher compensation. We encourage you to discuss this with your financial advisor to learn more about the compensation he or she receives.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

Purchase Terms

Sales of Interests are made only to Qualified Investors who have completed and returned an Investor Certificate, and whose Investor Certificate has been accepted, before a Closing Date. Generally, the stated minimum initial investment is Interests with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000. If you want to purchase less than $50,000 in Interests, you should speak with your financial advisor. In granting any reduction, consideration is given to various factors, including the investor's overall relationship with the Distributor, the investor's holdings in other funds affiliated with the Distributor, and such other matters as the Distributor may consider relevant at the time. Financial advisors may receive a reduced sales credit for selling Interests substantially below this stated minimum initial investment. The Fund may vary the investment minimums from time to time. Investors purchasing Interests in the Fund may be charged a sales load of up to 2% of the investor's capital contribution. The amount of any sales load will be determined in the sole discretion of the applicable financial advisor, and is expected to be waived for purchasers of Interests in conjunction with certain fixed or "wrap" fee programs, or employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole

61

discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families.

The LLC Agreement is annexed as Appendix A to this Prospectus and each new investor will be bound by all of its terms by executing the Investor Certificate form included as Appendix B to this Prospectus.

Additional Sales

From time to time, the Fund may sell additional Interests to Qualified Investors. Existing investors seeking to purchase additional Interests in the Fund will be required to qualify as Qualified Investors at the time of the additional purchase.

In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment. The minimum additional investment in the Fund is $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.

GENERAL INFORMATION

Liability of Investors

Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an investor, except that the investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, and to repay any funds wrongfully distributed to the investor. However, the Adviser may require an investor to contribute to the Fund, whether before or after the Fund's dissolution or after the investor ceases to be an investor, such amounts as the Adviser deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any investor, the aggregate amount of any distributions, amounts in connection with a repurchase of all or a portion of the investor's Interests and any other amounts received by the investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Fund Organization

The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on September 4, 2002 and commenced operations on February 1, 2003. The Fund's address is c/o UBS Hedge Fund Solutions LLC, 600 Washington Boulevard, Stamford, Connecticut 06901 and its telephone number is (888) 793-8637.

BNY's address is 301 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (877) 431-1973.

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A&Q LONG/SHORT STRATEGIES FUND LLC

Limited Liability Company Interests
______________________________

PROSPECTUS

May 1, 2020
______________________________

UBS FINANCIAL SERVICES INC.

______________________________

APPENDIX A

A&Q LONG/SHORT STRATEGIES FUND LLC

THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

THIS THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of A&Q LONG/SHORT STRATEGIES FUND LLC (the "Fund") is dated as of May 1, 2018, effective as of July 1, 2018, by and among UBS Hedge Fund Solutions LLC ("UBS HFS"), as Administrator, and each person admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated and filed with the Secretary of State of the State of Delaware on September 4, 2002; and

WHEREAS, the Fund has heretofore been governed by a Limited Liability Company Agreement dated as of September 10, 2002 (the "Original Agreement"); and

WHEREAS, the Fund has heretofore been governed by a First Amended and Restated Limited Liability Company Agreement dated as of May 1, 2013; and

WHEREAS, the Fund has heretofore been governed by a Second Amended and Restated Limited Liability Company Agreement dated as of May 1, 2014 (the "Second Amended and Restated Agreement"); and

WHEREAS, UBS HFS wishes to amend and restate the Second Amended and Restated Agreement in its entirety pursuant to the authority granted it under Section 8.1 hereof.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement:

Administrator means UBS Hedge Fund Solutions LLC or any successor administrator to the Fund, in its capacity as administrator under the Administration Agreement. The Administrator shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Administration Agreement means the administration agreement entered into between the Administrator and the Fund, as from time to time in effect.

Administration Fee means the fee paid to the Administrator out of the Fund's assets, and debited against Members' Capital Accounts, for administrative services provided by the Administrator.

Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Affiliate means affiliated person as such term is defined in the 1940 Act.

Agreement means this Third Amended and Restated Limited Liability Company Agreement, as amended and/or restated from time to time.

Board means the Board of Directors of the Fund established pursuant to Section 2.6 hereof.

Capital Account means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

Capital Percentage means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

Capital Contribution means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Closing Date means the first date on or as of which a Member other than the Manager or the Administrator, or their predecessors, was admitted to the Fund.

Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

Delaware Act means the Delaware Limited Liability Company Act (6 Del.C. §18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Expense Allocation Date means the Closing Date, and thereafter each day, through and including the date which is twelve months after the Closing Date, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

(4)	the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

(5)	any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

Fiscal Year means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

Form N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Fund Percentage means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

Independent Directors means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

Insurance means one or more "key man" insurance policies on the life of any principal of a member of the Manager or any other insurance policy, the benefits of which are payable to the Fund.

Interest means the entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

Investment Funds means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Manager.

Investment Managers means portfolio managers among which the Fund deploys some or all of its assets.

Investment Management Agreement means the investment advisory agreement entered into between the Manager and the Fund, as from time to time in effect.

Investment Management Fee means the fee paid to the Manager out of the Fund's assets in accordance with the Investment Management Agreement.

Manager means UBS Hedge Fund Solutions LLC or any successor investment manager to the Fund, in its capacity as investment manager under the Investment Management Agreement. The Manager shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Member means any person who is admitted to the Fund as a member until the Fund repurchases the entire Interest of such person pursuant to Section 4.5 hereof or such person otherwise ceases to be a member of the Fund or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

Net Profit or Net Loss means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

(1)	the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

(2)	any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period; and

(3)	Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.10 hereof.

1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Organizational Expenses means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

Partnership Representative means the person designated as the "partnership representative" of the Fund pursuant to Section 8.17 hereof.

Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

Securities means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

Tax Matters Partner means the Member that previously was designated as "tax matters partner" of the Fund for relevant taxable years that began prior to January 1, 2018.

Transfer means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

Voting Interest means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

2.1       Formation of Limited Liability Company.

The Fund was organized as a limited liability company by filing the Certificate in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act. The Certificate may be restated by the Manager as provided in the Delaware Act or amended by the Manager to change the address of the Fund's office in Delaware or the name and address of its resident agent in Delaware or to make corrections required by the Delaware Act. Any persons designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all additional certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2       Name.

The name of the Fund shall be "A&Q Long/Short Strategies Fund LLC" or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

2.3       Principal and Registered Office.

The Fund shall have its principal office at the principal office of the Administrator, or at such other place designated from time to time by the Board.

The Fund shall have its registered office in the State of Delaware at 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, and shall have Maples Fiduciary Services (Delaware) LLC as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

2.4       Duration.

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5       Business of the Fund.

(a)       The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise and to engage in such other activities and to exercise such rights and powers as permitted under the Delaware Act. Discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships, limited liability companies and other pooled investment vehicles which invest and trade in Securities, or managed in separate accounts which invest and trade in Securities. The Administrator, in the exercise of its administrative functions on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of the Administrator be necessary or advisable to carry out the administration of the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

(b)       The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

2.6       The Board.

(a)       The persons listed on Schedule I have agreed to be bound by the terms of this Agreement pertaining to the obligations of Directors and shall serve as Directors on the Board. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

(b)       Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

(c)       If no Director remains, the Administrator shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7       Members.

The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, in its absolute discretion, may reject applications for the purchase of Interests in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. The Manager and the Administrator, or their predecessors, were admitted to the Fund as Members as of the date of the Original Agreement.

2.8       Both Directors and Members.

A person may at the same time be a Director and a Member, or the Manager and a Member, in which event such person's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

2.9       Limited Liability.

Except as otherwise provided under applicable law, none of the Members, Directors, the Manager nor the Administrator shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund and other payments pursuant to this Agreement and to repay any funds wrongfully distributed to such Member. Notwithstanding any other provision of this Agreement, the Administrator, in the exercise of its administrative functions on behalf of the Fund, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by the Administrator, in its exercise of its administrative functions on behalf of the Fund, to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided however, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's Capital Account in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Capital Accounts of all Members of the Fund in such Fiscal Year; and provided further that the provisions of this Section 2.9 shall not affect the obligations of Members under the Delaware Act.

ARTICLE III

MANAGEMENT

3.1       Management.

(a)       Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Board. The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties hereunder. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The Board may delegate the management of the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, the Manager and the Administrator), subject to the investment objective and policies of the Fund and to the oversight of the Board. During any period in which the Fund shall have no Directors, the Manager shall continue to serve as investment adviser to the Fund and the Administrator shall continue to provide administrative services to the Fund.

(b)       Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c)       Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act.

(d)       The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

3.2       Actions by the Board.

(a)       Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

(b)       The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

(c)       The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation or such powers as are otherwise delegated to them by the Board, and designate them as officers of the Fund.

3.3       Meetings of Members.

(a)       Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Except as otherwise provided in Section 2.6(c) hereof, meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board or, to the extent applicable, the Administrator shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding one-third of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b)       Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest. The Board or, to the extent applicable, the Administrator shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)       A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4       Custody of Assets of the Fund.

The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

3.5       Other Activities of Members (Including the Administrator), Directors and the Manager.

(a)       None of the Directors, officers of the Fund, the Manager nor the Administrator shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

(b)       The Administrator and any Member, officer of the Fund, Director or the Manager, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of the Administrator or any other Member, officer of the Fund, Director, the Manager or Affiliates of any of them, or any profits derived therefrom.

3.6       Duty of Care.

(a)       The Directors, officers of the Fund, the Administrator, including any officer, director, member, partner, principal, employee or agent of the Administrator, and the Manager, including any officer, director, member, principal, employee or agent of the Manager and each of their affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

(b)       A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by applicable law or otherwise provided in this Agreement.

3.7       Indemnification.

(a)       To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), officer of the Fund, the Manager and the Administrator (including for this purpose each affiliate, officer, director, member, partner, principal, employee or agent of the Manager or the Administrator or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Manager or the Administrator or any member thereof, and their executors, heirs, assigns, successors or other legal representatives), the Partnership Representative and, for taxable years beginning before January 1, 2018, the Tax Matters Partner against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund, the Manager, the Partnership Representative or, for taxable years beginning before January 1, 2018, the Tax

Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, or the past or present performance of services to the Fund by the Administrator, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)       Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c)       As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d)       Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)       An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, except to the extent provided in Section 2.9 hereof.

(f)        The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, Director, the Manager, the Administrator or other person.

3.8       Fees, Expenses and Reimbursement.

(a)       So long as the Administrator (or its affiliates) provides administrative services to the Fund, it shall be entitled to receive such fees as may be agreed to by the Administrator and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, without any further act, vote or approval of any Member.

(b)       So long as the Investment Management Agreement shall remain in full force and effect, the Fund shall pay the Manager the Investment Management Fee.

(c)       The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(d)       The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Manager pursuant to the Investment Management Agreement or by the Administrator pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

(1)	all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends and other foreign source income, and the Fund's proportional share of expenses as an investor in Investment Funds;

(2)	all costs and expenses associated with the operation and registration of the Fund, offering costs and expenses and the costs of compliance with any applicable federal or state laws;

(3)	the costs and expenses of holding any meetings of the Board and any meetings of Members that are regularly scheduled, permitted or required to be held by this Agreement, the 1940 Act or other applicable law;

(4)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

(5)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Manager, the Administrator or the Directors;

(6)	all costs and expenses associated with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

(7)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

(8)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

(9)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

(10)	the fees of custodians and other persons providing administrative services to the Fund;

(11)	all taxes (and related charges) to which the Fund may be subject, directly or indirectly, in the U.S., any state thereof, or any other U.S. or non-U.S. jurisdictions; and

(12)	such other types of expenses as may be approved from time to time by the Board.

The Manager and the Administrator shall be entitled to reimbursement from the Fund for any of the above expenses that either pays on behalf of the Fund.

(e)       The Fund from time to time, alone or in conjunction with other accounts for which the Manager, or any Affiliate of the Manager, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

3.9       Liabilities and Duties.

To the extent that, at law or in equity, a Member, officer of the Fund or Director or other person has duties (including fiduciary duties) and liabilities relating thereto to the Fund or to a Member, officer of the Fund or a Director, any such Member, officer of the Fund, Director or other person acting under this Agreement shall not be liable to the Fund or to a Member, officer of the Fund or a Director for its good faith reliance on the provisions of this Agreement. The Members agree that the provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Member, an officer of the Fund, a Director or other person otherwise existing at law or in equity, replace such other duties and liabilities of such Member, officer of the Fund, Director or other person.

ARTICLE IV

TERMINATION OF STATUS OF MANAGER AND DIRECTORS; TRANSFERS AND REPURCHASES

4.1       Termination of Status of the Manager.

The status of the Manager as a Member shall terminate if the Investment Management Agreement with the Manager terminates and the Fund does not enter into a new Investment Management Agreement with such person, effective as of the date of such termination.

4.2       Termination of Status of a Director.

The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

4.3       Removal of the Directors.

Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

4.4       Transfer of Interests of Members.

(a)       An Interest or portion thereof of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion). If any transferee does not meet such investor eligibility requirements established by the Fund from time to time, the Fund reserves the right to redeem its Interest pursuant to Section 4.5. If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

(b)       Each transferring Member shall indemnify and hold harmless the Fund, the Directors, officers of the Fund, the Administrator, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.5       Repurchase of Interests.

(a)       Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof. The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Interests or portions thereof to the Fund;

(2)	the liquidity of the Fund's assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Interests or portions thereof;

(6)	the condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

(b)       The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

(1)	such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)	ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Manager, the Administrator or the

Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

(5)	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

(c)       Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the estimated value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

ARTICLE V

CAPITAL

5.1       Contributions to Capital.

(a)       The minimum initial contribution of each Member (other than the Manager and the Administrator) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

(b)       The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided herein.

(c)       Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

5.2       Rights of Members to Capital.

No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.5 hereof, if so determined by the Board, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. Except as provided in Section 2.9 hereof, no Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3       Capital Accounts.

(a)       The Fund shall maintain a separate Capital Account for each Member.

(b)       Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

(c)       Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to the provisions of this Article V.

(d)       Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.9 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to the provisions of this Article V.

(e)       If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

5.4       Allocation of Net Profit and Loss.

As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

5.5       Allocation of Insurance Premiums and Proceeds.

(a)       Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

(b)       Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

5.6       Allocation of Certain Withholding Taxes and Other Expenditures.

(a)       If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

(b)       Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, and any other Fund items, to the extent determined by the Board to have been paid or incurred or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.7       Reserves.

(a)       Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Administrator or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

(b)       If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

(c)       If any amount is required by paragraph (a) or (b) of this Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

5.8       Tax Allocations.

For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for U.S. federal income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account(s) for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Section 704(b) and 704(c) of the Code, and Treasury Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Treasury Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirements of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

If the Fund realizes ordinary income and/or capital gains (including short-term capital gains) for U.S. federal income tax purposes (collectively, "income"), or deductions, ordinary losses and/or capital losses (including long-term capital losses) for U.S. federal income tax purposes (collectively, "losses") for any Fiscal Year during or as of the end of which one or more Members withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate specially such income or losses to any such withdrawing Member up to an amount by which the total of such Member's Capital Account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for U.S. federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code).

5.9       Distributions.

(a)       The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

(b)       The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

(c)       Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

5.10     Allocation of Organizational Expenses.

(a)       As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

(b)       As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.10 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

6.1       Dissolution.

(a)       The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

(2)	upon the determination of the Members not to continue the business of the Fund at a meeting called by the Administrator in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

(3)	upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

(4)	upon the determination by the Manager to dissolve the Fund;

(5)	upon termination of the Investment Management Agreement; or

(6)	as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2       Liquidation of Assets.

(a)       Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)	in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(3)	the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

(b)       Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

ARTICLE VII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1       Accounting and Reports.

(a)       The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

(b)       After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal or state law.

(c)       Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to one or more Members such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d)       Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund. No act of the Fund, the Manager, the Administrator or any other person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund's ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

7.2       Determinations By the Board.

(a)       All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by the Administrator, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

(b)       The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

7.3       Valuation of Assets.

(a)       Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. Assets of the Fund invested in Investment Funds shall be valued at fair value in accordance with procedures adopted by the Board. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)       The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1	Amendment of Limited Liability Company Agreement.

(a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) the Administrator (to the extent consistent with its administrative functions) or (iii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

(b)	Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of the Fund;

(2)	reduce the Capital Account of a Member other than in accordance with Article V; or

(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

(c)           By way of example only, the Board or the Administrator at any time without the consent of the Members may:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)	amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; or

(3)	amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

(d)           The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2	Special Power of Attorney.

(a)           Each Member hereby irrevocably makes, constitutes and appoints the Administrator and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)	all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Administrator and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)	shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)	shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3	Notices.

Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, including e-mail, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, e-mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4	Agreement Binding Upon Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

8.5	Applicability of 1940 Act and Form N-2.

The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6	Choice of Law; Arbitration.

(a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b)           Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

(1)	arbitration is final and binding on the parties;

(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;

(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)           Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. or the Financial Industry Regulatory Authority, Inc. (FINRA), to the fullest extent permitted by law. The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

8.7	Not for Benefit of Creditors.

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, the Manager, the Administrator, officers of the Fund, Directors and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement (except as provided in Section 3.7).

8.8	Consents.

Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9	Merger and Consolidation.

(a)           Notwithstanding any other provision of this Agreement, the Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved by a majority of the Directors, without the consent of any Member or person being required.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

8.10	Pronouns.

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11	Confidentiality.

(a)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

(b)          Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

(c)           Notwithstanding anything to the contrary in this Agreement, the Board or the Administrator shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board or the Administrator reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board or the Administrator in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

8.12	Certification of Non-Foreign Status.

Unless such certification is not deemed necessary by the Administrator, each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

8.13	Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14	Entire Agreement.

This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

8.15	Discretion.

Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard.

8.16	Counterparts.

This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

8.17	Partnership Representative.

Matthew Richards of UBS Hedge Fund Solutions LLC (or such other person as may be designated by the Administrator or by the Fund from time to time) shall serve as the "partnership representative" of the Fund within the meaning of Section 6223 of the Code, or any similar provisions of state or local tax laws.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

UBS Hedge Fund Solutions LLC, as
Administrator, pursuant to the Special Power of
Attorney under Section 8.2(a) hereof:

By:	/s/ William J. Ferri
Name: William J. Ferri
Title: Authorized Person

By:	/s/ Dylan Germishuys
Name: Dylan Germishuys
Title: Authorized Person

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its
behalf a Member Signature Page, which shall constitute
a counterpart hereof.

SCHEDULE I

Directors

Name and Address

Virginia G. Breen c/o UBS Hedge Fund Solutions LLC 600 Washington Boulevard Stamford, Connecticut 06901

Meyer Feldberg c/o UBS Hedge Fund Solutions LLC 600 Washington Boulevard Stamford, Connecticut 06901

George W. Gowen c/o UBS Hedge Fund Solutions LLC 600 Washington Boulevard Stamford, Connecticut 06901

Stephen H. Penman c/o UBS Hedge Fund Solutions LLC 600 Washington Boulevard Stamford, Connecticut 06901

Appendix B

SIGNATURE REQUIRED

ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED AN A&Q LONG/SHORT STRATEGIES FUND LLC PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED. Please promptly return a completed Investor Certificate to your Financial Advisor. This Investor Certificate must be received FOUR BUSINESS DAYS prior to month's end in order to invest in the Fund's next monthly closing.

A&Q LONG/SHORT STRATEGIES FUND LLC: Investor CertificatE

This Certificate relates to a potential investment in A&Q Long/Short Strategies Fund LLC (the "Fund").

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth in excess of $2.1 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of an "investment company" under Section 3(a) of the Investment Company Act of 1940, as amended, based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust. As used herein, the term "net worth" means the excess of total assets at fair market value over total liabilities. In calculating "net worth": (i) exclude the fair market value of your primary residence; (ii) count as a liability any indebtedness secured by your primary residence in excess of its fair market value; and (iii) count as a liability any indebtedness secured by your primary residence in the 60 days prior to subscribing for this investment, unless such indebtedness was incurred as a result of the acquisition of your primary residence.

I understand that it may be a violation of law for me to provide this Certificate if I know that it is not true. I have read the Fund's prospectus dated May 1, 2020 (the "Prospectus"), including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I may lose some or all of my investment. I acknowledge that in making a decision to invest in the Fund, I have relied solely upon the Prospectus, the Fund's Limited Liability Company Agreement, as amended and restated from time to time (the "Agreement"), and my independent investigation. I have evaluated the risks of investing, understand there are substantial risks of loss, and have determined that an investment is suitable for me. I understand that there is very limited liquidity associated with an investment in the Fund and I have carefully read and understand the "Redemptions, Repurchases of Interests and Transfers" section in the Prospectus. I understand that I may not be able to withdraw from the Fund as I want or have a need to.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan or an individual retirement account ("IRA") (each, a "Benefit Plan"), the Benefit Plan represents that: (A) the Benefit Plan has consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code; (B) the person executing, or directing another party to execute, this Certificate (the "Fiduciary") has considered the following items and has determined that an investment in the Fund by the Benefit Plan is consistent with the Fiduciary's responsibilities under ERISA and the Code: (i) the Fiduciary's investment standards under ERISA and the Code in the context of the Benefit Plan's particular circumstances; (ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and (iii) the risks associated with an investment and the fact that the Benefit Plan will be unable to redeem the investment except as set forth in the Fund's Prospectus; (C) the Fiduciary is solely responsible for the decision to invest in the Fund; (D) the Fiduciary is qualified to make such investment decision; and (E) the Fiduciary, in making such decision, has not relied for its decision to invest in the Fund on any advice or recommendation of the Fund, the Adviser or the members of the Board of Directors of the Fund (the "Directors").

I understand that the Fund and its affiliates are relying on the Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBS Financial Services Inc. ("UBSFS"), the Adviser, the Directors, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.

By signing below, I ("Investor") confirm that, as of the date of my investment and as of this date, the investment objective and primary risk profile applicable to such investment in the Fund are, respectively, "capital appreciation" and "aggressive," and I agree to be bound by the terms of the Agreement. This objective and risk profile is applicable only to this investment and may differ from the investment goals and risk tolerance for the overall portfolio and the brokerage account in which this investment is held. I understand that an investment in the Fund may impact my future liquidity (either long or short-term) and represent that my investment goals are consistent with the time frame of the investment. I understand that UBSFS has entered into an agreement with the manager of the Fund, pursuant to which UBSFS will receive a substantial fee for its services from the manager, which may constitute a majority of the management fee otherwise received by the manager from the Fund with respect to such clients, and that such fee shall be payable to UBSFS with respect to clients that have invested in the Fund for as long as such clients remain invested in the Fund. I understand further that UBSFS and/or its affiliates can direct clients to invest in funds only on the UBS platform, even though there may be other funds with better performance results and/or more preferential terms than those on the UBS platform and offered to the Investor. I understand that in approving funds for inclusion on the UBS platform, UBSFS and its affiliates have a conflict of interest in that they generally give priority to a fund which will provide compensation to UBSFS and its affiliates. In addition, I understand that the levels of compensation may vary among the funds on the UBS platform and, accordingly, UBSFS and its affiliates may have a greater incentive to direct such clients to a fund on the UBS platform (and, in certain cases, particular classes of interests) that yields higher levels of compensation for UBSFS and/or its affiliates. Furthermore, I understand that while funds on the UBS platform may offer multiple classes of interests, such funds (and not UBSFS or its affiliates) will determine which classes of interests are available for investment by the clients of UBSFS and its affiliates, which may be the classes of interests paying higher levels of compensation to UBSFS or its affiliates. I understand further that UBSFS, the Adviser and/or their affiliates have a conflict of interest in that they benefit from the sale of interests of the Fund due to the receipt of the management fee, the incentive fee (if any), the placement fee and/or other forms of compensation in connection with their relationship with the Fund, and that UBSFS is a wholly owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which in turn, is a wholly owned subsidiary of UBS Group AG. I understand that, as a result of various payments to the Adviser, UBSFS and their respective affiliates, the amount of compensation that UBS Americas' entities receive with respect to the sale of affiliated or proprietary hedge funds, funds of funds, private equity funds and real estate funds (including from the sale of Fund interests) is greater than the amount payable to the organization as a whole from the sale of unaffiliated fund investments. In addition, I understand that UBS Group AG and its affiliates ultimately benefit as a whole from the aforementioned sale of such affiliated or proprietary funds due to incentive and/or management fees paid to the managers of such affiliated or proprietary funds (including with respect to the Fund) because they are subsidiaries or affiliates of UBS Group AG. I understand further that UBSFS and certain of its affiliates may be compensated for referring UBSFS' clients to alternative investment vehicles other than the Fund administered by affiliates of UBSFS, and that such fees may be the same, more or less than the fees received by UBSFS and its affiliates in connection with the placement of Fund interests. The Investor agrees to keep confidential any information disclosed to Investor by UBSFS and its Financial Advisor relating to interests in the Fund. Notwithstanding anything expressed or implied to the contrary herein, the Investor is authorized to disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure. I will be subject to a placement fee charged by UBSFS of 2% (subject to waiver by UBSFS in certain limited circumstances) of my Investment Amount (including any additional subscriptions), which will not constitute assets of the Fund, but will be payable in addition to my Investment Amount. If the Placement Fee is reduced by agreement between UBSFS and the Investor, then the reduced Placement Fee to which the Investor has agreed will be reflected on the UBS trade confirmation. The Investor confirms that the Placement Fee has been discussed with his/her/its Financial Advisor and any additional questions will be addressed if requested. I understand that the payout that the Investor's Financial Advisor receives may differ from one fund to another, even if the two funds charge the same management fee and/or incentive-based fee (i.e., even if, overall, the Investor would pay the same amount in fees), and, with respect to the Fund, UBSFS may receive a higher proportion of compensation than it does with respect to third party funds and products. The differences in compensation create an incentive for the Investor's Financial Advisor to recommend a fund for which it receives higher compensation. No Placement Fee is charged if this investment is made through a UBS advisory program. I understand that UBSFS and/or its affiliates may receive higher levels of compensation in connection with an investor's investment in the Fund depending upon whether the investor is participating in a wrap fee program. Accordingly, UBSFS and its affiliates may have a greater incentive to direct those clients to the Fund that would yield a relatively higher level of compensation. In addition, I understand that, in certain cases, if the Investor is investing in the Fund through a UBS advisory program, the Investor may be subject to higher fees overall with respect to its Fund investment than an investor investing through a brokerage account, due to the additional compensation paid by such Investor to UBSFS and/or its affiliates in connection with the advisory program. I authorize (1) the debit, from the UBS account specified herein or any other account maintained for the Investor at UBSFS ("Accounts"), of any funds required to be paid in connection with an investment in the Fund and (2) the credit of any funds to the Investor's Accounts, including any distributions made by the Fund.

I acknowledge that UBSFS and its agents and affiliates may receive requests for information from the Fund to comply with such demands that call for the disclosure of non-public personal information about me that is related or unrelated to my investment in the Fund. I acknowledge and agree that UBSFS and its agents and affiliates may disclose, at its discretion, such non-public account information in response to such requests. I further acknowledge that the Fund may provide any and all account information relating to my investment in the Fund to UBSFS and my UBSFS Financial Advisor (current or future). I understand that the Fund and its affiliates are relying on this Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBSFS, the Adviser, the Directors, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect. I understand the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out herein and in the Agreement and agree that the subscription made hereby may be accepted in reliance thereon. I agree to indemnify and hold harmless UBSFS, including its directors, officers, employees and any of its affiliates and service providers (collectively, the "Indemnified Party") from and against any and all loss, damage, liability or expense, including costs and attorneys' fees and disbursements, which the Indemnified Party may incur by reason of, or in connection with, any representation or warranty made herein or in any other document provided by the Investor not having been true when made, any misrepresentation made by the Investor or any failure by the Investor to fulfill any of the covenants or agreements set forth herein or in any other document provided by the Investor to the Fund's investment adviser, general partner, the Fund or any of their affiliates.

☐ Please check this box if this is an additional investment in the Fund.		Investment Amount: $

UBS Account Number:		SSN/TAX ID Number:

Client Signatures (please sign below):

Signature	Date	Additional Investor Signature (e.g., joint tenants)	Date

Print Name		Print Name of Additional Investor

For Financial Advisors and Branch Managers

I.	Investor Suitability and NFA Bylaw 1101:

With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:

(1)	informed the client of all pertinent facts relating to the liquidity and transferability of the Fund, including the obligation to maintain sufficient liquidity to meet ongoing capital calls (if the Fund has a capital call structure) on potentially short notice and that the investment may impact the client's future liquidity;

(2)	reasonable grounds to believe (on the basis of information obtained from the client concerning the client's age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that:

(a)	the Fund being subscribed for is suitable and appropriate for the client;

(b)	the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards;

(c)	the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client's financial position, overall investment objectives and portfolio structure;

(d)	the client can bear the economic risks of the investment in the Fund;

(e)	the client's goals are consistent with the time frame of the investment; and

(f)	the client appears to have an understanding of:

(i)	the fundamental risks of the Fund (including that the client may lose his or her entire investment);

(ii)	the restrictions on the liquidity and transferability of the Fund;

(iii)	the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and

(iv)	the tax consequences with respect to an investment in the Fund; and

(3)	obtained a valid and duly completed Form W-9 or W-8, as applicable, or successor form thereto, signed under penalties of perjury by the client and I have properly placed such form on file pursuant to internal UBS policy; and

(4)	confirmed, with reasonable due inquiry, including my review of relevant account documentation, the client's representations provided in the NFA Bylaw 1101 Certification (if applicable).

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth) I have ascertained from the appropriate parties (such as the client's trustee or general partner) that all of the client's beneficial owners meet such requirements.

Will this investment result in the client holding more than 30% of his net worth as evidenced on CAI in Alternative Investments?   ☐ Yes ☐ No

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that the Fund's governing documents have been previously delivered to the investor.

__________ Initial	If I assisted the client in completing any information that is required to be provided by the client in the Investor Application, I have done so pursuant to the client's authorization and direction solely based upon information that has been provided to me by the client. If I did not assist the client in completing any information in the Investor Application, I certify that I have reviewed the completed Investor Application Form, and I agree that all the information in connection with the client's investment in the Fund that is provided by the client is correct and accurate.

II.	Financial Advisor Signature (Please Sign Below):

Print Name of Financial Advisor:	Account #:

Financial Advisor Signature:	Placement Fee: % (2%, waivable in limited circumstances) (Fee will be charged in addition to Capital Contribution.)

Date: (MUST BE COMPLETED)

Note: If instructed, the CAI Statement that accompanies this form must be dated before or the same day this application is signed.	Branch Code/FA #/Division:

Financial Advisors must reconcile the information	Financial Advisor Telephone #:
listed on this application with the client's account
records, including updating the client's net worth,
objectives and any other relevant information.	Financial Advisor E-mail Address:

III.	Branch Manager Signature:

I certify that I have reviewed the completed Investor Suitability section above, the client Investor Certificate and CAI, and, if applicable, the "Country Qualifications" appendix and any applicable supplement to the offering materials or set forth in the instructions on the UBS intranet. In addition, it is critical that Financial Advisors review and understand the Rules of the Road ("ROTR"), with specific focus on alternative investments, for each country in which the Financial Advisor expects to conduct cross border business. I agree, based upon the information known to me, with the Financial Advisor's determination that the investment being subscribed for is suitable and appropriate for the client and the Financial Advisor has reviewed, understands and has complied with the applicable ROTR. I agree that, if the Financial Advisor assisted the client in completing any information that is required to be provided by the client in the Investor Application, based upon information known to me, that the Financial Advisor has done so pursuant to the client's authorization and direction solely based upon information that has been provided to the Financial Advisor by the client.

By signing below, if applicable, I have determined that (1) if the proposed investment is for an Access Person's (as defined in the Investment Adviser's Code of Ethics) employee or employee-related account, my signature evidences my pre-approval of the trade and that (2) the Access Person's proposed investment: (a) will not unfairly limit the ability of eligible clients of UBS Financial Services Inc. (the "Firm") to participate in the proposed investment and (b) does not present a material conflict with the interests of the Firm's clients or the Firm.

Print Name of Branch Manager:

Branch Manager Signature:	Date: (MUST BE COMPLETED)

If the above named account is a UBS Financial Services Inc. IRA, then the Branch Manager, as a result, also signs as the custodian of the IRA and accepts and agrees to this subscription.	Note: If instructed, the CAI Statement that accompanies this form must be dated before or the same day this application is signed.

PLACEMENT FEE APPROVAL SECTION – THIS SECTION IS ONLY REQUIRED IF A REDUCED PLACEMENT FEE IS CHARGED

To be completed by Market Director or Market Admin Manager as Delegate (if necessary)

By signing below you have agreed and accepted the reduced placement fee above.

If you do not agree to the reduced placement fee, please inform the branch who is responsible for contacting AI Investor Service. Call AI Investor Services (888) 962-3842 option #1, sub option #4 for questions.

Print Name of Market Director:

Market Director Signature:	Date: (MUST BE COMPLETED)

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated April 30, 2020

STATEMENT OF ADDITIONAL INFORMATION

A&Q LONG/SHORT STRATEGIES FUND LLC

600 Washington Boulevard
Stamford, Connecticut 06901
(203) 719-1428
toll-free (888) 793-8637
—————————
May 1, 2020

—————————

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of A&Q Long/Short Strategies Fund LLC (the "Fund"), dated May 1, 2020. A copy of the Fund's Prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above. Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

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ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of A&Q Long/Short Strategies Fund LLC (the "Fund"), as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Capitalized terms used but not defined herein, have the meanings assigned to them in the Fund's Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund's stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. For the purposes of this statement of additional information ("SAI"), "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

•	Borrow money, except to the extent permitted under the Investment Company Act of 1940, as amended (the "Investment Company Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

•	Issue senior securities, except to the extent permitted under the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

•	Purchase, hold or deal in real estate.

•	Invest in commodities or commodity contracts.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Investment Funds are not considered a part of an industry. The Fund may invest in Investment Funds that may concentrate their assets in one or more industries. The Fund will consider the concentration of the Investment Funds in determining compliance with this policy.

•	Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act.

If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

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The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act, include: short sales, forward contracts, reverse repurchase agreements, and when-issued or delayed delivery securities. The Adviser, however, as discussed below under the captions "—Foreign Securities" and "—Special Investment Techniques," believes that it only will utilize forward currency exchange contracts, and perhaps put options and futures contracts, to attempt to hedge against foreign currency risks. Additionally, as disclosed in the Fund's Prospectus, the Fund may sell securities short in pursuit of its investment objective, although it presently does not intend to do so.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the Fund's outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

Equity Securities

An Investment Fund's portfolio may include long and short positions in common stocks, preferred stocks and convertible securities. Investment Managers may focus on investments within specific sectors, countries and/or regions. Investment Managers also may invest in depositary receipts relating to foreign securities. See "—Foreign Securities" below. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

The Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

The Investment Managers' investments in equity securities may include securities that are listed on securities exchanges, as well as unlisted securities that are traded over-the-counter ("OTC"). Equity securities of companies traded OTC may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

Debt Securities

Some Investment Managers may invest in debt securities. The Investment Managers typically will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive or in connection with convertible arbitrage strategies, and also may invest in these securities for defensive purposes and to maintain liquidity. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions,

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changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Debt securities markets can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, an Investment Fund may not be able to readily sell debt securities at prices at or near their perceived value. If an Investment Fund needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in Investment Fund redemption requests, including requests from shareholders who may own a significant percentage of the Investment Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Investment Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Investment Fund's share price and increase the Investment Fund's liquidity risk, expenses and/or taxable distributions. Economic and other market developments can adversely affect debt securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain debt securities, which could have the potential to decrease liquidity and increase volatility in the debt securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

The Investment Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

The issuers of debt instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer's ability to make timely payment of interest and principal in accordance with the terms of the obligations.

Foreign Securities

Some Investment Managers will invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares ("GDRs") and other forms of depositary receipts. ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. Foreign securities markets generally are not as developed or efficient as those in the United States and generally are subject to less government supervision and regulation. In addition, less information may be available regarding foreign securities and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers.

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These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Transaction costs of investing in foreign securities markets generally are higher than in the United States.

Investment Funds and the Fund are subject to additional risks, including possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Also, since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign OTC markets or may be purchased in private placements and not be publicly traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. Some of these factors are listed in the Prospectus under "Risk Factors—The Investment Funds' Foreign Investments Involve Risk of Loss."

Some Investment Managers, and UBS Hedge Fund Solutions LLC (the "Adviser" or "UBS HFS" and, when providing services under an administration agreement between it and the Fund, dated as of September 10, 2002, as revised as of July 1, 2015 (the "Administration Agreement"), the "Administrator"), may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain foreign currency denominated portfolio securities irrespective of the underlying investment. An Investment Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective, and the Fund will utilize principally forward currency exchange contracts, although it also may utilize put options and futures contracts, to hedge against foreign currency risks. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Managers and the Adviser for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates. This technique would allow an Investment Manager or the Adviser to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of existing holdings of foreign securities. There may be, however, imperfect correlation between the foreign securities holdings and the forward contracts entered into with respect to such holdings. There can be no assurance that such hedging transactions, even if undertaken, will be effective. The risks and techniques used to hedge against those risks are substantially the same as those described in respect of "—Foreign Securities" and "—Foreign Currency Transactions."

Forward contracts also may be used for non-hedging purposes by the Investment Funds, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund's investment portfolio. See "—Special Investment Techniques."

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Foreign Currency Transactions

Investment Funds may invest in instruments denominated in currencies other than the U.S. dollar; accordingly, the value of such an investment as measured in U.S. dollars is affected by changes in currency exchange rates. Currency exchange rates generally are determined by the forces of supply and demand in the currency markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

Investment Funds and the Fund may employ certain investment practices to hedge currency exposures; however, such instruments may not be available, may not be economically priced (in the judgment of an Investment Manager or the Adviser), nor provide a perfect hedge. Unless an Investment Fund or the Fund hedges itself against fluctuations in exchange rates between the U.S. dollar and the foreign currencies in which foreign investments are denominated, any profits the Investment Fund or the Fund may realize could be eliminated as a result of adverse changes in exchange rates. An Investment Manager also may engage in foreign currency transactions for speculative purposes or to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the Investment Manager's or the Adviser's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Fund or the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager or the Adviser contracted to receive in the exchange. The Investment Manager's and the Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (a) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (b) are less subject to fluctuation in value than the underlying common stock due to their debt characteristics and (c) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the

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price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a debt security.

Distressed Securities

Some Investment Managers may invest in the securities of financially distressed companies ("distressed securities"). Investments in distressed securities involve substantial risks. Any one or all of the companies in which an Investment Manager may invest may be unsuccessful or not show any return for a considerable period of time. In any reorganization or liquidation proceeding relating to the portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the distressed securities.

Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuer. There is no minimum credit standard that is a prerequisite to an Investment Fund's investment in any instrument and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade. Judgments about the credit quality of the issuer and the relative value of its securities used to establish arbitrage positions may prove to be wrong. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers' estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect of which such distribution was made.

Further, an Investment Manager's investments in junk bonds are considered to be predominantly speculative with respect to the company's capacity to pay interest and repay principal. These securities may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of junk bonds to make principal and interest payments than is the case for higher grade securities. In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

An Investment Fund also may be subject to additional risks associated with private equity investments, including very limited liquidity because of legal or contractual limitations on resale, lack of

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public market, dependence on an exit strategy, such as an initial public offering or sale of business, which may not occur, and dependence on managerial assistance provided by other investors and their willingness to provide additional financial support.

An Investment Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans. These investments are subject to both interest rate risk and credit risk. These investments also are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower. Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Investments in securities or claims related to commercial or residential real estate may involve risk relating to the credit of the underlying obligor, uncertainties related to cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity. The equity securities of distressed companies may be highly illiquid and hard to value. Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

Some of these investments may be difficult for an Investment Manager to value because market quotations are not available. In these circumstances, investments may be valued by an Investment Manager based on procedures designed to ascertain their fair value; however these determinations may not reflect the actual value of the investments.

Money Market Instruments

An Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which

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may result in losses to an Investment Fund. Reverse repurchase agreements are a form of leverage that also may increase the volatility of an Investment Fund's portfolio.

Special Investment Techniques

Investment Managers may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, swaptions, futures and forward agreements on various financial instruments and currency, to attempt to hedge the Investment Funds' portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes. Additionally, the Adviser may hedge against foreign currency risks through the use of derivatives, and believes that it will utilize principally forward currency exchange contracts, although it may also utilize put options and futures contracts. These techniques may involve the use of derivatives and may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Investment Managers and the Adviser may use are speculative and involve a high degree of risk, particularly when used by the Investment Managers for non-hedging purposes. There can be no assurance that these techniques will be successful.

Derivatives. Derivatives are financial instruments that derive their value, at least in part, from the performance of an underlying asset, currency, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit an investor to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

If an Investment Manager (or, with respect to currency hedges, the Adviser) invests in derivatives at inopportune times or judges market conditions or market values incorrectly, such investments may lower the Investment Fund's (or the Fund's) return or result in a loss. The Fund also could experience losses if the Investment Manager's (or, with respect to currency hedges, the Adviser's) derivatives were poorly correlated with its other investments, or if the Investment Manager (or the Adviser) were unable to liquidate its position because of an illiquid secondary market. All derivatives involve risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets, including:

Management Risk. Derivatives are specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into and the ability to assess the risk that a derivative adds to the Investment Fund.

Counterparty Credit Risk. This is the risk that a loss may be sustained by an Investment Fund as a result of the failure of the other party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative. The credit risk arising from futures and cleared derivatives is generally different from the credit risk arising from OTC derivatives, because a party to a futures contract or a cleared derivatives transaction is subject to the credit risk of the clearing house and the futures commission merchant or clearing member through which it holds its cleared position, rather than the credit risk of a market "counterparty." An Investment Fund may post or receive collateral related to changes in the market value of a derivative. An Investment Fund also may invest in derivatives that (i) do

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not require the counterparty to post collateral, (ii) require collateral but do not provide for the Investment Fund's security interest in it to be perfected, (iii) require significant upfront deposits unrelated to the derivatives' intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty's obligations are not fully secured by collateral, an Investment Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, an Investment Fund may not receive the collateral the day the collateral is called, leaving the Investment Fund subject to counterparty risk until it receives the collateral.

Documentation Risk. Many derivatives also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, there exists the risk that the parties may interpret contractual terms (e.g., the definition of default) differently than an Investment Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Investment Fund to enforce its contractual rights may lead the Investment Fund to decide not to pursue its claims against the counterparty. An Investment Fund, therefore, assumes the risk that it may be unable to obtain payments the Investment Manager believes are owed to it under derivatives or those payments may be delayed or made only after the Investment Fund has incurred the costs of litigation. Also, payment amounts calculated in connection with standard industry conventions for resolving contractual issues (e.g., International Swaps and Derivatives Association, Inc. (ISDA) Protocols and auction processes) may be different than would be realized if a counterparty were required to comply with the literal terms of the derivative (e.g., physical delivery). There is little case law interpreting the terms of most derivatives or characterizing their tax treatment. In addition, the literal terms of an OTC contract may be applied in ways that are at odds with the investment thesis behind the decision to enter into the contract.

Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Less liquid derivatives may also fall more in price than other securities during market falls. During periods of market disruption, an Investment Fund may have a greater need for cash to provide collateral for large swings in the mark-to-market obligations arising under the derivatives used by the Investment Fund or to provide additional initial margin if required by a clearing house or clearing member.

Leverage Risk. Since many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential to expose an Investment Fund to unlimited loss, regardless of the size of the initial investment in the derivative.

OTC Derivative Instrument Transaction. Investment Funds may invest in derivatives that are not traded on organized exchanges and as such are not standardized. Such transactions are known as OTC transactions. While some OTC markets are often highly liquid, transactions in OTC derivatives may involve greater risk than investing in exchange traded instruments because there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of the position arising from an off-exchange transaction or to assess the exposure to risk. Bid and offer prices need not be quoted and, even where they are, they will be established by dealers in these instruments and consequently it may be difficult to establish what is a fair price. In respect of such trading, an Investment Fund is subject to the risk of counterparty failure or the inability or refusal by a counterparty to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to the Investment Fund.

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Regulatory Risk. The derivatives market is subject to various risks related to existing, as well as new and evolving, regulation both within and outside the United States. Additional regulation of the derivatives markets may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of an Investment Fund's derivative transactions and cause the Fund to lose value. They may also render certain strategies in which the Investment Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by an Investment Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when an Investment Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payment requirements to counterparties, under collateralization and/or errors in calculation of the Investment Fund's net asset value. Furthermore, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The risk may be more pronounced when outstanding notional amounts in the market exceed the amounts of the referenced assets. Derivatives are also subject to currency and other risks. Suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive. Under the terms of certain contracts governing derivative transactions, the occurrence of certain events with respect to an Investment Fund (such as a decline in the Investment Fund's net asset value) may cause the Investment Fund's derivative transactions to be terminated early, including at an inopportune time or at an unfavorable price.

Options and Futures. Investment Managers (and, with respect to currency hedges, the Adviser) may invest in options and futures contracts. Investment Managers also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. Since participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets, the Investment Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options also may be illiquid and, in such cases, it may be difficult to close out a position. OTC options also may include options on baskets of specific securities.

Call and put options also may be purchased and sold in respect of specific securities, and may include covered or uncovered call and put options. A covered call option, which is a call option with respect to which an investor owns the underlying security, that is sold exposes the investor during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which an investor has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold exposes the investor during the term of the option to a decline in price of the underlying security while depriving it of the opportunity to invest the segregated assets.

An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. A profit or loss will be realized if the amount paid to purchase an option is less

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or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although it would be entitled to exercise the option should it deem it advantageous to do so.

Investment Managers (and, when hedging foreign currency exposure, the Adviser) may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a person might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Funds and the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Investment Funds and the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds and the Fund to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Investment Managers may purchase and sell stock index futures contracts. A stock index future obligates a person to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Investment Managers may purchase and sell interest rate futures contracts. An interest rate future obligates a person to purchase or sell an amount of a specific debt security at a future date at a specific price.

Investment Managers and the Fund may purchase and sell currency futures. A currency future obligates a person to purchase or sell an amount of a specific currency at a future date at a specific price.

Pursuant to regulations and/or published positions of the U.S. Securities and Exchange Commission (the "SEC"), the Adviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Adviser's ability otherwise to invest those assets.

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Call and Put Options on Securities Indexes. Investment Managers may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the OTC market for hedging purposes and to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use of options on stock indexes will be subject to the ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

Warrants. Warrants are derivatives that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements. Investment Managers may enter into equity, equity index, interest rate, credit, total return, currency and cross currency rate and contract for difference swap agreements on behalf of the Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.

Swaps are either subject to a bilateral agreement with a counterparty or are cleared through a central clearing organization. To the extent an Investment Fund invests in swaps, forwards, options and other "synthetic" or derivative instruments that are not cleared by a clearing house, counterparty exposures can develop and the Investment Fund takes the risk of nonperformance by the other party on the contract. Swaps, forwards, futures, options and other "synthetic" or derivative instruments that are cleared by a central clearing organization, which generally are supported by guarantees of the clearing organization's members, daily marking-to-market and settlement and segregation and minimum capital requirements applicable to intermediaries, are subject to different risks, including the creditworthiness of the central clearing organization and its members.

Some swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Investment Funds. For example, swap execution facilities typically charge fees, and if an Investment Fund executes swaps on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. In addition, the Investment Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Investment Fund's behalf, against

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any losses or costs that may be incurred as a result of the Investment Fund's transactions on the swap execution facility.

Equity Swaps. An equity swap is a transaction in which one party pays periodic amounts of a given currency based on a fixed price or fixed rate and the other party pays periodic amounts of the same currency or a different currency based on the performance of a share of an issuer, a basket of shares of several issuers or an equity index.

Equity Index Swaps. Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. Investment Managers may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Interest Rate Swaps. Forms of interest rate swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit Swaps. In a credit swap (also sometimes referred to as "credit default swap" or "credit default put"), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

Total Return Swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, an Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

Cross Currency Rate Swaps. A cross currency rate swap is a transaction in which one party pays periodic amounts in one currency based on a specified fixed rate (or a floating rate that is reset periodically) and the other party pays periodic amounts in another currency based on a floating rate that is reset periodically. All calculations are determined on predetermined notional amounts of the two currencies. Often such swaps will involve initial or final exchanges of amounts corresponding to the notional amounts.

Contract for Difference Swaps. In a contract for difference swap, the seller agrees to pay or to receive from the buyer the difference between the nominal value of an underlying instrument at the opening of the contract and the value of the instrument at the expiration of the contract, and the buyer pays periodic amounts on the notional amount of the capital employed by the seller, less the margin

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posted. Contract for difference swaps permit investors to take long or short positions in an underlying instrument, which may be a single security, stock basket or index.

Most swap agreements would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that a party is contractually obligated to make. If the other party to a swap defaults, a party's risk of loss consists of the net amount of payments that the party contractually is entitled to receive.

The use of swaps is a highly specialized activity that involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative. These investments generally will be subject to transaction costs and other fees, which will reduce the value of an Investment Fund's investment. In addition, if an Investment Manager is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Investment Fund may be adversely affected.

Lending Portfolio Securities

Investment Managers may lend securities from their Investment Funds to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities that affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, Investment Funds may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when an Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty. The Investment Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the net assets of the Investment Fund.

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Additional Risk—Sector Risk

Some Investment Funds may invest a substantial portion of their assets in securities of companies in particular sectors including financial services, technology, or health sciences-related companies, which presents certain risks that may not exist to the same degree as in other types of investments. Securities of companies in these sectors, in general, tend to be highly volatile as compared to other types of investments. Investment Managers who focus on investing in these sectors subject their Investment Funds to investment risk that is greater than if the Investment Funds were invested in a more diversified manner among various sectors.

Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. These limitations may have a significant impact on the profitability of a financial services company since profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial service companies.

Industries throughout the science and technology fields include many smaller and less seasoned companies. These types of companies may present greater opportunities for capital appreciation, but also may involve greater risks. Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group. These companies also are strongly affected by worldwide scientific or technological developments, and their products and services may not be economically successful or may quickly become outdated. Certain of these companies also offer products or services that are subject to governmental regulation and, therefore, may be affected adversely by governmental policies.

Many health sciences and biotechnology companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies may have a material effect on the demand for particular products and services. Regulatory approvals (often entailing lengthy application and testing procedures) also may be required before new drugs and certain medical devices and procedures can be introduced. Many of these companies have products and services that are subject to the risks of rapid obsolescence caused by progressive scientific and technological advances. The enforcement of patent, trademark and other intellectual property laws will affect the value of many of these companies. While they generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings, if an anticipated event is delayed or does not occur, or if investor perceptions about a company change, the company's stock price may decline sharply and its securities may become less liquid.

REPURCHASES AND TRANSFERS OF INTERESTS

Involuntary Repurchases

The Fund may, at any time, repurchase involuntarily at net asset value an Interest or a portion of an Interest of an investor, or any person acquiring an Interest or portion thereof from or through an investor, in accordance with the LLC Agreement and Section 23 of the Investment Company Act, and any applicable rules thereunder. The repurchase price payable in respect of repurchased Interests will be equal to the value of the investor's capital account or applicable portion thereof based on the estimated net

15

asset value of the Fund's assets as of the effective date of the applicable repurchase, after giving effect to all allocations to be made to the investor's capital account as of such date.

Tenders by the Adviser

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interest that it holds in its capacity as an investor.

Transfers of Interests

No person may become a substituted investor without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances, generally in connection with a transfer that does not result in a change of beneficial ownership. By way of example, the following transfers will not be deemed to result in a change of beneficial ownership: transfers between investors having the same social security or tax identification number; transfers between spouses; transfers from individual to joint accounts; transfers from self-directed pension plans to individual retirement account ("IRA") rollover accounts; and transfers from an individual to a revocable trust established by that individual. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $1 million under the discretionary investment management of UBS Group AG ("UBS") and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $2.1 million, or (iii) at the time of purchase, meets the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder, and must be accompanied by a properly completed investor certification.

Any transferee meeting the eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement, as amended from time to time (the "LLC Agreement"), but will not be entitled to the other rights of an investor unless and until such transferee becomes a substituted investor as provided in the LLC Agreement. If an investor transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an investor. Each investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to repurchase its Interest.

The LLC Agreement provides that each investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such investor in violation of these provisions or any misrepresentation made by such investor in connection with any such transfer.

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DIRECTORS AND OFFICERS

Subject to the requirements of the Investment Company Act, the business and affairs of the Fund shall be managed under the direction of the Board. The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the LLC Agreement. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a registered closed-end management investment company organized as a Delaware corporation. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The Board may delegate the management of the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee (which consists of all of the Independent Directors (as defined below)) holds regularly scheduled meetings and, as appropriate, the chair of the Audit Committee maintains contact with the Fund's independent registered public accounting firm and the Adviser's senior personnel. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as presentations regarding operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research. The Board also receives reports from counsel to the Fund or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund's Directors not be "interested persons" (as defined in the Investment Company Act) of the Fund and, as such, not be affiliated with the Adviser ("Independent Directors"). To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, three of the Fund's four Directors are Independent Directors.

The Independent Directors exercised their informed business judgment to appoint Meyer Feldberg to serve as Chairman of the Board. Mr. Feldberg is not affiliated with the Adviser, UBS Financial Services Inc. ("UBS Financial Services") or their affiliates, but is treated as an interested person of the Fund solely as a consequence of his affiliation with a broker-dealer with which the funds advised by the Adviser may do business. The Independent Directors have determined that they can act

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independently and effectively without having an Independent Director serve as Chairman and without designating a lead Independent Director, and that a key factor for assuring they are in a position to do so is that all of the Directors are independent of management and that three of the Fund's four Directors are not interested persons of the Fund. In addition, Independent Directors have been designated to chair the Audit Committee and the Nominating Committee, and from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board. The Fund's Directors, including its three Independent Directors, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate. As a result, the Board has determined that its leadership structure, in which no individual Independent Director has been designated to lead all the Independent Directors, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the fact that Mr. Feldberg effectively acts as an independent Chairman and lead Independent Director; (ii) the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (iii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser; (iv) the Board's oversight role in management of the Fund; and (v) the Board's size and the cooperative working relationship among the Independent Directors and among all Directors.

Information about the Directors and Officers

Information regarding the Directors and officers of the Fund, including their positions with the Fund, length of time served and principal occupations during the past five years, as well as the Directors' other board memberships and affiliations during the past five years, is set forth below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Virginia G. Breen (55) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Aug. 7, 2008	Private investor and board member of certain entities (as listed herein).	4	Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (19 funds); certain funds in the Calamos Fund Complex (26 portfolios); Jones Lang LaSalle Income Property Trust, Inc.
George W. Gowen (90) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	4	None.
Stephen H. Penman (73) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	4	Member, Board of Advisors, Boston Harbor Investment Management, LLC.

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Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTOR
Meyer Feldberg (77)[3] c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	48	Director of: NYC Ballet; Revlon, Inc. (1997 to 2017); Macy's, Inc. (1992 to 2016). Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (53) UBS HFS 787 7th Avenue New York, New York 10019 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Head of UBS Asset Management (Americas) Inc. ("UBS AM") and Head of Multi-Manager and Hedge Fund Solutions of UBS AM since March 2017. Prior to serving in this role, Mr. Ferri was Global Head of UBS HFS from 2010 to 2017.	N/A	N/A
Dylan Germishuys (50) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013	Head of Operations and Product Control of UBS HFS since 2004.	N/A	N/A
Frank S. Pluchino (60) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005	Executive Director and Chief Compliance Officer of UBS HFS since October 2010, and Executive Director of UBS Business Solutions US LLC since January 2017. Mr. Pluchino also serves as Chief Compliance Officer of the registered investment funds advised by UBS HFS and UBS AM.	N/A	N/A
Keith A. Weller (57) UBS AM One North Wacker Drive Chicago, Illinois 60606 Chief Legal Officer	Term — Indefinite Length—since Jul. 25, 2019	Executive Director and Deputy General Counsel (since February 2019, prior to which he was Senior Associate General Counsel) of UBS Business Solutions US LLC (since January 2017) and UBS AM—Americas (since 2005). Mr. Weller also serves as a Vice President and Secretary of the registered investment funds advised by UBS AM.	N/A	N/A

[1]	The Fund commenced operations on February 1, 2003.

[2]	As of December 31, 2019, of the 48 funds/portfolios in the complex, 44 were advised by an affiliate of UBS HFS and four comprised the registered alternative investment funds advised by UBS HFS.

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[3]	Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services or its affiliates.

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and skills that each Director possesses. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's Nominating Committee contains other factors considered by the Committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund's or the Adviser's counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•	Virginia G. Breen – Ms. Breen has been a private institutional investor for more than 25 years. She has been a Partner of Chelsea Partners since 2011, and was Co-Founder and a General Partner, from 1995 to 2011, of Blue Rock Capital, L.P., a venture capital firm that invests in information technology and service businesses. From 2002 to 2011, Ms. Breen was a General Partner of Sienna Ventures, a venture capital firm that invests in information technology and service businesses. Ms. Breen was a Vice-President of the Sprout Group, the venture capital affiliate of Donaldson, Lufkin & Jenrette (now Credit Suisse First Boston), where she worked from 1988 to 1995. She was an Investment Analyst with DLJ's Investment Banking Group from 1987 to 1988, and, prior to that, worked as a Systems Analyst and Product Marketing Engineer at Hewlett-Packard. Ms. Breen received her M.B.A. with Highest Honors from Columbia University and her undergraduate degree in Computer Science with Electrical Engineering from Harvard College.

•	Meyer Feldberg – Mr. Feldberg has been Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School at Columbia University since June 2004. Prior to that time, he served as the Dean of the Columbia Business School at Columbia University from 1989 to June 2004. He is currently serving as a Senior Advisor at Morgan Stanley. In 2007, New York City Mayor Michael Bloomberg appointed Mr. Feldberg as the President of New York City Global Partners, an office in the Mayor's office that manages the relationships between New York City and other global cities around the world. Mr. Feldberg has had more than 30 years' experience in higher education. Before becoming the Dean of the Columbia Business School, he was Dean of the University of Cape Town's Graduate School of Business (1972-1979), Director of Executive Education and Associate Dean at Northwestern University's J.L. Kellogg Graduate School of Management (1979-1981), Dean of Tulane University's A.B. Freeman School of

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Business (1981-1986) and President of the Illinois Institute of Technology (1986-1989). Mr. Feldberg received his B.A. from the University of Witwatersrand, his M.B.A. from Columbia Business School in 1965 and his Ph.D. from the University of Cape Town.

•	George W. Gowen – Mr. Gowen is a partner in the law firm of Dunnington, Bartholow & Miller LLP and practices in the firm's corporate, trusts and estates and charitable institutions groups. He represents individuals and has served on the boards of investment and manufacturing companies, as counsel to leading sports organizations, on United Nations Commissions and as chief executive of environmental and humane organizations. Mr. Gowen received his B.A. from Princeton University and his J.D. from the University of Virginia, and served in the United States army.

•	Stephen H. Penman – Mr. Penman is the George O. May Professor in the Graduate School of Business, Columbia University. He also serves as Co-Director of the Center for Excellence in Accounting and Security Analysis at Columbia University. Mr. Penman serves on the Board of Advisors of Boston Harbor Investment Management, LLC, a registered investment adviser founded in November 2012. Prior to his appointment at Columbia in 1999, he was the L.H. Penney Professor in the Walter A. Haas School of Business at the University of California at Berkeley. From 1990 to 1995, Mr. Penman served as Chairman of the Professional Accounting Program and Chairman of the Accounting Faculty at Berkeley where he initiated and chaired the Haas School's Annual Conference on Financial Reporting. He has served as a Visiting Professor at Columbia University and the London Business School, and as the Jan Wallander Visiting Professor at the Stockholm School of Economics. Mr. Penman's research is concerned with the valuation of equity and the role of accounting information in security analysis. He has published widely in finance and accounting journals and has conducted seminars on fundamental analysis and equity evaluation for academic and professional audiences. In 1991, he was awarded the notable Contribution to Accounting Literature Award by the American Accounting Association and the American Institute of Certified Public Accountants, and in 2002 was awarded the American Accounting Association and Deloitte & Touche Wildman Medal for his book, Financial Statement Analysis and Security Valuation. He is editor of the Review of Accounting Studies and is on the editorial board of the Schmalenbach Business Review. Mr. Penman received a first-class honors degree in Commerce from the University of Queensland, Australia, and M.B.A. and Ph.D. degrees from the University of Chicago. In 2009, he was awarded an Honorary Doctorate by the Stockholm School of Economics.

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Director have prepared them to be effective Directors. The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the investors. The Directors may call a meeting of investors to fill any vacancy in the position of a Director, and must do so within 60

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days after any date on which Directors who were elected by the investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, UBS HFS shall continue to serve as the Fund's Adviser and Administrator, but must promptly call a meeting of investors to be held within 60 days after the date on which the last Director ceased to act in that capacity for the purpose of either electing new Directors or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee. The current members of each of the Audit Committee and the Nominating Committee are Virginia G. Breen, George W. Gowen and Stephen H. Penman, constituting all of the Independent Directors of the Fund. Mr. Penman currently is the Chairman of the Audit Committee, and Mr. Gowen currently is the Chairman of the Nominating Committee. The function of the Audit Committee is to (i) oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (ii) oversee or assist in Board oversight of the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements, and (iii) approve prior to appointment the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications and independence and the performance of the independent registered public accounting firm. The Audit Committee met three times during the fiscal year ended December 31, 2019.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund. The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Directors made by Fund management and by Fund investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by investors, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate. The Nominating Committee did not meet during the fiscal year ended December 31, 2019.

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by each Director within the Fund Complex, in each case as of December 31, 2019. The Directors are not required to contribute to the capital of the Fund or hold Interests in the Fund.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in Fund Complex

Virginia G. Breen	None	None

Meyer Feldberg	None	None

George W. Gowen	None	$50,001-$100,000

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Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in Fund Complex

Stephen H. Penman	None	None

As of December 31, 2019, none of the Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund For the Fiscal Year Ended December 31, 2019	Total Compensation from Fund and Fund Complex Paid to Board Members For the Fiscal Year Ended December 31, 2019*

Virginia G. Breen	$23,000	$109,775
Director

Meyer Feldberg**	$27,250	$299,418***
Chairman and Director

George W. Gowen	$23,000	$109,775
Director

Stephen H. Penman	$27,250	$129,775
Director

*	Represents total compensation paid during the fiscal year ended December 31, 2019 to each Director by: (i) the four registered alternative investment funds advised by UBS HFS, including the Fund; and (ii) additionally, in the case of Mr. Feldberg, 44 funds/portfolios advised by UBS AM, an indirect affiliate of the Adviser.

**	Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services or its affiliates.

***	For the fiscal year ended December 31, 2019, Mr. Feldberg received total compensation of $129,775 and $169,643 from the funds/portfolios advised by UBS HFS and UBS AM, respectively. Mr. Feldberg also received additional compensation directly from UBS AM with respect to his service as an interested board member of certain funds/portfolios advised by UBS AM for which the management, investment advisory and/or administration agreements provide that UBS AM will bear a portion of the compensation paid to interested board members of the funds/portfolios.

Each Director is paid by the Fund an annual retainer of $12,500 and per meeting fees of $2,100 (or $1,100 in the case of telephonic meetings). In addition, the Chairman of the Board and the Chairman of the Audit Committee each receives an additional annual fee of $20,000, split equally among the registered alternative investment funds advised by UBS HFS, including the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

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CODE OF ETHICS

The Fund and the Adviser each has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund. The Distributor (as defined below) has not adopted such a code of ethics, as it does not have any employees who could be deemed to be "access persons," as such term is defined in the Investment Company Act. The Fund's and the Adviser's codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850. These codes are available on the EDGAR database on the SEC's website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds that have investors other than the Fund. The Fund may invest a majority of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. However, Investment Funds typically do not submit matters to investors for vote. If an Investment Fund submits a matter to the Fund for vote (and if the Fund holds voting interests in the Investment Fund, which it does not intend to do), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the "Voting Guidelines"):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser's goal is to act prudently, solely in the best interest of the Fund.

•	The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management's recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser's interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•	The Adviser's employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of the Adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•	Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting the proxy. All materiality

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determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, the Adviser's legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Fund's Board of Directors and obtaining the consent from Fund's Board of Directors before voting;

•	engaging another party on behalf of the Adviser's client to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Information regarding how the Adviser voted the Fund's proxies related to the Fund's portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (203) 719-1428 or toll-free at (888) 793-8637, and is available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of September 10, 2002, as revised as of July 1, 2015 (the "Investment Management Agreement"). The Adviser allocates the Fund's assets and, thereafter, evaluates regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds. The Adviser will perform its duties subject to any policies established by the Directors.

The Adviser was formed as a Delaware limited liability company on March 16, 2004 and is an indirect, wholly-owned subsidiary of UBS. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser's offices are located at 600 Washington Boulevard, Stamford, Connecticut 06901, and the Adviser's telephone number is (888) 793-8637.

The Investment Management Agreement initially was approved by the Board, including each Independent Director, on September 10, 2002, and by vote of investors holding Interests in the Fund on

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September 10, 2002. The Investment Management Agreement will continue automatically for successive one-year periods, if its continuance is approved annually by the Board, including a majority of the Independent Directors. The Investment Management Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund. The Investment Management Agreement will terminate automatically in the event of its assignment within the meaning of the Investment Company Act.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence of its obligations to the Fund, or reckless disregard of its obligations under the Investment Management Agreement, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable that arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

During the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017, the Fund paid $1,760,200, $1,562,091 and $2,706,275, respectively, pursuant to the Investment Management Agreement.

The Administrator

The Adviser, in its capacity as the Administrator, provides certain administrative services to the Fund including, among other things, providing office space, handling of investor inquiries regarding the Fund, providing investors with information concerning their investment in the Fund and coordinating and organizing meetings of the Board.

During the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017, the Fund paid $364,179, $323,191 and $559,919, respectively, to the Administrator pursuant to the Administration Agreement.

Portfolio Management

The Fund's portfolio manager (the "Portfolio Manager") manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager's management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest

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may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager's compensation. The Adviser periodically reviews the Portfolio Manager's overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager's compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS, the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager's discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund's Portfolio Manager and approximate assets under management in those accounts as of December 31, 2019.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	3(1)	$811,787,368	80(2)	$18,407,992,027	18(3)	$18,759,268,607

[1]	Of these accounts, 3 accounts with total assets of approximately $811,787,368 charge performance-based advisory fees.

[2]	Of these accounts, 40 accounts with total assets of approximately $10,119,157,112 charge performance-based advisory fees.

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[3]	Of these accounts, 3 accounts with total assets of approximately $10,165,678,217 charge performance-based advisory fees.

Mr. Amlicke does not beneficially own any Interests in the Fund.

CONFLICTS OF INTEREST

The activities of UBS, the Adviser and its affiliates, and Investment Managers may give rise to conflicts of interest that could disadvantage the Fund. This section discusses these and other potential conflicts of interest of which investors should be aware.

Adviser Clients

The Adviser's affiliates are major participants in the equity, fixed-income, global currency, commodity, derivative and other markets. As such, the Adviser's affiliates may be actively engaged in transactions with and in providing services to Investment Funds in which the Fund is or will be invested, or funds or accounts with the same Investment Manager as the Investment Funds. A dispute between the Adviser's affiliate and any such Investment Manager or Investment Fund may have an adverse impact on the Fund as an investor in such Investment Fund. Such Investment Fund may sustain losses as a result of the dispute (thus reducing the value of the Fund's investment), or be subject to litigation (potentially impairing the Fund's ability to redeem its investment and requiring the Investment Fund to incur litigation-related expenses). The Adviser's affiliates are not obligated to forgo any claims or waive any rights against an Investment Fund because the Adviser directs or advises its clients, including the Fund, to invest in such Investment Fund.

The Adviser and its affiliates may provide investment management services, discretionary or non-discretionary, to other registered investment companies, private investment funds and accounts that have investment objectives similar or dissimilar to those of the Fund, and that may or may not follow investment programs similar to the Fund, and in which the Fund will have no interest (collectively, "Adviser Clients"). The portfolio strategies of, and the transactions engaged in by, the Adviser and its affiliates used for Adviser Clients may conflict with the investment strategies employed, and transactions engaged in, by the Adviser in managing the Fund, and may adversely affect access to Investment Managers and the availability of Investment Funds in which the Fund may seek to invest. In addition, the Adviser is not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities, even if such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its personnel.

The Adviser may invest a portion of the Fund's assets in Investment Funds that have fee sharing arrangements with the Adviser's affiliates for placement agent services, although the Fund itself does not bear any costs for such services.

Certain conflicts of interest may also arise from the fact that regulation (e.g., under the Bank Holding Company Act of 1956 or the Investment Company Act) or internal UBS policy may restrict the ability of the Adviser on behalf of the Fund to purchase, sell or be deemed to own or control certain securities. The Adviser and its affiliates may be obligated to divest their proprietary or Adviser Clients' positions, or refrain from engaging in any transactions, in order for the Fund to make such an investment.

Investment Decisions

The Adviser and its affiliates may give advice or take action with respect to Adviser Clients that may differ from the advice given or the timing or nature of any action taken with respect to the Fund. The

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factors that the Adviser may consider in allocating investments among the Fund and the Adviser Clients include, without limitation: the Fund's or the Adviser Clients' investment strategies; concentrations and diversification within the Fund's and the Adviser Clients' portfolios; tax and regulatory issues; the nature and size of existing portfolio holdings and cash positions; risk/return objectives; and anticipated redemptions (by Adviser Clients other than the Fund) and subscriptions. In certain circumstances, the Adviser may give additional consideration with respect to an allocation if the Fund or an Adviser Client has a substantial amount of available cash.

It is the policy of the Adviser to allocate, to the extent possible, suitable investment opportunities to the Fund and Adviser Clients on a fair and equitable basis over time. However, allocation of investment opportunities may not be made on a pro rata basis among the Fund and Adviser Clients, even where the Fund and such Adviser Clients have substantially similar, or identical, investment objectives. For example, in cases where an investment opportunity may be limited, priority may be given to the Fund or Adviser Clients where the amount involved is below the Adviser's minimum recommended investment allocation for the Fund or Adviser Clients. Allocations of Investment Funds with limited capacity are subject to approval by the Adviser's Chief Compliance Officer.

Generally, investment decisions made on behalf of the Fund are made independently of any investment decisions made on behalf of Adviser Clients. The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund. Situations also may arise in which the Adviser, its affiliates or Adviser Clients have made investments that would have been suitable for the Fund but, for various reasons, were not pursued by, or available to, the Fund. If the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated fairly and equitably in accordance with the Adviser's allocation policies and procedures. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments. At times, the Adviser may determine that Adviser Clients and the Fund should take differing positions with respect to a particular investment. In these cases, the Adviser may place separate transactions for one or more Adviser Clients that may affect the value of the investment vehicle, the execution of the transaction or the amount the Fund will be able to invest in the Investment Fund, to the detriment or benefit of one or more Adviser Clients. Placing transactions on behalf of Adviser Clients that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions. However, the Adviser will seek to resolve such conflicts in a fair and equitable manner and believes that such risks are mitigated by its allocation policies and procedures.

Certain provisions of the Investment Company Act or the rules and regulations of the SEC thereunder, or any other applicable laws, rules or regulations, may limit or prohibit the Fund from investing in an investment opportunity in which Adviser Clients or the Adviser or its affiliates or any of their respective officers, directors, partners, members or employees are also invested, and the Fund's investments in certain Investment Funds may be scaled back and/or redeemed due to such limits. For example, the Adviser monitors, and may adjust, ownership levels in Investment Funds to avoid potential affiliated transactions. The Adviser will have no obligation to invest in or withdraw from one of the Fund's Investment Funds, even though the Adviser invests in or withdraws from such Investment Fund on behalf of an Adviser Client.

While the Adviser will seek to ensure that neither the Fund nor any Adviser Client will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments, situations may arise in which the investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund. Such situations may be based on, among other things: (i) legal restrictions regarding the combined size of

29

positions that may be taken in an Investment Fund by the Fund and Adviser Clients, thereby limiting the size of the Fund's position, or even preventing the Fund from investing, in such Investment Fund; and (ii) the difficulty of withdrawing from an Investment Fund where the market cannot absorb the sale of the combined positions of the Fund and the Adviser Clients.

At times, an Investment Fund may agree to reduce the fees charged to Adviser Clients and/or the Fund based on the aggregate amount of their respective investment meeting a certain threshold, or based on the Investment Fund reaching a certain asset level. There may be an incentive, therefore, for Adviser Clients and/or the Fund to invest in such Investment Fund (or remain invested).

The Adviser may advise non-discretionary account clients to invest in the same Investment Funds in which the Fund invests. When seeking capacity in Investment Funds and making investment allocation decisions on behalf of its clients, the Adviser does not make distinctions based on whether a client account is discretionary or non-discretionary or on other non-investment related factors, such as level of fees paid. In the event the Adviser knows that an Investment Fund does not have enough capacity to accommodate the Adviser's recommended allocations in full, the Adviser will allocate such Investment Fund's limited capacity among its clients according to the Adviser's allocation policies and procedures, as described above.

The Adviser creates funds that invest in baskets of Investment Funds, each of which follows a specific strategy. These "basket" funds provide Adviser Clients with access to multiple Investment Managers implementing specific strategies, without having to invest separately in each Investment Fund in the basket. The Adviser occasionally also asks certain Investment Managers to create Investment Funds dedicated for investment by Adviser Clients, which often are available on beneficial terms generally not offered to other clients of such Investment Managers. Certain clients of the Adviser, such as the Fund, may not be able to invest in the "basket" funds or the dedicated Investment Funds due to, for example, certain regulatory constraints and/or matters of suitability.

Investment Managers

Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Investment Managers may have financial incentives to favor certain of such accounts over the Investment Funds. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Investment Managers may give advice and recommend securities to, or buy or sell securities for, an Investment Fund or managed account in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Trade Errors

The Adviser reviews all of its potential trade errors in accordance with its trade error policy, and seeks to minimize all trade errors by adopting measures to prevent and correct them. Generally, the Adviser's trade error policy is that it will not allocate any losses caused by the Adviser to the Fund. The Adviser will face a potential conflict of interest when determining whether a trade is considered an error that is reimbursable by the Adviser or as a trade that was not an error and created a loss, but which is not reimbursable by the Adviser. The Adviser's Chief Compliance Officer will determine whether any transaction is considered a trade error after assessing the facts and circumstances surrounding the transaction.

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Transactions with and by UBS Affiliates

The proprietary activities or portfolio strategies of UBS and its affiliates (including the Adviser), and the activities or strategies used for accounts managed by UBS and its affiliates (including the Adviser) for themselves or other Adviser Clients, could conflict with the transactions and strategies employed by an Investment Manager and affect the prices and availability of the securities and instruments in which the Investment Manager invests. Issuers of securities held by the Fund, an Investment Manager and an Investment Fund may have publicly or privately traded securities in which UBS and its affiliates are investors or make a market. The trading activities of UBS and its affiliates generally are carried out without reference to positions held directly or indirectly by the Fund, the Investment Managers or the Investment Funds and may have an effect on the value of the positions so held, or may result in UBS and its affiliates having interests or positions adverse to that of the Fund or the Investment Funds.

Investment Managers may purchase investments that are issued, or are the subject of an underwriting or other distribution, by UBS and its affiliates. An Investment Manager may invest, directly or indirectly, in the securities of companies affiliated with UBS and its affiliates, or in which UBS and its affiliates have a business relationship or an equity or other participation interest. The purchase, holding and sale of such investments by an Investment Manager may enhance the profitability of UBS's or its affiliates' own investments in, or other relationships with, such companies. The Adviser may have a conflict of interest when deciding to invest Fund or Adviser Client assets with such Investment Managers where the Adviser is aware of, or becomes aware of, such holdings or relationship.

UBS or its affiliates may lend to issuers of securities that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities. In making and administering such loans, UBS or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund. If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

The Distributor

UBS Financial Services (together with any other broker or dealer appointed by the Fund to act as distributor of its Interests, the "Distributor") acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions, without special compensation from the Fund.

The Adviser or the Distributor intends to compensate the Distributor's or its affiliates' financial advisors for their ongoing servicing of clients with whom they have placed Interests in the Fund, and such compensation is based upon a formula that takes into account the amount of client assets being serviced, as well as the investment results attributable to the clients' assets in the Fund. Additionally, these entities, at their discretion, may charge investors purchasing Interests in the Fund a sales load of up to 2% of the investor's capital contribution. See "Capital Accounts" and "Plan of Distribution," each in the Fund's Prospectus.

Expenses

The Adviser may incur common costs and expenses for goods and services that may be utilized by the Fund and Adviser Clients (e.g., legal research, service provider costs). While the Adviser will seek to allocate these costs and expenses fairly and equitably among the Fund and Adviser Clients, it is not

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always possible to allocate such costs on a pro rata basis among all clients benefiting from the product for which such costs and expenses were incurred. Generally, costs and expenses related to products utilized by the Fund and Adviser Clients will be allocated among such entities according to their respective assets under management at the time such costs are incurred, and, therefore, certain clients may benefit subsequently from products that were previously paid for by the Fund and Adviser Clients. The Adviser will not seek retroactively to reallocate costs away from its clients, including the Fund, which may have paid for a product that has been subsequently utilized by Adviser Clients.

Service Providers

The Adviser and its affiliates may have investments or other business relationships with Investment Managers or Investment Funds, including acting as broker, prime broker, lender, counterparty or financial advisor to an Investment Manager or an Investment Fund, and may receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility. In addition, to the extent consistent with applicable law, affiliates of the Adviser may execute trades for Investment Funds on both a principal and agency basis. Accordingly, the Adviser will face a conflict in evaluating such portfolio managers. Moreover, as a result of certain relationships, UBS and its affiliates may take actions with respect to an Investment Fund, such as making a margin call, that adversely affect such Investment Fund and, therefore, the Fund. The Adviser does not require, or seek to exert any influence on, Investment Managers to utilize one of its affiliates as a service provider or counterparty.

The Adviser seeks to select Fund service providers based on objective factors. A conflict may arise, however, in instances where the Adviser considers selecting service providers with which an employee of the Adviser has an existing relationship (through family members or otherwise).

Employees of the Adviser

Employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund, and may have conflicts of interest in allocating their time and activity between the Fund and Adviser Clients. The Adviser and its employees are not required to devote their full business time to the Fund, but will devote as much time to the activities of the Fund as the Adviser deems necessary and appropriate. Employees of the Adviser seeking a position, including as an officer or director/trustee, of an entity unaffiliated with the Adviser, must obtain approval from UBS before accepting such position. Generally, UBS will not approve such requests if the position requires time commitments that may affect the employee's ability to perform his or her duties or if the unaffiliated entity engages in commercial activities similar, or related, to those of the Adviser. If approved, any such activity could be viewed as creating a conflict of interest in that such personnel may not be able to devote the same time and effort to the Fund.

Employees of the Adviser may choose to personally invest, directly and indirectly, in certain, but not all, of the funds advised by the Adviser. It is expected that, if such investments are made, the size and nature of these investments will change over time. The employees are not required to keep any minimum investment in any of the funds managed by the Adviser.

Employees of the Adviser may have access to confidential information related to investments by the Fund or Adviser Clients in Investment Funds. Generally, it is the Adviser's policy that employees and their family members may not invest in Investment Funds in which the Fund or an Adviser Client is invested. Any exceptions to this policy must be approved by the Adviser's Chief Compliance Officer, who will seek to ensure compliance with applicable law and minimize any conflicts arising from such investment.

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Gifts and Entertainment

The Adviser's employees may receive gifts and forms of entertainment from certain entities or persons doing business with the Fund, including, but not limited to, Investment Managers, the Fund administrator, the Custodian and the Fund's independent public accounting firm. To the extent that employees of the Adviser receive gifts and forms of entertainment, there may be an incentive for such employees to sustain or expand the relationship with the entity or persons providing the gifts and entertainment. The Adviser maintains policies and procedures in accordance with acceptable industry standards regarding the receipt of gifts and entertainment, as well as charitable contributions.

The Adviser, its affiliates and its employees may provide gifts and entertainment to entities such as pension consultants, trustees or fiduciaries, subject to UBS group policies. Additionally, the Adviser, its affiliates and its employees may make permitted political contributions to public officials or candidates who support policies, legislation, regulations or other matters that are favorable to or supported by the Adviser, including matters that may not necessarily be favorable to or supported by the Fund or investors. To the extent the Adviser provides any gifts/entertainment or makes political contributions it will need to ensure such items are not prohibited by applicable laws or regulations. The Adviser monitors the level of such gifts/entertainment and compiles periodic reports for supervisory persons of the Adviser to review.

Voting Interests in Investment Funds

To avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund may elect to own, together with certain Adviser Clients, less than 5% of the voting securities of each Investment Fund, although the aggregate economic investment in an Investment Fund may exceed 5%. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an "affiliated person" of the Fund for purposes of the Investment Company Act, which may, among other things, impose limits on transactions with the Investment Fund, both by the Fund and Adviser Clients. As disclosed under the caption "Risk Factors—Investments in Non-Voting Stock; Inability to Vote" in the Fund's Prospectus, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Investment Fund. Adviser Clients may also waive their voting rights in a particular Investment Fund. The Adviser will decide whether the Fund will waive such voting rights and, in making these decisions, will consider the size of the Fund's investment and that of the Adviser Clients in the particular Investment Funds. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Investment Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of an Investment Fund, the Fund may not be able to vote on, or may have limited voting rights with respect to, matters that require the approval of the interest holders of the Investment Fund, including matters adverse to the Fund's interests.

The BHCA and regulations of the Federal Reserve may also restrict the Fund's activities if the Federal Reserve, at any time, determines that UBS "controls" the Fund for purposes of the BHCA. The Adviser is subject to the BHCA provisions for funds in which UBS and its affiliates control, directly or indirectly, above a certain percentage, in the aggregate, of (a) the outstanding units of any class of voting securities or (b) the total equity (including subordinated debt) of certain issuers, including the Fund. All investment funds managed by the Adviser which are also "controlled" by UBS will be aggregated together for purposes of determining the maximum limit of how much can be invested in an Investment Fund. Therefore, the Fund may be limited in the amount of an Investment Fund it may hold due to these regulations. Similarly, regulatory constraints imposed on Adviser Clients, including under the BHCA and Federal Reserve regulations, may lead the Adviser to limit, or reduce, Fund and/or Adviser Client positions in certain Investment Funds to accommodate such constrained Adviser Clients. See "BHCA Considerations."

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Administrator

BNY Mellon Investment Servicing (US) Inc. ("BNY"), as Fund administrator, generally is responsible for calculating the net asset value of the Fund, which determines the performance of the investors' investment in the Fund, as well as the amount of fees the Fund pays the Adviser.

In circumstances where an Investment Fund has suspended its net asset value or where BNY otherwise determines the net asset value reported by an Investment Fund is unreliable, BNY may seek the opinion of the Adviser as how to price such Investment Fund. To the extent the Adviser gives its opinion pursuant to its established written valuation policies and procedures, an incentive exists to obtain higher valuations for such Investment Funds since the compensation it receives from the Fund is based on such valuations.

Banking Regulation

Certain conflicts of interest may arise between the Adviser or its affiliates (including UBS), on the one hand, and the Fund, on the other hand, related to the application of certain banking laws. See "BHCA Considerations."

BHCA CONSIDERATIONS

The Adviser, UBS and their affiliates are subject to certain U.S. and non-U.S. banking laws, including the BHCA, and to regulation by the Federal Reserve. The BHCA applies to UBS, its subsidiaries and other companies it controls ("UBS and its Affiliates") for BHCA purposes. The BHCA and other applicable banking laws, rules, regulations, guidelines and the interpretations thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser and/or UBS and its Affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments, activities and/or transactions of the Fund.

The BHCA and the regulations of the Federal Reserve may also restrict the Fund's activities if the Federal Reserve, at any time, determines that UBS "controls" the Fund for purposes of the BHCA. In such a case, the Fund would, itself, be subject to the provisions of the BHCA. It is not expected that the BHCA, or other existing U.S. banking laws or regulations, would materially adversely affect the Fund. There can be no assurance, however, that any changes in U.S. bank regulatory requirements would not have a material adverse effect on the Fund's investment program or performance.

Under the BHCA provisions that are applicable to bank holding companies which are not also FHCs (as defined below), UBS and its Affiliates may be prohibited from owning or controlling, directly or indirectly, above a certain percentage, in the aggregate, of (a) the outstanding shares of any class of voting securities or (b) the total equity (including subordinated debt) of certain issuers (the "Equity Limit"). In many cases, the Equity Limit may be as low as five percent (5%) of any class of voting securities or twenty-five percent (25%) of total equity. UBS would also be prohibited from exercising a "controlling influence over the management or policies" of certain issuers. If UBS is deemed to control the Fund for BHCA purposes, the holdings of the Fund would be aggregated with those of UBS and its Affiliates for purposes of determining the Equity Limit with respect to any issuer, and any restrictions on holding securities of an issuer due to the Equity Limit or other requirements under the BHCA will apply to UBS, its affiliates and the Fund in the aggregate.

If UBS and its direct and indirect subsidiaries in the aggregate exceed the Equity Limit with respect to the Fund, under BHCA section 4(c), the activities of the Fund would need to comply with the nonbanking activities restrictions. In addition, if UBS and its direct and indirect subsidiaries in the

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aggregate control the Fund, the activities of the Fund would need to comply with the nonbanking activities restrictions and the Fund's investments would be aggregated with UBS's investments for the purposes of applying the Equity Limit to, and determining control of, companies in which the Fund invests.

The foregoing limits may have a material adverse effect on the activities and performance of the Fund in that they may restrict the activities, types of investments and size of investments by the Fund. UBS and its direct and indirect subsidiaries are not obligated to divest any investments or refrain from engaging in any transactions or activities in order to permit the Fund to own or retain any particular investment or engage in any particular activity, but the Fund may be required to divest particular investments to bring UBS into compliance with BHCA section 4(c).

The BHCA authorizes a bank holding company or non-U.S. bank, if it meets certain criteria, to elect to become a financial holding company ("FHC"). UBS elected to become an FHC in April 2000. An FHC may engage in and may acquire companies engaged in a wide range of activities that are "financial in nature" (or in some circumstances "incidental" or "complementary" to financial activities), including certain banking, securities, merchant banking and insurance activities. As an FHC, should UBS and its direct and indirect subsidiaries in the aggregate exceed the Equity Limit with respect to, or be deemed to control, the Fund, UBS may elect to treat its investment in the Fund as a merchant banking activity. Investments made by an FHC under the merchant banking authority are not subject to the Equity Limit, and companies controlled by an FHC under the merchant banking authority are not subject to the BHCA section 4(c) nonbanking activities restrictions. However, such investments are subject to the provisions of the BHCA and regulations of the Federal Reserve governing merchant banking activities by FHCs ("Merchant Banking Regulations"). To comply with the Merchant Banking Regulations, certain features of the Fund's structure might need to be modified and the organizational documents of the Fund may be amended, if necessary, to effect such changes. Under the Merchant Banking Regulations, among other things, an FHC may only hold an investment made in a particular "portfolio company" (as defined in the Merchant Banking Regulations) for a period of 10 years, or must obtain the approval of the Federal Reserve to hold the investment for a longer period.

Alternatively, UBS and its direct and indirect subsidiaries in the aggregate could structure any investment in the Fund to ensure that they do not exceed the Equity Limit with respect to, or are not deemed to control, the Fund. To accomplish this result, UBS could, for example, make a minimum investment in the Fund (which could be zero) and remove all indicia of control recognized by the BHCA and the Federal Reserve.

UBS is under no obligation to utilize its merchant banking authority in connection with the Fund's investments or activities. The ability of UBS to utilize its merchant banking authority is wholly dependent on UBS maintaining its FHC status. Nor are UBS or its subsidiaries, including the Adviser, under any obligation to take any steps that would prohibit the Fund from being deemed to be controlled by UBS or that would cause the Fund, if deemed to be controlled by UBS, to no longer be controlled by UBS. There can be no assurance that the Fund will ever cease to be subject to the BHCA or other banking laws. There can be no assurance that the bank regulatory requirements applicable to the Fund, or any change in such requirements, would not have a material adverse effect on the Fund's investment program or performance.

In addition, the Dodd-Frank Act amended the BHCA to include the Volcker Rule, which generally prohibits a banking entity, including UBS and its Affiliates, from acquiring or retaining any ownership interest in or sponsoring a hedge fund or a private equity fund, subject to certain narrow exceptions. At this time, the Volcker Rule is not expected to have a material adverse effect on the Fund. While UBS is expected to be an investor in the Fund, it is not expected that such holdings would be

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prohibited, since it is expected that UBS would be acting solely as agent or nominee with regard to any Interests held and would not be investing proprietary money beyond that permitted by an exception. (In contrast, employees of UBS and its Affiliates, including the Adviser, who are not directly engaged in providing services to the Fund will, most likely, be prohibited from investing in the Fund.)

The Adviser may in the future, in its sole discretion, and without notice to or consent of the investors, take such action as it determines is necessary or appropriate in order to comply with the BHCA, including the Volcker Rule, or regulations promulgated thereunder to reduce, eliminate or otherwise modify the impact or applicability of such law or regulation to the Adviser, its affiliates (including UBS) or the Fund. While the Adviser will have regard to its fiduciary obligations to the Fund and its investors in taking any such actions, the Fund and/or the investors may nevertheless be materially and adversely affected. In determining their responses to regulations, the Adviser and its affiliates, subject to its fiduciary obligations, will take account of their own business interests, which may conflict with the interests of investors.

TAX ASPECTS

The following discussion is a general summary of the material U.S. federal income tax considerations relevant to the Fund, and the purchase, ownership and disposition of Interests.

This summary does not purport to be a complete description of all the income tax considerations applicable to such purchase, ownership or disposition. For example, it does not describe all of the tax consequences that may be relevant to certain types of investors subject to special treatment under the U.S. federal income tax laws, such as non-U.S. persons, banks and certain other financial institutions, insurance companies, private foundations, real estate investment trusts, regulated investment companies and other entities treated as financial conduits, brokers, dealers and traders in securities, holders subject to the alternative minimum tax, pension plans and trusts, partnerships or other entities or arrangements treated as a partnership for U.S. federal income tax purposes (and investors therein), U.S. expatriates, persons with a functional currency other than the U.S. dollar, and persons that will hold Interests as a position in a "straddle," as part of a "synthetic security" or "hedge," or as part of a "conversion transaction," "constructive sale transaction" or other integrated investment. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), its legislative history, existing and proposed Treasury regulations (the "Regulations"), published rulings and court decisions all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect) which could affect the continuing accuracy of this discussion. The Fund has not sought, and will not seek, any ruling from the Internal Revenue Service (the "Service") or any other foreign or U.S. federal, state or local agency regarding any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than as described herein. This discussion is not binding on the Service, and, accordingly, there can be no assurance that the Service will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund were to invest in tax exempt securities or certain other investment assets.

You are hereby informed that (i) any tax advice contained in this SAI or the Prospectus (including any opinion of counsel referred to in this SAI or the Prospectus) is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed in this SAI and in the Prospectus (and in any such opinion of counsel), and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

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In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. The Investment Funds and the Fund may utilize leverage. Therefore, the Fund expects that its investment activities will give rise to "unrelated business taxable income" ("UBTI") to a tax-exempt investor. Accordingly, Interests in the Fund may not be a suitable investment for certain tax-exempt entities. Each prospective tax-exempt investor is urged to consult its own tax advisors regarding the acquisition of Interests.

Tax Treatment of Fund Operations

Classification of the Fund. Prior to the commencement of operations of the Fund, the Fund received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund at that time ("Prior Counsel"), that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation.

"Publicly traded partnerships" are generally treated as corporations for U.S. federal income tax purposes. A publicly traded partnership is any partnership of which interests are traded on an established securities market or are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund are not traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund is not expected to be eligible for any of those safe harbors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors discussed above is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Prior Counsel to the Fund rendered its opinion that, under this "facts and circumstances" test, and based upon the operations of the Fund, as well as the legislative history to the relevant sections of the Code and the text of the Regulations, Interests in the Fund are not readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, the taxable income of the Fund may be subject to corporate income tax at regular corporate rates when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund. Accordingly, treatment as a corporation or a publicly traded partnership could materially reduce an investor's after-tax return.

references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member or partner of an Investment Fund that is treated as a partnership (and is not a publicly traded partnership taxable as a corporation) for U.S. Federal income tax purposes. The REMAINDER OF THIS discussion assumes that the

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FUND WILL BE TREATED AS A PARTNERSHIP THAT IS NOT A PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.

As an entity treated as a partnership for U.S. federal income tax purposes, the Fund generally is not itself subject to U.S. federal income tax. Instead, each investor will be treated as a partner of the Fund and, as such, will be required to take into account his, her or its distributive share of each item of the Fund's income, gain, loss, deduction and credits allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the investor's taxable year in order to compute his, her or its U.S. federal income tax liability. Each item will have the same character to an investor, and generally will have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund. Distributions of cash by a partnership to a partner are generally not taxable unless the amount of cash distributed to a partner is in excess of the partner's adjusted basis in its partnership interest.

Notwithstanding the foregoing, for taxable years beginning after December 31, 2017, the Fund could, in certain circumstances, be liable itself for taxes and other liabilities resulting from audit adjustments in respect of its tax returns absent an election by the Fund to the contrary. See "Tax Elections; Returns; Tax Audits" below.

Allocation of Profits and Losses. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for U.S. federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for U.S. federal income tax purposes among the investors pursuant to the applicable Regulations, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each investor's capital account for the current and prior fiscal years.

The Fund may invest in Investment Funds that have taxable years that differ from the Fund's taxable year. This may result in a mismatch between the Fund's capital appreciation or depreciation for a fiscal period attributable to such Investment Funds and the amount of income, gain, loss, deduction or credit required to be allocated to investors by the Fund for such fiscal period attributable to the Fund's investment in such Investment Funds. This mismatch may cause entering or withdrawing investors to be allocated more or less ordinary income or capital gain for U.S. federal income tax purposes than would be the case if such Investment Funds and the Fund had the same taxable year.

The Board has the discretion to make special allocations of ordinary income and capital gains (including short-term capital gains) as well as deductions and losses (including long-term and short-term capital losses) for U.S. federal income tax purposes to a withdrawing investor up to an amount by which the total of such investor's capital account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for U.S. federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such adjusted tax basis by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such investor's allocable share of the liabilities of the Fund). These special allocations, if made, would not be binding on the Service, and if the Service successfully challenges such a special allocation, the Fund's tax items allocable to all investors could be affected.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property in connection with distributions of partnership property to a partner and in

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connection with transfers of partnership interests, including by reason of death, provided that either a partnership election has been made pursuant to Code Section 754 or there is a substantial basis reduction (with respect to a distribution) or the partnership has a substantial built-in loss immediately after such transfer (with respect to a transfer). At the request of an investor, the Adviser, in its sole discretion, may cause the Fund to make a Code Section 754 election. If a Code Section 754 election is made, such election cannot be revoked without the Service's consent. The actual effect of any such election may depend on whether any Investment Fund itself has a Code Section 754 election in place. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Fund does not presently intend to make such election.

Regardless of whether a Code Section 754 election is in place, the Fund generally is required to adjust its tax basis in its assets in respect of all investors in cases of Fund distributions that result in a "substantial basis reduction" in respect of the Fund's property. A substantial basis reduction exists where the sum of (i) any loss recognized by the distributee with respect to the distribution and (ii) the excess of the adjusted tax basis of the distributed property to the distributee over the Fund's adjusted tax basis in its property immediately before the distribution, exceeds $250,000. The Fund is also required to adjust its tax basis in its assets in respect of a transferee, in the case of a sale or exchange of an Interest, or a transfer upon death, when there exists a "substantial built-in loss" in respect of Fund property immediately after transfer. A substantial built-in loss exists where (i) the Fund's adjusted tax basis in its property exceeds the fair market value of its property by more than $250,000 or (ii) the transferee would be allocated a loss of more than $250,000 if the Fund's assets were sold for cash equal to their fair market value immediately after the transfer. For this reason, the Fund may request that (i) an investor who receives a distribution from the Fund in connection with a complete withdrawal, (ii) a transferee of an Interest (including a transferee in case of death) and (iii) any other investor in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Interest.

The Board decides how to report the Fund's tax items on the Fund's U.S. federal income tax returns, and all investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the U.S. federal income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the investors. Under the partnership audit rules, which became effective January 1, 2018, for taxable years beginning after December 31, 2017, the Fund is required to designate a partner, or other person, with a substantial presence in the United States as the partnership representative ("Partnership Representative"), thereby replacing the position of the "tax matters partner." The Partnership Representative has the sole authority to act on the Fund's behalf for purposes of, among other things, U.S. federal income tax audits and judicial review of administrative adjustments by the Service. Any actions taken by the Fund or by the Partnership Representative on the Fund's behalf with respect to, among other things, U.S. federal income tax audits and judicial review of administrative adjustments by the Service, will be binding on the Fund and the Fund's investors. Dylan Germishuys of UBS HFS (or such other person as may be designated by the Administrator or by the Fund from time to time) shall serve as the "partnership representative" of the Fund within the meaning of Section 6223 of the Code, or any similar provisions of state or local tax laws.

In the event the Fund is audited, an investor may be subject to additional taxation on a retroactive basis (even if it is no longer an investor at the time of the audit adjustment), or, as respect to federal income tax returns for taxable years of the Fund beginning after December 31, 2017, the Fund may, absent an election by the Fund to have partnership adjustments taken into account by its investors for the years to which the adjustments relate (a "partner liability election") (however, if a partnership liability election is made, interest on any deficiency will be at a rate that is 2% higher than the interest rate otherwise applicable to tax underpayments), be liable for the taxes and other liabilities resulting from the

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audit adjustments (which taxes and other liabilities would be indirectly borne by the Fund's then current investors, even if those investors were not investors during the period to which the audit adjustments relate). No assurance can be provided that the Fund will make, or will be eligible to make, a partner liability election. Accordingly, there is no assurance that the Fund will not itself be liable for taxes and other liabilities resulting from a tax audit of the Fund (which taxes and liabilities would reduce amounts available for distribution to investors), that an investor's share of any such Fund-level liability would not exceed the liability that would have been borne by the investors had the Fund made a partner liability election, or that an investor will not effectively bear liabilities related to a period in which it was not an investor.

Similar partnership audit rules generally will apply to those Investment Funds that are classified as partnerships for U.S. federal income tax purposes and their partners (including the Fund as a partner in such Investment Funds), with the Partnership Representative of each such Investment Fund having significant authority in connection with an audit of that Investment Fund. In February 2019, the Service published final Regulations addressing certain administrative and procedural rules under the centralized partnership audit regime, which, in part, permit a partnership that is itself a partner of another partnership to elect to have the partners in the upper-tier partnership take an audit adjustment of the lower-tier partnership into account. If such election is made, the upper-tier partnership would push adjustments received from a lower-tier partnership in which it is a partner through to the partners of the upper-tier partnership (and interest on any deficiency will be at a rate that is 2% higher than the interest rate otherwise applicable to tax underpayments). The upper-tier partnership so electing must timely complete the "push-out" of the adjustment in order for it to be effective, as the rules do not provide any procedure for obtaining an extension. If, therefore, the Fund were not to make a timely election to "push-out" the adjustment of an Investment Fund that results in an increase in the Fund's tax liability, then the Fund would be liable at the Fund-level for taxes or other liabilities associated with such audit of an Investor Fund. As a result, in this scenario, an investor of the Fund may bear liabilities related to a period in which it was not an investor, or an investor's share of the Fund-level liability may exceed the liability that would have been borne by such investor had the Fund made a "push-out" election as described above.

Each current and prospective investor should consult its own tax advisors regarding all aspects of the partnership audit rules and their application in the context of the prospective investor's particular circumstances.

Tax Consequences to a Withdrawing Investor

An investor who tenders its entire Interest to the Fund for repurchase generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor and such investor's adjusted tax basis in its Interest. Gain, if any, generally will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest. A loss, if any, may be recognized only after the tendering investor has received full payment under the promissory note (and generally may not be recognized upon the tender or payment of the promissory note if any assets other than cash and the note are received by the investor upon the tender of its Interests). Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the investor's contributions to the Fund. However, a withdrawing investor will recognize ordinary income to the extent such investor's allocable share of the Fund's "unrealized receivables" exceeds the investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, unrealized receivables in respect of a withdrawing investor include, among other items, any market discount bonds or short-term obligations held by the Fund to the extent of the amounts which would be treated as ordinary income if such bonds or obligations had been sold by the Fund. Further, a withdrawing investor may recognize some amount of ordinary income upon a

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withdrawal if the Fund, or an Investment Fund, makes an election to mark to market its assets for U.S. federal income tax purposes. See "—Possible 'Mark-to-Market' Election" below.

An investor receiving a cash nonliquidating distribution (i.e., an investor who tenders less than its entire Interest to the Fund) will recognize gains in a similar manner generally to the extent that the amount of the distribution exceeds such investor's adjusted tax basis in its Interest in the Fund. An investor generally will not be able to recognize loss on a distribution that is a nonliquidating distribution.

As discussed above, the Board has the discretion to make special allocations of ordinary income and capital gains (including short-term capital gains) as well as deductions and losses (including long-term and short-term capital losses) for U.S. federal income tax purposes to a withdrawing investor up to an amount by which the total of such investor's capital account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for U.S. federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such adjusted tax basis by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such investor's allocable share of the liabilities of the Fund). Any such special allocation of income or gain may result in the withdrawing investor recognizing ordinary income or capital gain, which may include short-term capital gain, in the investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Any such special allocation of deduction or loss may result in the withdrawing investor recognizing ordinary loss or capital loss, which may include long-term capital loss, in the investor's last taxable year in the Fund, thereby reducing the amount of ordinary loss or short-term capital loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distribution of Property

A partner's receipt of a distribution of property from a partnership generally is not taxable unless the distributed property consists of marketable securities. However, a distribution of marketable securities by a partnership generally will not be taxable if the distributing partnership is an "investment partnership" and the recipient of the distribution is an "eligible partner," each within the meaning of the relevant Code section. The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." An "eligible partner" generally is a partner who, prior to the date of the relevant distribution, only contributed certain types of property, including cash, to the partnership. A distribution of marketable securities generally would be treated in the same manner as a distribution of cash.

Tax Treatment of Investors

Under the Code, the maximum ordinary income tax rate for individuals is 37%. However, certain "qualified dividend income" is taxable at a preferential maximum rate of 20%.

The maximum individual income tax rate for long-term capital gains is generally 20%, unless the taxpayer elects to be taxed at ordinary rates. In any case, the actual rate imposed on income and gains may be higher due to the phase out of certain tax deductions, exemptions and/or credits. See "—Limitation on Deductibility of Interest and Short Sale Expenses" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. Capital losses of an individual taxpayer generally may not be carried back but may be carried forward indefinitely. For corporate taxpayers, the maximum income tax rate is 21%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

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Individuals (other than non-resident aliens) will be subject to an additional 3.8% surtax on the lesser of (i) their net investment income and (ii) the excess of their adjusted gross income (determined with certain modifications on account of certain foreign earned income and related deductions) over a threshold amount of $250,000 in the case of a taxpayer filing a joint return or a surviving spouse, $125,000 in the case of a married taxpayer filing a separate return, and $200,000 in all other cases. A similar 3.8% surtax will be imposed on certain trusts and estates in respect of the lesser of their undistributed net investment income and the excess of their adjusted gross income over a prescribed threshold. Net investment income is determined under prescribed rules, including special rules relating to income from passive trades or businesses, trades or businesses of trading in financial instruments or commodities, and in respect of dispositions of interests in partnerships and S corporations.

Tax Treatment of Fund Investments

In General. The Fund, through the Investment Funds, expects to act as a trader, investor or both, and not as a dealer, with respect to the Fund's securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer is a person who purchases securities for resale to customers rather than for investment or speculation. If, contrary to expectations, the Fund were to be characterized as a dealer for U.S. federal income tax purposes (or should for other reasons be comparably treated) under certain sections of the Code, transactions which would otherwise qualify for capital gain or loss treatment (as discussed below) may result in ordinary income or loss. The remainder of this discussion assumes that the Fund is properly treated as other than a dealer for purposes of the relevant sections of the Code.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "—Currency Fluctuations—Gains or Losses" and certain other transactions described below. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. In certain circumstances, if the issuer of a security held by the Fund engages in a reorganization transaction, the Fund may be treated as disposing of the security in a taxable transaction at the time of the reorganization, depending on certain factors relating to the reorganization, the nature of the security and the nature of the consideration received for the security in the reorganization. Accordingly, the timing of the Fund's dispositions of its securities may be affected by factors beyond its control. Further, the application of certain rules relating to short sales, constructive sales, so-called "straddle" and "wash sale" transactions, "Section 1256 contracts," certain hedge transactions and the marking to market of positions for U.S. federal income tax purposes (see "—Possible 'Mark-to-Market' Election" below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses. Additionally, the straddle rules and short sale rules may require the capitalization of certain related expenses in certain circumstances.

The Fund may realize ordinary income from dividends, accruals of interest, original issue discount and market discount on, or with respect to, securities. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivatives, such as swap transactions, also may constitute ordinary income or loss, and in certain cases, such income may be recognizable prior to the receipt of cash associated with such income. In addition, periodic amounts payable by the Investment Funds in connection with equity swaps, interest rate swaps, other swaps, caps, floors and collars likely would be considered "miscellaneous

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itemized deductions" which, for a noncorporate investor, may be subject to restrictions on their deductibility. See "—Deductibility of Fund Investment Expenditures by Noncorporate Investors and Certain Other Expenditures." Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income. Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction.

Modifications and Reorganization Exchanges of Debt Securities. To the extent there is a "significant modification" of a debt security held by the Fund, pursuant to a workout or otherwise, the Fund will be treated as exchanging the pre-modification debt security for a new debt security having the terms of the modified security. The Fund generally will be required to recognize gain or loss upon the deemed exchange equal to the difference between the issue price of the post-modification instrument and the Fund's basis in the pre-modification debt security (which may have been purchased at a discount). Further, in certain circumstances, if the issuer of a security held by the Fund engages in a reorganization transaction, the Fund may be treated as disposing of the security in a taxable transaction at the time of the reorganization, depending on certain factors relating to the reorganization, the nature of the security and the nature of the consideration received for the security in the reorganization. At the time of either a taxable deemed exchange upon modification of a debt security or a taxable exchange of a debt security pursuant to a reorganization of the issuer of such security, however, the Fund may not have any cash receipts associated with any gains recognized upon the deemed exchange or reorganization. Each investor will be required to pay all applicable U.S. federal income taxes with respect to its share of any such gains even though the Fund does not intend to make periodic distributions of its net income or gains, if any, to investors for such purpose.

Obligations with Original Issue Discount. The Fund, through the Investment Funds, may invest in debt securities that are issued with original issue discount ("OID"). A debt instrument has OID if the obligation's stated redemption price at maturity (which includes the principal amount of the obligation and, in certain cases, interest payable on the obligation) exceeds its issue price by more than a statutorily defined de minimis amount. OID is includible in gross income as ordinary income as it accrues under a prescribed constant-yield method. In general, OID will be includible in income in advance of the receipt of cash associated with that income. To the extent the Fund or an Investment Fund purchases a debt instrument that was issued with OID for a price that exceeds the instrument's adjusted issue price (such excess being "acquisition premium"), it may offset its OID income inclusions with the acquisition premium as it is deemed to accrue over the life of the debt instrument.

Obligations with Market Discount. The Fund, through the Investment Funds, may acquire "Market Discount Obligations." A debt security (excluding certain short-term obligations) generally will be treated as a Market Discount Obligation if its issue price exceeds the Investment Fund's purchase price for the debt security by more than a statutorily defined de minimis amount. Accrued market discount is includible in income as ordinary income, but limited in any period to an amount equal to the principal payments received during that period on the obligation. Further, any gain upon the disposition of a Market Discount Obligation will be treated as ordinary income to the extent of any previously untaxed accrued market discount. Subject to special rules that may apply to Market Discount Obligations that receive principal payments prior to maturity, market discount accrues on a straight-line basis or, if the Fund so elects, on a constant-yield basis, over the remaining life of the obligation.

Currency Fluctuations—Gains or Losses. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the U.S. dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of

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foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Additionally, gains or losses on the disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Fund, directly or through the Investment Funds, may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "—Section 1256 Contracts"), will not be subject to ordinary income or loss treatment under the Code. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss. Additionally, the Fund may acquire an interest in Investment Funds that maintain their books and records in a currency other than the U.S. dollar, and in such a case the portion of any gain or loss in such Investment Funds attributable to changes in the value of currency in which such Investment Fund maintains its books and records would also be taxable as ordinary income or loss.

Section 1256 Contracts. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for U.S. federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "—Currency Fluctuations—Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts." A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract, other than a "dealer securities futures contract." See "—Certain Securities Futures Contracts."

Certain Securities Futures Contracts. Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer. If the underlying security would be

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a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short-term capital gain or loss.

A "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (i) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (ii) is traded on a qualified board of trade or exchange.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

Pursuant to temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules generally require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. Daily accounts of net gains and net losses attributable to non-Section 1256 Contracts generally are characterized as short-term capital gain or loss, while daily accounts of net gains and net losses attributable to Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. At the end of a taxable year, annual net gains or net losses from the mixed straddle account(s) are recognized for U.S. federal income tax purposes. At such time, the daily accounts of net gains and net losses related to a particular mixed straddle account are netted, and then are further netted with the annual net gains and net losses from other mixed straddle accounts. Notwithstanding the character rules set forth above, no more than 50% of the total annual net gains attributable to the mixed straddle accounts for a taxable year may be treated as long-term capital gain, and no more than 40% of the total annual net losses attributable to the mixed straddle accounts for a taxable year may be treated as short-term capital loss. The mixed straddle account election is generally effective only for the taxable year for which the election is made. Accordingly, the Fund may elect to make the mixed straddle election for certain taxable years and not for other taxable years. The application of the temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that any given mixed straddle account election by the Fund will be accepted by the Service.

Possible "Mark-to-Market" Election. To the extent that an Investment Fund is directly engaged in a trade or business as a trader in "securities" or commodities, it may elect to "mark-to-market" the securities or commodities, as the case may be, held in connection with such trade or business. Under such election and subject to certain exceptions, the securities and/or commodities, as the case may be, held by that Investment Fund at the end of each taxable year in connection with its respective trades or businesses as a trader in securities or a trader in commodities would be treated as if they were sold for their fair market value on the last day of such taxable year, and gains or losses recognized thereon will be treated as ordinary income or loss. Moreover, even if an Investment Fund determines that its securities or commodities activities will constitute trading rather than investing, there can be no assurance that the Service will agree, in which case the Investment Fund may not be able to mark-to-market its positions.

Short Sales/Constructive Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be

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treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

Gain or loss on a short sale generally will not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Constructive Ownership Transactions. The Fund, through an Investment Fund, may indirectly gain exposure to other "pass-thru" investment vehicles through the use of certain derivatives (including long positions in a notional principal contract, forward or futures contracts, the simultaneous holding of a call option and granting of a put option with substantially equal strike prices and maturity dates, and other similar derivatives that may be prescribed under future Regulations). If an Investment Fund enters into a derivative transaction of this kind, any long-term capital gain from the derivative will be recharacterized as ordinary income to the extent the gain exceeds the long-term capital gain the Investment Fund would have realized had it held the relevant pass-thru investment vehicle directly. Further, the portion of the gain which is recharacterized as ordinary income will be treated as having accrued over the term of the relevant derivative such that an investor in the Fund, for a taxable year that such a derivative transaction is outstanding, may incur an interest charge with respect to any underpayment of tax that would have resulted had the ordinary income been included on the investor's tax return for such year.

Effect of Straddle Rules on Investors' Securities Positions. The Service may treat certain positions in securities held, directly or indirectly, by an investor and its indirect interest in similar securities held by the Fund as "straddles" for U.S. federal income tax purposes. In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle." The application of the "straddle" rules in such a case could affect an investor's and/or the Fund's holding period for the securities involved and may defer the recognition of losses with respect to such securities. The Fund generally will not be in a position to furnish to investors information regarding the securities positions of its Investment Funds that would permit an investor to determine whether its transactions in securities, which are also held by such Investment Funds, should be treated as offsetting positions for purposes of the straddle rules. Investors should consult their own tax advisors to determine whether they should treat such transactions in securities as offsetting positions for purposes of the straddle rules.

Lending Portfolio Securities. If an Investment Fund lends securities from its portfolio to brokers, dealers and other financial institutions, the Investment Fund generally will not recognize gain or loss, either when the securities are transferred to the borrower or when they are returned to the Investment Fund, provided that, under the terms of the lending agreement (i) the borrower is required to return securities identical to the securities loaned and make payments to the Investment Fund of amounts equivalent to all interest, dividends, and other distributions ("substitute payments") which the Investment Fund, as owner of the securities, is entitled to receive during the term of the lending transaction, and (ii) the Investment Fund's risk of loss or opportunity for gain with respect to the loaned securities is not reduced. These loans, if and when made, may not exceed one third of the total asset value of a Fund (including the loan collateral).

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The substitute payments received by the Investment Fund are sourced (either U.S. source or foreign source) by reference to the source of the payments (dividend or interest) they replace. Subject to special rules relating to substitute dividends on the stock of certain domestically-controlled regulated investment companies and real estate investment trusts, substitute interest or dividend payments generally have the same character as interest or dividend income, respectively, for purposes of determining the tax liability of and withholding of taxes with respect to a foreign person and the application of income tax treaties. Additionally, substitute dividend and substitute interest payments are potentially subject to the 3.8% surtax on net investment income (described above under the caption "—Tax Treatment of Fund Investments—In General") in the same manner as dividends and interest, respectively. For other purposes, including the dividends received deduction, the application of preferential rates applicable to "qualified dividend income" and the foreign tax credit provisions, the substitute payments may not be treated as interest and dividends. Nevertheless, any substitute payments made to the Investment Fund enjoy the same general exemption from UBTI as the interest and dividends they replace so long as the lending agreement contains certain provisions, including reasonable procedures to implement the borrower's obligation to furnish the Investment Fund with collateral that at all times has a value at least equal to the value of the loaned securities.

Limitation on Deductibility of Interest and Short Sale Expenses. There are limitations on noncorporate taxpayers' deductions of "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds a noncorporate taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain and any "qualified dividend income" eligible for taxation at preferential rates are excluded from net investment income unless the noncorporate taxpayer elects to pay tax on such amounts at ordinary non-preferential U.S. federal income tax rates.

For purposes of this provision, the Fund's activities (other than certain activities that are treated as "passive activities" under the Code) will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A noncorporate investor that could not deduct losses currently as a result of the application of the rules described above would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisors with respect to the application of the investment interest limitation in their particular tax situations.

Limitations also may apply with respect to interest deductions on indebtedness of the Fund that is incurred to purchase or carry a Market Discount Obligation.

Deductions for "business interest" expenses generally are limited for taxpayers (other than certain small businesses that meet a gross receipts test under the Code) to the sum of (i) business interest income, (ii) 30% of "adjusted taxable income" (generally, taxable income taking into account certain adjustments), and (iii) floor plan financing interest. Under the Coronavirus Aid, Relief, and Economic Security Act of 2020 (the "CARES Act"), the 30% adjusted taxable income limitation is increased to 50% for taxable years beginning in 2019 or 2020 only (and for taxable years beginning in 2019 only, special rules apply to taxpayers that are partnerships). Pursuant to proposed Regulations, which define "interest" very broadly, the limitation applies to partnerships that are "traders" for U.S. federal income tax purposes. For a

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partnership, this limitation applies at the partnership level and, therefore, applies to the Fund and to the Investment Funds. Business interest is interest accrued on indebtedness that arises from a trade or business, but does not include certain investment interest of a noncorporate entity. If the Fund has excess business interest, it will be allocated to investors in the same manner as non-separately stated partnership taxable income or loss, and such investor may be able to carry forward excess business interest. Excess business interest allocated to an investor would reduce that investor's adjusted basis in its Interests of the Fund (but not below zero) in the year of allocation (even though the business interest would not give rise to a deduction for the investor in that year). Investors should consult their own tax advisors regarding the applicability of the business interest limitations and the availability and effects of the carryover of excess business interest. In addition, investors may also be subject to the limitations on the deductibility of investment interest at the partner level (as discussed above).

Deductibility of Fund Investment Expenditures by Noncorporate Investors and Certain Other Expenditures. For taxable years through December 31, 2025, investment expenses (e.g., investment advisory fees) of a noncorporate taxpayer are not deductible. For taxable years beginning after December 31, 2025, investment expenses of a noncorporate taxpayer are deductible only to the extent that such expenses exceed 2% of the adjusted gross income of such taxpayer. In addition, for taxable years beginning after December 31, 2025, the Code may further restrict the ability of an individual with an adjusted gross income in excess of a specified amount to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income of a taxpayer may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the taxpayer's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. The Fund's direct expenses will, and it is possible that some or all of the Fund's allocable share of each Investment Fund's expenses may, be investment expenses (rather than trade or business expenses) subject to the disallowance and limitations described above.

Although the Fund intends to treat any allocable trade or business related expenses as not being subject to the foregoing disallowance and limitations on deductibility, there can be no assurance that the Service will not determine that some portion of such expenses should instead be properly characterized as investment expenses that are subject to the disallowance and limitations.

Noncorporate investors should consult their tax advisors with respect to the application of these disallowances and limitations.

No deduction is allowed for sales loads or other placement fees paid by an investor to acquire an Interest in the Fund; instead any such fees will be included in the investor's adjusted tax basis for its Interest in the Fund.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity.

Application of Basis and "At Risk" Limitations on Deductions. The amount of any loss of the Fund that an investor is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Fund's taxable year in which such loss occurred. Generally, an investor's adjusted tax basis for its Interest is equal to the amount paid for such Interest, increased by the sum of (i) its share of the Fund's liabilities, as determined for U.S. federal income tax purposes, and (ii) its distributive share of the Fund's realized income and gains, and decreased (but not below zero) by the sum of (i) distributions (including decreases in its share of Fund liabilities) made by the Fund to such investor and (ii) such investor's distributive share of the Fund's realized losses and expenses.

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Similarly, an investor in the Fund that is subject to the "at risk" limitations (generally, noncorporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such investor has "at risk" with respect to its Interest at the end of the year. The amount that an investor has "at risk" generally will be the same as its adjusted basis as described above, except that it generally will not include any amount attributable to liabilities of the Fund or any amount borrowed by the investor on a non-recourse basis. Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

Limitation on Deductibility of Excess Business Loss. For taxable years beginning before January 1, 2026, an excess business loss of a noncorporate taxpayer is disallowed but is permitted to be carried over as a net operating loss. However, under the CARES Act, the disallowance is suspended for taxable years beginning in 2018, 2019 and 2020. In the case of a partnership like the Fund, this limitation is applied at the partner level, taking into account its allocable share of the relevant income, gain, deduction and loss items of the partnership. An excess business loss for any taxable year is the excess (if any) of a taxpayer's otherwise allowable aggregate deductions for the taxable year that are attributable to trades or businesses of the taxpayer, over the sum of (i) the aggregate gross income of the taxpayer for such taxable year that are attributable to such trades or business, plus (ii) $250,000 ($500,000 for married taxpayers filing jointly), adjusted annually for inflation. The excess business loss rule applies after the application of the basis rules for partnerships, the passive activity loss rules, and the "at risk" rules.

"Phantom Income" from and Reporting Requirements Relating to Certain Foreign Equity Investments. As discussed in more detail below, pursuant to various "anti-deferral" provisions of the Code (the "Subpart F", "passive foreign investment company" ("PFIC"), "global intangible low-tax income" ("GILTI"), and "foreign derived intangible income" ("FDII") provisions), direct and indirect investments, if any, by the Fund in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

U.S. persons that directly or indirectly own stock in foreign corporations (including CFCs, as defined below, and PFICs) or equity interests in foreign partnerships or other foreign entities, may be subject to special information reporting requirements (including, for example, Forms 926, 5471, 8621, 8858 and 8865). It is possible the Fund and/or an Investment Fund may engage in transactions that subject the Fund and potentially the investors to such disclosure. Potential investors should consult their own tax advisors regarding such reporting requirements.

Controlled Foreign Corporations. Certain United States persons who hold stock in a foreign corporation that is a "controlled foreign corporation" (a "CFC") during a taxable year must include in their income their pro rata share of certain of the CFC's Subpart F income for the year, regardless of whether any portion of such income is distributed by the CFC to such shareholders. Subpart F income generally includes income or gain derived from portfolio-type investments, as well as rents and royalties (other than those derived from the active conduct of a trade or business, as defined in Regulations), certain income attributable to the sale of personal property or the provision of services between a CFC and a related corporation, and a CFC's increase in earnings invested in U.S. property for a taxable year.

A CFC generally is a non-U.S. corporation in which "United States shareholders" own, directly, indirectly, or constructively, more than 50% of either (a) the total combined voting power of all classes of voting stock of such corporation or (b) the total value of the stock of such corporation. For this purpose, a "United States shareholder" is a United States person within the meaning of Code Section 7701(a)(30) that owns, directly, indirectly, or constructively, 10% or more of either (a) the total combined voting

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power of all classes of the foreign corporation's voting stock or (b) the total value of shares of all classes of stock of such of such corporation. As a result, the Fund or a U.S. Investment Fund, as the case may be, will be a "United States shareholder" of any foreign corporation of which it, directly, indirectly, or constructively, acquires stock (or warrants, options or convertible debt to acquire stock) with 10% or more of either the voting power or the total value of all outstanding stock of such foreign corporation, and such foreign corporation will be a CFC if United States shareholders own, directly, indirectly, or constructively, more than 50% of the voting power or the value of the stock of such foreign corporation. In such event, investors who are United States persons (including those with a less than 10% indirect interest in a CFC) generally will include their pro rata shares of such CFC's Subpart F income in their taxable income.

Under proposed Regulations, if finalized, the Fund, and any Investment Fund that is a U.S. entity that is treated as a partnership for U.S. tax purposes, generally would not be treated as owning stock of a CFC for purposes of determining the Subpart F income inclusions of an investor in the Fund. Instead, an investor generally would be treated as owning stock of the CFC in proportion to its interest in the Fund (or the Investment Fund).

In addition, gain from the sale of the stock of such CFC to the extent attributable to the Fund's pro rata share of such CFC's earnings and profits during the period that it was a CFC and while the Fund or applicable Investment Fund owned its stock would be recharacterized as a dividend to the Fund, subject to tax at ordinary income rates (or, if eligible, the preferential rates that apply to "qualified dividend income") with respect to investors who are United States persons.

Subpart F income cannot exceed a corporation's earnings and profits, so a corporation with an aggregate deficit in earnings will not have Subpart F income. In addition, Subpart F income does not include certain income subject to income tax at a rate more than 90% of the maximum U.S. federal corporate income tax rate. Furthermore, Subpart F income and gain from sale of CFC stock to the extent of earnings and profits during the United States person's holding period and while a CFC, are treated as deemed dividends and, therefore, may enable corporate investors holding an indirect interest of 10% or more of a CFC's voting power, subject to certain limitations, to receive foreign tax credit for foreign taxes paid by a CFC in respect of such Subpart F income or earnings. The Fund is not precluded from investing in a foreign Investment Fund that may constitute a CFC and generate Subpart F income or from investing in an Investment Fund that invests in CFCs.

In addition to Subpart F income, a United States shareholder of a CFC will have to include in gross income on a current basis certain types of high-return income that is not otherwise Subpart F income. Under Regulations, the Fund, and any Investment Fund that is a U.S. entity that is treated as a partnership for U.S. tax purposes, generally would not be treated as owning stock of a CFC for purposes of determining the GILTI income inclusions of an investor in the Fund. Instead, an investor generally would be treated as owning stock of the CFC in proportion to its interest in the Fund (or the Investment Fund). Because the Fund is treated as a partnership for U.S. federal income tax purposes, it will be unable to take advantage of certain deductions to GILTI income. In addition, the limited foreign tax credits that are available to corporations generally are not available to the Fund, U.S. Investment Funds or investors. Investors should consult their own tax advisors regarding compliance with GILTI and its effect on such investor in its individual circumstances.

Certain income derived from the sale of goods or services to foreign purchasers for foreign use is eligible for deductions that will reduce the effective rate of taxation on such income. This deduction is available only to corporate taxpayers. Because the Fund is treated as a partnership for U.S. federal income tax purposes, income that may otherwise have been eligible for a deduction under FDII will not be eligible for such deduction if earned by the Fund. Similarly, a U.S. Investment Fund that is treated as

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a partnership or other flow-through entity for U.S. federal income tax purposes will not be eligible for such deductions.

Passive Foreign Investment Companies. A foreign corporation is classified as a PFIC for U.S. federal income tax purposes if either (i) 75% or more of its gross income is passive income for the taxable year, or (ii) on average for the taxable year 50% or more (by value or, in certain cases, by adjusted basis) of its assets produce or are held for the production of passive income. Generally, if a foreign corporation is a PFIC, as well as a CFC (as defined above), it will not be treated as a PFIC with respect to a United States person for the portion of that person's holding period during which that person is a "United States shareholder" (as defined above) and the corporation is a CFC.

If a foreign corporation is a PFIC at any time during a United States person's holding period for stock in the PFIC, certain distributions with respect to, and gain upon the disposition (including certain pledges) of, the PFIC stock (including indirect dispositions of PFIC stock by a partner in a partnership) generally will be taxed at the time of the distribution or disposition as if the income or gain were ratably allocated over the United States person's holding period for the PFIC stock. The amount allocated to the year of the distribution or disposition or to years prior to the corporation becoming a PFIC are treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC are taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated. Further, the tax on an amount allocated to such an earlier year is subject to an interest charge which accrues from the due date of the return for that earlier year. If the Fund directly or indirectly owns stock in a PFIC, an investor's disposition of an Interest in the Fund could be treated as a disposition of the PFIC stock for purposes of applying the above described rules.

The above rules relating to distributions and dispositions generally will not apply if (i) the United States person elects to treat the PFIC as a qualified electing fund (a "QEF election") for all taxable years that such person held the stock and the corporation was a PFIC, or (ii) the stock in the PFIC is "marketable stock" for which a mark-to-market election is made. If a QEF election is made, a United States person generally will pay tax currently on its pro-rata share of the PFIC's ordinary earnings and net capital gains (at ordinary income and capital gains rates, respectively), even if no dividends are actually paid. If the mark-to-market election is made, United States persons generally account for changes in the value of the PFIC stock on an annual basis as ordinary income or loss.

It should be noted that dividends paid by a PFIC are not eligible for taxation at preferential rates that apply to "qualified dividend income" from domestic corporations and certain other foreign corporations.

Because the determination of whether a foreign corporation is a PFIC is made annually on the basis of facts and circumstances that may be beyond the Fund's or an Investment Fund's control or information, there can be no assurance that the Fund will not directly or indirectly invest in a foreign corporation that is a PFIC. Further, in the event the Fund or an Investment Fund does invest in a corporation that is or becomes a PFIC, there can be no assurance that the Fund or, if applicable, an Investment Fund, will have sufficient information to, will be the party legally entitled to, or will, make a QEF election with respect to the PFIC or that a mark-to-market election can or will be made with respect to the PFIC stock.

Foreign Taxes. It is possible that certain interest, dividends and other amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains or other taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

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The Fund will inform investors of their proportionate share of the foreign taxes paid or incurred by the Fund, or an Investment Fund, that investors will be required to include in their income. The investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their U.S. federal income taxes. An investor that is tax exempt will not ordinarily benefit from such credit or deduction. In the event that the Fund receives a distribution from or in respect of which tax has been withheld, the Fund shall be deemed to have received cash in an amount equal to the amount of such withheld tax, for purposes of computing net profits or net losses.

Unrelated Business Taxable Income

Generally, an exempt organization (such as an employee benefit plan, IRA or 401(k) or Keogh Plan) is exempt from U.S. federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.

This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition.

With respect to Investment Funds engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI. Further, because the Investment Funds and the Fund may utilize leverage, the Fund expects that its investment activities will give rise to both income and gains that constitute UBTI to a tax-exempt investor. In such case, tax-exempt investors may incur an income tax liability with respect to their share of the Fund's UBTI, may be required to make estimated payments of such tax liability, and may be required to file U.S. federal income tax returns for any year in which they have or are allocated UBTI. Accordingly, Interests in the Fund may not be a suitable investment for certain tax-exempt entities. Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of Interests.

UBTI is separately calculated for each trade or business of an exempt organization. Accordingly, an investor that is an exempt organization generally cannot use deductions relating to one trade or business to offset income from another. Under recent proposed Regulations, if finalized, an exempt organization that meets certain ownership and control tests with respect to its interests in the Fund may be able to aggregate UBTI arising from its interest the Fund (including UBTI arising from Investment Funds that are treated as partnerships for U.S. federal income tax purposes), even if the Fund (or the Investment Fund) is treated as having multiple trades or businesses. In addition, if finalized, these Regulations would also permit such an exempt organization to aggregate UBTI arising from the Fund with UBTI arising from other investment partnerships with respect to which the exempt organization satisfies the ownership and control tests. These rules are complex and each prospective tax-exempt investor should consult its own tax advisor about the application of these proposed Regulations to its investment in the Fund. The Fund may receive UBTI from different trades or businesses, and may not be able to provide a U.S. tax-exempt investor all of the information it requires to calculate its UBTI.

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As discussed above, if the Fund directly or indirectly holds equity investments in any non-U.S. entities that are properly treated as corporations for U.S. federal income tax purposes, various "anti-deferral" provisions of the Code (for example, the "CFC" and "PFIC" provisions) could apply. If a U.S. tax-exempt investor's indirect interest in a PFIC or CFC is considered debt-financed, then in addition to other adverse tax consequences associated with such investor earning UBTI, the application of the PFIC and/or CFC anti-deferral rules could cause the applicable U.S. tax-exempt investor to (i) recognize taxable income prior to the Fund's or the investor's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed to have been deferred, and/or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

Special rules apply to certain classes of U.S. tax-exempt investors, including, among others, investors that are charitable remainder trusts, private foundations, endowment funds and pension funds. Each prospective tax-exempt investor should consult its tax advisor about the specific tax consequences to it of an investment in the Fund.

The potential for having income treated as UBTI may have a significant effect on any investment in the Fund by a U.S. tax-exempt investor. All prospective U.S. tax-exempt investors are strongly urged to consult their tax advisors about the application of the UBTI rules to their investment in the Fund.

Special Considerations for U.S. Governmental Pension Plans. The income derived by a U.S. state or any political subdivision thereof from the exercise of an essential governmental function is not subject to U.S. federal income tax by reason of Code Section 115 and the intergovernmental immunity doctrine established under the U.S. Constitution. It is possible that the investment income of a governmental pension plan of a U.S. state may not be subject to U.S. federal income taxation by reason of these provisions (even where such investment income would be taxed as UBTI for a non-governmental tax-exempt entity); however, there are no Regulations, revenue rulings or judicial decisions that directly consider this precise issue. In addition, it is uncertain whether a governmental plan that also is a tax-exempt entity, by reason of a determination that it meets the requirements of Code Section 401(a), may be subject to tax on UBTI by reason of its status as a tax-exempt entity. Accordingly, U.S. governmental plans should consult with their tax advisors prior to becoming investors in the Fund.

Excise Tax on Certain Reportable Transactions

A tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of (i) 100% of the net income or (ii) 75% of the proceeds, attributable to certain reportable transactions, including "listed transactions," if any, to which it is a party. The scope of this provision and the manner in which it may apply to a tax-exempt investor in the Fund is not entirely clear. Tax-exempt investors should discuss with their own advisers the applicability of these rules to their investment in the Fund. See "—Disclosure Provisions" below.

Disclosure Provisions

Provisions of the Code and the Regulations (the "Disclosure Provisions") intended to address so-called tax shelters and other potentially tax-motivated transactions require participants in a "reportable transaction" to disclose certain information about the transaction on Internal Revenue Service Form 8886 and retain information relating to the transaction. "Material advisors" with respect to a reportable transaction are also required to disclose certain information about the transaction to the Service and are required to maintain lists identifying the transaction investors and furnish to the Service upon demand such investor information, as well as detailed information regarding the transactions. A transaction may be a "reportable transaction" based upon any of several indicia, including, among potentially others, the Service's designation of such transaction as a "listed transaction" or "transaction of interest," the existence

53

of confidentiality agreements, certain indemnity arrangements, or the recognition of large investment or other losses, one or more of which may be present with respect to or in connection with an investment in or by the Fund. In addition, the Disclosure Provisions could be interpreted to cover and require reporting of transactions that generally are not considered tax shelters, including certain foreign currency transactions. Significant penalties may apply upon a failure to comply with these disclosure and/or list maintenance requirements, and with respect to understatements of tax resulting from participation in certain reportable transactions. Investors are urged to consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in the Fund and should be aware that the Fund and the Adviser intend to comply with the disclosure and list maintenance requirements under the Disclosure Provisions if they determine that they apply to the Fund. Disclosure of a transaction to the Service does not indicate that the transaction or any claimed tax benefits pertaining to the transaction have been reviewed, examined or approved by the Service.

Foreign Account Tax Compliance Provisions of the Hiring Incentives to Restore Employment Act ("FATCA")

Under FATCA, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, which are made to a "foreign financial institution" (which term may include certain foreign investors and certain non-U.S. Investment Funds and investments) may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate or the terms of an applicable intergovernmental agreement, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts. FATCA imposes a 30% withholding tax on payments of gross U.S.-source dividend and interest income, gross proceeds from the sale of property that produces U.S.-source dividend or interest income paid on or after January 1, 2019, and certain other payments made by "participating" foreign financial institutions to "recalcitrant account holders" on or after January 1, 2019 (so called "foreign passthru payments"); however, proposed Regulations eliminate the withholding requirement on gross proceeds and generally suspend withholding on foreign passthru payments until two years after the publication of final Regulations addressing such foreign passthru payments. The proposed Regulations provide that taxpayers generally may rely on them pending the issuance of final Regulations. FATCA also imposes a 30% withholding tax on certain payments to non-financial foreign entities. No assurance can be given that some or all of the income of the Fund, any Investment Fund, any investment and/or certain of the investors will not be subject to any of the above-described withholding taxes or that information will not be required to be reported to the Service or any other person in respect of an investor's Interests in the Fund. To comply with the requirements of FATCA, the Fund may, in appropriate circumstances, require investors to provide information and tax documentation regarding their direct and indirect owners, and investors will be required to waive the application of any non-U.S. laws that, but for such waiver, would prevent the Fund or any other person or entity from reporting information in respect of any United States account in accordance with FATCA, including under any agreement described in Section 1471(b) of the Code (and, if necessary to effectuate the information reporting contemplated by FATCA, investors will be required to obtain similar waivers from their direct and indirect owners).

FATCA also imposes information reporting requirements on certain individuals (and, to the extent provided in regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset." Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.

54

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a non-exempt prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects—Unrelated Business Taxable Income") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements should also confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any "benefit, right or feature" affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Interests only to Qualified Investors, as described in the Fund's Prospectus. If a fiduciary with respect to any such ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach. A fiduciary with respect to arrangements governed by Section 4975 of the Code (such as IRAs and Keoghs) but not subject to ERISA should undertake a similar analysis in light of their fiduciary duties.

The DOL has adopted regulations, which, along with provisions of ERISA adopted by Congress (collectively, the "Plan Assets Rules"), treat the assets of certain pooled investment vehicles as "plan assets" for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code ("Plan Assets"). The Plan Assets Rules provide, however, that in general, funds registered as investment companies under the Investment Company Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, it is expected that the underlying assets of the Fund should not be considered to be Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund requires a Benefit Plan (and each person causing such Benefit Plan to purchase or hold an Interest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

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Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, the Distributor or other entities that are affiliated with the Adviser or the Distributor. Each of such persons may be deemed to be a party in interest or a disqualified person to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of Benefit Plan assets for the benefit of a party in interest (or a disqualified person) and also prohibits (or penalizes) a Benefit Plan fiduciary from using its position to cause such Benefit Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of Benefit Plan investors are required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons (except under certain limited circumstances and only pursuant to an applicable exemption from the prohibited transaction rules of ERISA and Section 4975 of the Code), that such fiduciaries are duly authorized to make such investment decision, that they have not relied on any advice or recommendation of such affiliated persons as a basis for the decision to invest in the Fund (except under such limited circumstances referred to above and only pursuant to any such applicable exemption) and that any information provided by the Fund and the affiliated persons is not a recommendation to invest in the Fund.

Benefit Plan investors may be required to report certain compensation paid by the Fund (or by third parties) to the Fund's service providers as "reportable indirect compensation" on Schedule C to Internal Revenue Service Form 5500 ("Form 5500"). To the extent that any compensation arrangements described herein or in the Fund's Prospectus constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for "eligible indirect compensation," as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential Benefit Plan investors and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, foreign plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and should consult their own advisers as to the propriety of an investment in the Fund. In particular, "governmental plans" (as defined in Section 3(32) of ERISA) are not subject to Title I of ERISA or Section 4975 of the Code. However, state laws applicable to certain governmental plans have provisions that impose restrictions on the investments and management of the assets of such plans that are, in some cases, similar to those under ERISA and the Code discussed above. It is uncertain whether exemptions and interpretations under ERISA would be recognized by the respective state authorities in such cases. Also, some state laws prohibit or impose percentage limitations on investments of a particular type, in obligations or securities of foreign governments or entities, or bar investments in particular countries or businesses operating in such countries. Fiduciaries of governmental plans, in consultation with their advisers, should consider the impact of their respective state pension laws and regulations on investments in the Fund, as well as the considerations discussed above to the extent applicable.

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BROKERAGE

Each Investment Manager is directly responsible for the execution of portfolio transactions and the allocation of brokerage for its Investment Funds. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in OTC markets, but the prices of those securities include undisclosed commissions or mark-ups. Investment Funds may not necessarily pay the lowest available commissions or mark-ups or mark-downs on each securities transaction.

The Fund did not pay brokerage commissions during the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 5 Times Square, New York, New York 10036.

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, acts as legal counsel to the Fund.

CUSTODIAN

The Bank of New York Mellon (the "Custodian") serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 225 Liberty Street, New York, New York 10286.

SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in the Fund's Prospectus and this SAI. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A in the Fund's Prospectus.

Interests in the Fund

Persons who purchase Interests in the offering being made hereby will be members of the Fund. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be members of the Fund.

Duty of Care of the Board, the Administrator and the Adviser

The LLC Agreement provides that none of the Directors, the Administrator or the Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

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The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, the Administrator and the Adviser (including certain of its affiliates, among others) by the Fund, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any investor for the repayment of any balance in such investor's capital account or for contributions by such investor to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, the Administrator or the Adviser for any liability, including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the Investment Company Act, (ii) the Administrator in its administrative capacity or (iii) a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of each investor adversely affected thereby or unless each investor has received notice of such amendment and any investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire Interest for repurchase by the Fund.

Power of Attorney

By purchasing an Interest in the Fund, each investor will appoint the Administrator and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an Interest in favor of the Administrator and each of the Directors and as such is irrevocable and continues in effect until all of such investor's Interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute investors.

Term, Dissolution and Liquidation

The Fund will be dissolved at any time there are no investors, unless the Fund is continued in accordance with the Delaware Limited Liability Company Act, or upon the occurrence of any of the following events:

•	the affirmative vote to dissolve the Fund by both (i) the Board and (ii) investors holding at least two-thirds of the total number of votes eligible to be cast by all investors;

•	the determination of investors not to continue the business of the Fund at a meeting called by the Administrator when no Director remains or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

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•	the expiration of any two-year period which commences on the date on which any investor has submitted to the Fund a written request in accordance with the LLC Agreement, to tender its entire Interest for repurchase by the Fund if such investor's Interest has not been repurchased during such period;

•	the determination by the Adviser to dissolve the Fund;

•	the termination of the Investment Management Agreement; or

•	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section of the Prospectus titled "Capital Accounts—Allocation of Net Profits and Net Losses."

Upon the dissolution of the Fund, its assets are to be distributed (i) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to investors, including actual or anticipated liquidation expenses, (ii) next to satisfy debts owing to the investors, and (iii) finally to the investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the investors in facilitating an orderly liquidation.

Reports to Investors

The Fund will furnish to each investor after the end of each taxable year such information regarding the operation of the Fund and such investor's Interest as is necessary for such investors to complete federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to investors.

Arbitration

Investors shall submit to arbitration that is final and binding on the parties for all controversies arising between or among investors, or one or more investors and the Fund, in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of the LLC Agreement or any other agreement. Investors waive their rights to seek remedies in court, including the right to jury trial. An award in arbitration is not required to include factual findings or legal reasoning, and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

 Controversies shall be determined by arbitration before an arbitration panel convened by The New York Stock Exchange, Inc. or the Financial Industry Regulatory Authority, Inc. (FINRA). The parties also may select another national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy. Arbitration shall be governed by the rules of the organization convening the panel. Judgment on any award of any such arbitration may be entered in any court with jurisdiction over the party or parties against whom such award is rendered.

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No investor shall bring a putative or certified class action to arbitration nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the investor is excluded from the class by the court.

Fiscal Year

The Fund's fiscal year ends on December 31.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended December 31, 2019 follow.

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A&Q LONG/SHORT STRATEGIES FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2019

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Long/Short Strategies Fund LLC

A&Q LONG/SHORT STRATEGIES FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December  31, 2019

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

A&Q Long/Short Strategies Fund LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ capital of A&Q Long/Short Strategies Fund LLC (the “Fund”), including the schedule of portfolio investments, as of December 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of A&Q Long/Short Strategies Fund LLC at December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of December 31, 2019, by correspondence with management of the underlying investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the UBS Hedge Fund Solutions LLC investment companies since 1995.

New York, NY

February 26, 2020

A&Q Long/Short Strategies Fund LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2019

ASSETS

Investments in Investment Funds, at fair value (cost $74,985,318)	$94,334,515
Cash	80,157
Receivable from Investment Funds	18,727,226
Advanced subscriptions in Investment Funds	3,500,000
Other assets	12,687

Total Assets	116,654,585

LIABILITIES

Loan payable	7,100,000
Withdrawals payable	5,954,864
Investment Management Fee payable (See Note 3)	511,674
Professional fees payable	179,286
Management Fee payable (See Note 3)	105,864
Administration fee payable (See Note 4)	21,376
Loan interest payable	11,099
Officer’s and Directors’ fees payable	8,502
Custody fee payable	720
Other liabilities	43,534

Total Liabilities	13,936,919

Members’ Capital	$102,717,666

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$83,368,469
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	19,349,197

Members’ Capital	$102,717,666

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments

December 31, 2019

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Alvento Long/Short Equity Fund LP	Europe including UK	$7,000,000	$9,092,361	8.85%	12/1/2016	Monthly	30 days	12/31/2019		$9,092,361
Biomedical Value Fund, L.P.	US/Canada	6,640,000	8,257,998	8.04	3/1/2019	Quarterly	120 days	3/31/2020	(d)	$8,257,998
Brilliant US Feeder 2 Fund Limited	Greater China	6,500,000	6,931,152	6.75	8/1/2019	Monthly	30 days	7/31/2020	(d),(e)	$873,154
Castle Hook Fund L.P.	Global	1,735,135	1,722,639	1.68	1/1/2017	Quarterly	90 days	12/31/2019	(f)	$430,660
Crake Global US Feeder L.P.	Global Markets	3,000,000	3,147,332	3.06	10/1/2019	Monthly	45 days	12/31/2019		$3,147,332
Jericho Capital Partners L.P.	US/Canada	2,975,394	6,558,943	6.39	6/1/2011	Quarterly	60 days	12/31/2019		$6,558,943
KCL Capital Fund, L.P.	Global	5,000,000	5,127,299	4.99	1/1/2019	Quarterly	65 days	12/31/2019		$5,127,299
Pelham Long/Short Fund, L.P.	Europe including UK	2,339,470	4,826,943	4.70	5/1/2010	Monthly	90 days	12/31/2019		$4,826,943
Pleiad Asia Onshore Feeder Fund	Developed Asia including Japan	6,797,995	8,111,990	7.90	8/1/2015	Quarterly	60 days	12/31/2019	(f)	$2,027,998
Point72 Capital, L.P.	Global	9,000,000	9,977,007	9.71	6/1/2018	Quarterly	45 days	12/31/2019	(f)	$2,494,252
TPG Public Equity Partners-A, L.P.	Global	7,627,324	11,641,232	11.33	9/1/2015	Quarterly	60 days	12/31/2019	(f)	$2,910,308
WT China Fund Ltd.	China	6,870,000	8,333,043	8.11	3/1/2019	Monthly	45 days	12/31/2019		$8,333,043
York Asian Opportunities Fund, L.P.	Developed Asia including Japan	6,000,000	6,970,076	6.79	8/1/2019	Quarterly	60 days	12/31/2019		$6,970,076
York European Strategic Metric Master Fund, L.P.	Europe including UK	3,500,000	3,636,500	3.54	12/1/2019	Quarterly	45 days	12/31/2019		$3,636,500

Equity Hedged Subtotal		74,985,318	94,334,515	91.84

Total		$74,985,318	$94,334,515	91.84%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	This holding is under lock-up and is not redeemable without paying a fee.
(e)	The Investment Fund is subject to an investor level gate of 20%.
(f)	The Investment Fund is subject to an investor level gate of 25%.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Statement of Operations

Year Ended December 31, 2019

EXPENSES

Investment Management Fee (See Note 3)	$1,640,843
Professional fees	623,488
Management Fee (See Note 3)	339,485
Officer’s and Directors’ fees	109,194
Commitment Fee	94,853
Administration fee (See Note 4)	91,233
Loan interest	18,601
Custody fee	8,344
Printing, insurance and other expenses	129,798

Total Expenses	3,055,839

Net Investment Loss	(3,055,839)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	6,466,600
Net change in unrealized appreciation/depreciation on investments in Investment Funds	6,120,851

Net Realized and Unrealized Gain/(Loss) from Investments	12,587,451

Net Increase in Members’ Capital Derived from Operations	$9,531,612

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Statements of Changes in Members’ Capital

Years Ended December 31, 2018 and 2019

	Adviser	Members	Total

Members’ Capital at January 1, 2018	$77,792	$144,167,416	$144,245,208

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(686)	(3,620,574)	(3,621,260)
Net realized gain/(loss) from investments in Investment Funds	8,014	13,942,989	13,951,003
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(10,856)	(18,023,601)	(18,034,457)
Net Decrease in Members’ Capital Derived from Operations	(3,528)	(7,701,186)	(7,704,714)

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	108,000	108,000
Members’ withdrawals	–	(20,494,123)	(20,494,123)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(20,386,123)	(20,386,123)

Members’ Capital at December 31, 2018	$74,264	$116,080,107	$116,154,371

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(743)	(3,055,096)	(3,055,839)
Net realized gain/(loss) from investments in Investment Funds	4,867	6,461,733	6,466,600
Net change in unrealized appreciation/depreciation on investments in Investment Funds	3,826	6,117,025	6,120,851
Net Increase in Members’ Capital Derived from Operations	7,950	9,523,662	9,531,612

MEMBERS’ CAPITAL TRANSACTIONS
Members’ withdrawals	–	(22,968,317)	(22,968,317)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(22,968,317)	(22,968,317)

Members’ Capital at December 31, 2019	$82,214	$102,635,452	$102,717,666

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Statement of Cash Flows

Year Ended December 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$9,531,612
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(37,510,000)
Proceeds from disposition of investments in Investment Funds	54,187,939
Net realized (gain)/loss from investments in Investment Funds	(6,466,600)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(6,120,851)
Changes in assets and liabilities:
(Increase)/decrease in assets:
Advanced subscriptions in Investment Funds	1,500,000
Receivable from Investment Funds	3,653,335
Other assets	(471)
Increase/(decrease) in liabilities:
Administration fee payable	(22,101)
Custody fee payable	(1,440)
Investment Management Fee payable	(119,357)
Loan interest payable	5,172
Management Fee payable	(24,694)
Officer’s and Directors’ fees payable	(11,498)
Professional fees payable	8,539
Other liabilities	(2,481)
Net cash provided by operating activities	18,607,104

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Members’ withdrawals, including change in withdrawals payable	(22,189,301)
Proceeds from loan	8,100,000
Principal payment on loan	(5,000,000)
Net cash used in financing activities	(19,089,301)

Net decrease in cash	(482,197)
Cash-beginning of year	562,354
Cash-end of year	$80,157

Supplemental disclosure of cash flow information:
Interest paid	$13,429

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Financial Highlights

December 31, 2019

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions.

		Years Ended December 31,
	2019	2018	2017	2016	2015

Ratio of net investment loss to average members’ capital [a,b]	(2.68%)	(2.61%)	(2.47%)	(2.38%)	(2.25%)

Ratio of gross expenses to average members’ capital [a,b]	2.68%	2.61%	2.47%	2.39%	2.36%

Ratio of net expenses to average members’ capital [a,b]	2.68%	2.61%	2.47%	2.39%	2.36%

Portfolio turnover rate	35.68%	16.66%	23.11%	11.93%	34.35%

Total return [c]	8.80%	(6.20%)	9.76%	(3.07%)	(0.47%)

Asset coverage [d]	15.467	30.039	14.738	19.995	N/A

Members’ capital at end of year (including the Adviser)	$102,717,666	$116,154,371	$144,245,208	$161,455,751	$194,128,758

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser’s capital.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital subscriptions or withdrawals during the year.

d

Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets and dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding. The Fund’s senior securities during this time period were comprised only of temporary borrowings made pursuant to secured revolving lines of credit agreements (see Note 5). There were no senior securities payable outstanding for the year ended December 31, 2015.

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements

December 31, 2019

1.	Organization

A&Q Long/Short Strategies Fund LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on August 13, 2001 and commenced operations on February 1, 2003. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is commonly referred to as a “fund of funds.” Its investment objective is to seek capital appreciation over the long term. The Fund will seek to achieve its investment objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board”, with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, UBS Hedge Fund Solutions (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Hedge Fund Solutions LLC (“UBS Hedge Fund Solutions”, the “Adviser” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Board may determine and are generally accepted monthly. The Board reserves the right to reject any application for interests in the Fund.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2019

1.	Organization (continued)

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that generally, it will recommend to the Board that the Fund offer to repurchase interests from Members on a quarterly basis. Members can only transfer or assign their membership interests or a portion thereof (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Board, which may be withheld in its sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. The Fund’s financial statements are prepared in accordance with US GAAP.

2.	Significant Accounting Policies

a.	New Accounting Pronouncement

In November 2016, the FASB issued Accounting Standards Update (ASU) 2016-18, “Statement of Cash Flows: Restricted Cash”. The amendments in this update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of- period total amounts shown in the statement of cash flows. ASU 2016-18 is effective for all entities for fiscal years beginning after December 15, 2018. During the year, the Adviser assessed the impact of the ASU on the Fund and determined that it has no material impact on the financial statements, nor were there any restricted cash balances held as of December 31, 2019.

b.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with US GAAP, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2019

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

US GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). US GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital.

The following is a summary of the investment strategy and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Fund as of December 31, 2019. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2019. The Fund used the following category to classify its Investment Funds:

The Investment Funds in the equity hedged strategy (total fair value of $94,334,515) generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of December 31, 2019, the Investment Funds in the equity hedged strategy had $46,642,018, representing 49% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $15,189,150, representing 16% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12 months after acquisition. The remaining restriction period for these investments ranges from 2 - 8 months at December 31, 2019.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2019

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $94,334,515 and is therefore excluded from the fair value hierarchy. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The three levels of the fair value hierarchy are as follows:

Level 1— quoted prices in active markets for identical investments

Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2019

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at December 31, 2019.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

c.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is recorded on the accrual basis.

d.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to Members; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

e.	Income Taxes

The Fund has reclassified $3,055,839 and $6,466,600 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2019. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2019 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. The Adviser has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2019

2.	Significant Accounting Policies (continued)

e.	Income Taxes (continued)

For the year ended December 31, 2019, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

f.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

g.	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the “Investment Management Fee”) at the annual rate of 1.45% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser and Administrator. For the year ended December 31, 2019, the Fund incurred an Investment Management Fee of $1,640,843, of which $511,674 remains payable and is included on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2019.

The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Management Fee”) at an annual rate of 0.30% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser and

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2019

3.	Related Party Transactions (continued)

Administrator. The Management Fee and the Investment Management Fee will be paid to the Adviser and Administrator out of the Fund’s assets and debited against the Members’ capital accounts, excluding the capital account attributable to the Adviser and Administrator. A portion of the Investment Management Fee and the Management Fee is paid by UBS Hedge Fund Solutions to its affiliates. For the year ended December 31, 2019, the Fund incurred a Management Fee of $339,485, of which $105,864 remains payable and is included on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2019.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acts as the distributor for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as distributor. Sales loads, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is allocated to the capital accounts of all Members on a pro-rata basis, other than the Investment Management Fee and the Management Fee which are similarly allocated to all Members other than the Adviser as described above.

Effective January 1, 2016, each Director of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the four other registered alternative investment funds advised by UBS Hedge Fund Solutions. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

During the year ended December 31, 2019, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $5,506 which is included in Officer’s and Directors’ fees on the Statement of Operations. The related payable of $8,502 is included in Officer’s and Directors’ fees payable on the Statement of Assets, Liabilities and Members’ Capital.

The Fund, along with other funds advised by UBS Hedge Fund Solutions, and the Directors are insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. A portion of the annual premiums is allocated in accordance with the risk adjuster’s recommendation among the UBS funds on a pro-rata basis. On an annual basis, the allocation methodology recommended by the risk adjuster is reviewed and approved by the Board and the Adviser determines the amounts to be charged to each fund based upon the Board approved methodology. During the year ended

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2019

3.	Related Party Transactions (continued)

December 31, 2019, the Fund incurred $51,345 in insurance fees, which is included in printing, insurance and other expenses on the Statement of Operations, of which none was payable at December 31, 2019.

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a Credit Agreement (See Note 5). On a quarterly basis, the credit provider will charge a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser will negotiate the commitment amount with the counterparty based on the amount each fund will be expected to borrow at a given time. The Commitment Fee will be allocated to each fund based on the expected borrowing amount which is disclosed within the Credit Agreement. For the year ended December 31, 2019, the Fund incurred a Commitment Fee of $94,853 to the counterparty, of which $18,394 remains payable and is included in other liabilities on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2019.

During the year ended December 31, 2019, the Adviser incurred expenses on behalf of the Fund for certain activities which benefit the investment funds managed by the Adviser. Of these expenses, the Adviser allocated $5,179 of expenses to the Fund which can be found in printing, insurance and other expenses on the Statement of Operations. As of December 31, 2019, $5,179 remains payable to the Adviser which is included in other liabilities on the Statement of Assets, Liabilities and Members’ Capital.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly administration fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly administration fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2019

5.	Loan Payable

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a secured Amended and Restated Credit Agreement dated as of September 1, 2015, as amended, supplemented or otherwise modified from time to time, which will terminate on August 25, 2020 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $16,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There is a Commitment Fee payable by the Fund, calculated at 50 basis points times the actual daily amount of the line of credit not utilized.

For the year ended December 31, 2019, the Fund’s average interest rate paid on borrowings was 3.31% per annum and the average borrowings outstanding was $562,778. The Fund had $7,100,000 in borrowings outstanding at December 31, 2019. Interest expense for the year ended December 31, 2019 was $18,601, of which $11,099 was payable at December 31, 2019.

6.	Investments

As of December 31, 2019, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2019 amounted to $37,510,000 and $54,187,939, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds’ tax reports. The Fund has not yet received all such tax reports for the year ended December 31, 2019; therefore, the tax basis of investments for 2019 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.45% to 2.85% (per annum) of net assets and incentive fees or allocations ranging from 9.00% to 20.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2019

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to December 31, 2019, the Fund paid withdrawals payable of $5,954,864 in full.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)

The Board of Directors of the Fund, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Directors”), last evaluated the Investment Management Agreement (the “Management Agreement”) at a meeting on September 26, 2019. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Management Agreement. The Directors reviewed materials furnished by UBS Hedge Fund Solutions LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, also were included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided by the Adviser to the Fund, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the personnel providing such services had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors recognized that certain of the Comparable Funds that are structured as private funds are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors recognized that, while the Fund’s performance for the year-to-date period ended June 30, 2019 lagged the median performance of the Comparable Funds for the same period, the Fund’s performance for the five-year period ended June 30, 2019 exceeded the median performance of the Comparable Funds and the performance of the HFRI Equity Hedge (Total) Index for the same period.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that, while the Fund’s management fee was above the median management fee of the Comparable Funds, the Fund does not charge an incentive fee, unlike most of the Comparable Funds. In comparing the advisory fees being charged to the Fund to those charged to other advisory clients of the Adviser, the Directors noted that, while the Fund’s management fee was above the standard management fee of the Adviser’s retail clients and non-retail clients, the Fund does not charge an incentive fee, unlike the Adviser’s retail clients and non-retail clients.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Management Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Directors determined that the fees under the Management Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining. After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2019 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Hedge Fund Solutions, LLC (“UBS HFS”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years

INDEPENDENT DIRECTORS

Virginia G. Breen (55) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Aug. 7, 2008	Private investor and board member.	4

Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (19 funds); certain funds in the Calamos Fund Complex (26 portfolios); Jones Lang LaSalle Income Property

Trust, Inc.

George W. Gowen (90) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	4	None.

Stephen H. Penman (73) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	4	Member, Board of Advisors, Boston Harbor Investment Management, LLC.

INTERESTED DIRECTOR

Meyer Feldberg (77)[3] c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	47	Director of: NYC Ballet; Revlon, Inc. (1997 to 2017); Macy’s, Inc. (1992 to 2016). Advisory Director of Welsh Carson Anderson & Stowe.

OFFICER(S) WHO ARE NOT DIRECTORS

William J. Ferri (53) UBS HFS 787 7th Avenue New York, New York 10019 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Head of UBS Asset Management (Americas) Inc. (“UBS AM”) and Head of Multi-Manager and Hedge Fund Solutions of UBS AM since March 2017. Prior to serving in this role, Mr. Ferri was Global Head of UBS HFS from 2010 to 2017.	N/A	N/A

Dylan Germishuys (50) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013	Head of Operations and Product Control of UBS HFS since 2004.	N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years

Frank S. Pluchino (60) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005	Executive Director and Chief Compliance Officer of UBS HFS since October 2010, and Executive Director of UBS Business Solutions US LLC since January 2017. Mr. Pluchino also serves as Chief Compliance Officer of the registered investment funds advised by UBS HFS and UBS AM.	N/A	N/A

Keith A. Weller (58) UBS AM One North Wacker Drive Chicago, IL 60606 Chief Legal Officer	Term — Indefinite Length—since Jul. 25, 2019	Executive Director and Deputy General Counsel (since February 2019, prior to which he was Senior Associate General Counsel) of UBS Business Solutions US LLC (since January 2017) and UBS AM (since 2005). Mr. Weller also serves as a Vice President and Secretary of the registered investment funds advised by UBS AM.	N/A	N/A

[1]	The Fund commenced operations on February 1, 2003.

[2]	As of December 31, 2019, of the 47 funds/portfolios in the complex, 43 were advised by an affiliate of UBS HFS and four comprised the registered alternative investment funds advised by UBS HFS.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-PORT”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available, without charge, on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

1.	Financial Statements:
Part A: Financial Highlights*
Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets, Liabilities and Members' Capital, Statement of Operations, Statement of Changes in Members' Capital, Statement of Cash Flows, Notes to Financial Statements and Schedule of Portfolio Investments*

2.	Exhibits:

	(a)(1)	Certificate of Formation(1)

	(a)(2)	Certificate of Amendment dated December 11, 2002(2)

	(a)(3)	Certificate of Amendment dated February 7, 2011(3)

	(a)(4)	Certificate of Amendment dated April 28, 2011(3)

	(a)(5)	Certificate of Amendment dated April 28, 2014(4)

	(a)(6)	Limited Liability Company Agreement, as amended and restated from time to time (included as Appendix A to the Fund's prospectus)

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	See Item 25(2)(a)(6)

	(e)	Not Applicable.

	(f)	Not Applicable.

	(g)	Form of Investment Management Agreement, as amended(5)

	(h)	Form of Distribution Agreement, as amended(5)

	(j)	Form of Custodian Services Agreement(2)

	(k)(1)	Form of Administration Agreement, as amended(5)

	(k)(2)	Form of Administration, Accounting and Investor Services Agreement(2)

	(k)(3)	Form of Escrow Agreement(2)

	(k)(4)	Investor Certificate (included as Appendix B to the Fund's prospectus)

	(l)	Opinion and Consent of Proskauer Rose LLP*

	(n)(1)	Tax Opinion and Consent of Stroock & Stroock & Lavan LLP(2)

(n)(2)	Consent of Independent Registered Public Accounting Firm*

(p)	Not Applicable.

(r)	Code of Ethics, as amended(5)

(s)	Powers of Attorney of Virginia G. Breen, Meyer Feldberg, George W. Gowen and Stephen H. Penman(6)
__________________________
*	Filed herewith.

(1)	Incorporated by reference to Exhibit (a)(1) of the Registration Statement on Form N-2 (Reg. No. 333-99281), filed on September 6, 2002.

(2)	Incorporated by reference to the respective Exhibits of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 333-99281), filed on December 12, 2002.

(3)	Incorporated by reference to the respective Exhibits of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 333-172908), filed on April 29, 2011.

(4)	Incorporated by reference to the respective Exhibits of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Reg. No. 333-194093), filed on April 29, 2014.

(5)	Incorporated by reference to the respective Exhibits of the Registration Statement on Form N-2 (Reg. No. 333-216562), filed on March 9, 2017 (the "2017 Registration Statement").

(6)	Incorporated by reference to Exhibit (s) of the Registration Statement on Form N-2 (Reg. No. 333-236896), filed on March 4, 2020.

Item 26. Marketing Arrangements: Not Applicable.

Item 27. Other Expenses of Issuance and Distribution:

Registration fees	$0
FINRA fees	$500
Legal fees	$75,000
Blue Sky fees	$0
Accounting fees	$6,600
Printing	$30,000
Miscellaneous	$0

Total	$112,100

Item 28. Persons Controlled by or Under Common Control with Registrant: None.

Item 29. Number of Holders of Securities as of February 29, 2020:

Title of Class	Number of Recordholders
Limited Liability Company Interests	401

Item 30. Indemnification:

Reference is made to Section 3.7 of the Registrant's Limited Liability Company Agreement, as amended and restated from time to time (the "LLC Agreement"), included in the prospectus as Appendix A, to Paragraph 7 of the Registrant's Investment Management Agreement, as amended (the "Investment Management Agreement"), filed as Exhibit (g) to the 2017 Registration Statement, and to Section 8 of the Registrant's Distribution Agreement, as amended (the "Distribution Agreement"), filed as Exhibit (h) to the 2017 Registration Statement. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement, Investment Management Agreement and Distribution Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant, in conjunction with the Registrant's directors and other registered management investment companies managed by UBS Hedge Fund Solutions LLC (the "Adviser"), maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each member, director, executive officer, or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-62960), and is incorporated herein by reference.

Item 32. Location of Accounts and Records:

BNY Mellon Investment Servicing (US) Inc., as Fund administrator, maintains certain required accounting-related and financial books and records of the Registrant at 301 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser, whose offices are located at 600 Washington Boulevard, Stamford, Connecticut 06901.

Item 33. Management Services: Not Applicable.

Item 34. Undertakings:

I.	The Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II.	The Registrant undertakes that:

(a)	For purposes of determining any liability under the Securities Act of 1933, as amended (the "1933 Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

IV.	The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V.	The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

VI.	The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

VII.	The Registrant undertakes that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	The portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of April, 2020.

A&Q LONG/SHORT STRATEGIES FUND LLC By: /s/ Dylan Germishuys Dylan Germishuys Authorized Signatory

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2020.

Name	Title

/s/ William J. Ferri William J. Ferri	Principal Executive Officer

/s/ Dylan Germishuys Dylan Germishuys	Principal Accounting Officer

/s/ Meyer Feldberg* Meyer Feldberg	Chairman and Director

/s/ Virginia G. Breen* Virginia G. Breen	Director

/s/ George W. Gowen* George W. Gowen	Director

/s/ Stephen H. Penman* Stephen H. Penman	Director

*By: /s/ Dylan Germishuys

Dylan Germishuys,

Attorney-in-Fact

Exhibit Index

(l)	Opinion and Consent of Proskauer Rose LLP

(n)(2)	Consent of Independent Registered Public Accounting Firm